SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of report (Date of earliest event
                            reported) August 1, 1999
                     --------------------------------------



                 J.P. Morgan Commercial Mortgage Finance Corp.
               ------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

         Delaware                    333-635896                 3789046
----------------------------     ----------------------      --------------
(State or Other Jurisdiction     (Commission File Number)   (I.R.S. Employer
 of Incorporation)                                          Identification No.)



                                 60 Wall Street
                            New York, New York 10260
                 ----------------------------------------------
              (Address of Principal ExecutiveOffices and Zip Code)

        Registrant's telephone number, including area code (212) 648-9344
                                                            -------------

Item 5.  Other Events
------   ------------

Filing of Pooling and Servicing Agreement.
-----------------------------------------

         On August 1, 1999, J.P. Morgan Commercial Mortgage Finance Corp. (the "Company") entered into a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Midland Loan Services, Inc., as master servicer and special servicer, and State Street Bank and Trust Company, as trustee. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.

Item 7.  Financial Statements, Pro Forma Financial
------   -----------------------------------------

         Information and Exhibits.
         ------------------------

         (a)    Not applicable

         (b)    Not applicable

         (c)    Exhibits.

         The following is filed herewith.  The exhibit number  corresponds  with
Item 601(b) of Regulation S-K.

         Exhibit No.                                 Description
         -----------                                 -----------

             99                             Pooling and Servicing Agreement

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                      J.P. MORGAN COMMERCIAL MORTGAGE
                                            FINANCE CORP.



                                      By: /s/ Lawrence J. Blume
                                          ----------------------------
                                          Name: Lawrence J. Blume
                                          Title: Vice President



Dated:  August 31, 1999

                                  Exhibit Index
                                  -------------



Exhibit                                                            Page
-------                                                            ----

99.    Pooling and Servicing Agreement                               6

                                   EXHIBIT 99




    ----------------------------------------------------------------------

                J.P. Morgan Commercial Mortgage Finance Corp.,

                                  Depositor,

                         Midland Loan Services, Inc.,

                     Master Servicer and Special Servicer,

                                      and

                     State Street Bank and Trust Company,

                                    Trustee

                       --------------------------------

                        POOLING AND SERVICING AGREEMENT

                          Dated as of August 1, 1999

                       --------------------------------

                                 $731,516,500

                      Mortgage Pass-Through Certificates

                                Series 1999-C8

    ----------------------------------------------------------------------

                               TABLE OF CONTENTS

                                     Page

                       ARTICLE I DEFINITION..................................3

Section 1.01   Defined Terms.................................................3
      Accepted Servicing Practices...........................................3
      Accepted Special Servicing Practices...................................4
      Acquisition Date.......................................................4
      Adjusted Available Distribution Amount.................................4
      Advance................................................................5
      Advance/Delinquency Report.............................................5
      Advance Rate...........................................................5
      Affiliate..............................................................5
      Agreement..............................................................5
      Allocation Fraction....................................................5
      Anticipated Repayment Date.............................................5
      ARD Loan...............................................................5
      Asset Strategy Report..................................................5
      Assignment of Leases and Rents.........................................5
      Assignment of Mortgage.................................................6
      Available Distribution Amount..........................................6
      Balloon Mortgage Loan..................................................6
      Balloon Payment........................................................6
      Bankruptcy Code........................................................6
      Book-Entry Certificate.................................................6
      Business Day...........................................................6
      Canadian Loans.........................................................7
      Certificate............................................................7
      Certificate Account....................................................7
      Certificate Balance....................................................7
      Certificateholder......................................................7
      Certificate Owner......................................................7
      Certificate Register...................................................7
      Certificate Registrar..................................................7
      Class..................................................................7
      Class A1 Certificate...................................................7
      Class A2 Certificate...................................................8
      Class B Certificate....................................................8
      Class Balance..........................................................8
      Class C Certificate....................................................8
      Class D Certificate....................................................8
      Class E Certificate....................................................8
      Class F Certificate....................................................8
      Class G Certificate....................................................8
      Class H Certificate:...................................................8
      Class J Certificate....................................................8
      Class NR Certificate...................................................8
      Class Portion..........................................................8
      Class Prepayment Fraction..............................................9
      Class R-I Certificate..................................................9
      Class R-II Certificate.................................................9
      Class R-III Certificate................................................9
      Class X Certificate....................................................9
      Class X Component......................................................9
      Code..................................................................10
      Collateral Value Adjustment...........................................10
      Collateral Value Adjustment Event.....................................11
      Collection Account....................................................11
      Collection Period.....................................................11
      Condemnation Proceeds.................................................11
      Corporate Trust Office................................................11
      CSSA SIP..............................................................12
      Custodian.............................................................12
      Cut-off Date..........................................................12
      Cut-off Date Balance..................................................12
      DCR...................................................................12
      Defaulted Mortgage Loan...............................................12
      Defeasance Collateral"................................................12
      Deficient Valuation...................................................12
      Definitive Certificate................................................12
      Delivery Date.........................................................13
      Depositor.............................................................13
      Depository............................................................13
      Depository Participant................................................13
      Detailed Loan Indicative Data File....................................13
      Determination Date....................................................13
      Directing Certificateholder...........................................13
      Directly Operate......................................................13
      Disqualified Organization.............................................14
      Distribution Date.....................................................14
      DSCR..................................................................14
      Due Date..............................................................14
      Eligible Account......................................................14
      Environmental Laws....................................................15
      Escrow Account........................................................16
      Escrow Payments.......................................................16
      Event of Default......................................................16
      Excess Cash Flow......................................................16
      Excess Condemnation Proceeds..........................................16
      Excess Insurance Proceeds.............................................16
      Excess Interest.......................................................17
      Excess Rate...........................................................17
      FDIC..................................................................17
      Final Certification...................................................17
      Final Recovery Determination..........................................17
      Foreign Currency Exchange Contract....................................17
      F/X Assignment Agreement..............................................17
      F/X Counterparty......................................................17
      F/X Market Rate.......................................................18
      F/X Payment Date......................................................17
      Hazardous Materials...................................................18
      Holder................................................................18
      Independent...........................................................18
      Initial Subservicer...................................................19
      Insurance Policy......................................................19
      Insurance Proceeds....................................................19
      Interest Accrual Amount...............................................19
      Interest Distribution Amount..........................................19
      Interest Reserve Account..............................................20
      Interest Reserve Loan.................................................20
      Interested Person.....................................................20
      Law...................................................................20
      Liquidation Event.....................................................20
      Liquidation Proceeds..................................................20
      Loan Sale Agreement...................................................20
      Loss Mortgage Loan....................................................21
      MAI...................................................................21
      Master Remittance Date................................................21
      Master Servicer.......................................................21
      Master Servicing Fee..................................................21
      Master Servicing Fee Rate.............................................21
      Maturity Date.........................................................21
      MGT...................................................................21
      Midland...............................................................21
      Minimum Master Servicing Fee Rate.....................................21
      Modification..........................................................21
      Monitoring Certificateholder..........................................21
      Monitoring Class......................................................21
      Monthly Payment.......................................................22
      Moody's...............................................................22
      Mortgage..............................................................22
      Mortgage Loan.........................................................22
      Mortgage Loan Documents...............................................22
      Mortgage Loan File....................................................22
      Mortgage Loan Schedule................................................22
      Mortgage Loan Seller..................................................23
      Mortgage Note.........................................................23
      Mortgage Rate.........................................................23
      Mortgaged Property....................................................23
      Mortgagor.............................................................23
      Most Subordinate Class of Certificates................................23
      Net Prepayment Premium................................................23
      Nonrecoverable Advance................................................23
      Nonrecoverable Advance Certificate....................................23
      Non-United States Person..............................................24
      Non-U.S. Treasury Net Prepayment Premium..............................24
      Notional Amount.......................................................24
      NRSRO.................................................................24
      Officers'Certificate..................................................24
      Operating Statements and Rent Rolls Repor.............................24
      Opinion of Counsel....................................................24
      Original Class Balance................................................24
      Ownership Interest....................................................24
      P&I Advance...........................................................25
      Pass-Through Rate.....................................................25
      Payment Reserve.......................................................25
      Percentage Interest...................................................25
      Permitted Investments.................................................25
      Person................................................................26
      Pool Factor...........................................................26
      Prepayment Assumption.................................................26
      Prepayment Interest Excess............................................27
      Prepayment Interest Shortfall.........................................27
      Prepayment Premium....................................................27
      Primary Servicing Fees................................................27
      Prime Rate............................................................27
      Principal Distribution Amount.........................................27
      Principal Prepayment..................................................28
      Private Certificates..................................................28
      Property Improvement Expenses.........................................28
      Property Inspection Report............................................28
      Property Protection Expenses..........................................28
      Purchase Price........................................................29
      Qualified Insurer.....................................................29
      Rated Final Distribution Date.........................................30
      Rating Agency.........................................................30
      Realized Loss.........................................................30
      Record Date...........................................................30
      REMIC.................................................................31
      REMIC I...............................................................31
      REMIC I Uncertificated Interests......................................31
      REMIC II..............................................................31
      REMIC II Uncertificated Interests.....................................31
      REMIC III.............................................................31
      REMIC Provisions......................................................31
      Remittance Period.....................................................31
      Remittance Rate.......................................................31
      Remittance Report.....................................................32
      Rents from Real Property..............................................32
      REO Account...........................................................32
      REO Acquisition.......................................................32
      REO Mortgage Loan.....................................................32
      REO Proceeds..........................................................32
      REO Property..........................................................32
      REO Status Report.....................................................33
      REO Tax...............................................................33
      Repair and Remediation Reserve........................................33
      Replacement Reserve...................................................33
      Replacement Special Servicer..........................................33
      Request for Release and Receipt of Docume.............................33
      Required Appraisal Date...............................................33
      Required Rating.......................................................33
      Residual Certificate..................................................34
      Responsible Officer...................................................34
      Review Threshold......................................................34
      Revised Rate..........................................................34
      S&P...................................................................34
      Scheduled Principal Balance...........................................34
      Security Agreement....................................................34
      Servicer..............................................................34
      Servicer Watch List...................................................34
      Servicing Advance.....................................................35
      Servicing Fee.........................................................35
      Servicing Fee Rate....................................................35
      Servicing Officer.....................................................35
      Servicing Transfer Date...............................................35
      Servicing Transfer Event..............................................35
      Single-Purpose Entity"................................................35
      Specially Serviced Mortgage Loan......................................36
      Specially Serviced Mortgage Loan Status R.............................36
      Special Servicer......................................................36
      Special Servicing Fee.................................................36
      Startup Day...........................................................36
      State Tax Laws........................................................36
      Stated Principal Balance..............................................36
      Tax Matters Person....................................................37
      Tax Returns...........................................................37
      Tenant Improvement and Leasing Commission.............................38
      Transfer Date.........................................................38
      Trust Fund............................................................38
      Trustee...............................................................38
      Trustee Fee...........................................................38
      Trustee Fee Rate......................................................38
      UCC Financing Statement...............................................38
      Uncertificated Interest I.............................................38
      Uncertificated Interest II............................................38
      Uncertificated Interest III...........................................38
      Uncertificated Interest IV............................................38
      Uncertificated Interest V.............................................39
      Uncertificated Interest VI............................................39
      Uncertificated Interest VII...........................................39
      Uncertificated Interest VIII..........................................39
      Uncertificated Interest IX............................................39
      Uncertificated Interest X.............................................39
      Uncertificated Interest XI............................................39
      Uncertificated Interest XII...........................................39
      Underwriter...........................................................39
      United States Person..................................................39
      U.S. Treasury Net Prepayment Premium..................................39
      Voting Rights.........................................................40
      Weighted Average Remittance Rate .....................................41
      Withheld Amount ......................................................41
Section 1.02   Calculations ................................................41
Section 1.03   Rules of Construction .......................................41
Section 1.04   Canadian Loans ..............................................41

ARTICLE II CONVEYANCE OF MORTGAGE LOANS; ORIGINAL ISSUANCE OF CERTIFICATES..43

Section 2.01   Conveyance of Mortgage Loans ................................43
Section 2.02   Acceptance by Trustee .......................................45
Section 2.03   Representations and Warranties of the Depositor, the
               Master Servicer and the Special Servicer;
               Assignment of Rights ........................................47
Section 2.04   Repurchase of Mortgage Loans for Breaches of
               Representation and Warranty .................................52
Section 2.05   Execution of Certificates ...................................53

      ARTICLE III GENERAL SERVICING AND ADMINISTRATION .....................54

Section 3.01   Access to Certain Documentation Regarding the
               Mortgage Loans and This Agreement ...........................54
Section 3.02   Annual Statement As to Compliance ...........................54
Section 3.03   Annual Independent Public Accountants' Servicing
               Report ......................................................54
Section 3.04   Merger or Consolidation of Any Servicer .....................55
Section 3.05   Limitation on Liability of the Servicers and Others .........55
Section 3.06   Resignation of Servicers ....................................56
Section 3.07   Maintenance of Errors and Omissions and Fidelity
               Coverage ....................................................56
Section 3.08   Indemnity ...................................................57
Section 3.09   Information Systems .........................................58
Section 3.10   Successor to a Servicer .....................................58
Section 3.11   REMIC Administration ........................................60
Section 3.12   Notices to Mortgagors .......................................63
Section 3.13   Subservicing ................................................64
Section 3.14   Record Title to Mortgage Loans, Etc. ........................65
Section 3.15   Release of Documents and Instruments of
               Satisfaction ................................................65
Section 3.16   Additional Servicing Restrictions; Defeasance ...............67
Section 3.17   Interest Reserve Account ....................................68

               ARTICLE IV MASTER SERVICING..................................69

Section 4.01   The Master Servicer .........................................69
Section 4.02   Collection Account; Collection of Certain
               Mortgage Loan Payments ......................................72
Section 4.03   Permitted Withdrawals from the Collection Account ...........74
Section 4.04   Remittances to the Trustee ..................................76
Section 4.05   Master Servicer Advances ....................................77
Section 4.06   Escrow Accounts .............................................79
Section 4.07   Maintenance of Insurance ....................................81
Section 4.08   Enforcement of "Due-on-Sale" Clauses; Assumption
               Agreements ..................................................83
Section 4.09   Review of Property Inspections, Operating
               Statements, Rent Rolls and Financial Statements .............85
Section 4.10   Reports of the Master Servicer ..............................86
Section 4.11   Confirmation of Balloon Payment .............................87
Section 4.12   Master Servicer Compensation ................................88
Section 4.13   Adjustment of Master Servicer's Compensation ................88
Section 4.14   Implementation of Operations and Maintenance Plans ..........89
Section 4.15   Dissemination of Information ................................89
Section 4.16   Foreign Currency Exchange Contracts .........................89

                     ARTICLE V [RESERVED] ..................................90

                     ARTICLE VI SPECIAL SERVICING ..........................91

Section 6.01   The Special Servicer ........................................91
Section 6.02   Transfer to Special Servicing ...............................91
Section 6.03   Servicing of Specially Serviced Mortgage Loans ..............92
Section 6.04   Management of REO Property ..................................97
Section 6.05   Sale of REO Property and Specially Serviced Mortgage Loans...99
Section 6.06   REO Account; Collection of REO Proceeds ....................100
Section 6.07   Master Servicer ............................................101
Section 6.08   Remittances to Master Servicer .............................101
Section 6.09   Specially Serviced Mortgage Loan Status Reports, REO
               Status Reports and Other Reports ...........................101
Section 6.10   Special Servicer Advances ..................................103
Section 6.11   Environmental Considerations ...............................104
Section 6.12   Restoration of Specially Serviced Mortgage Loans ...........106
Section 6.13   Special Servicer Compensation ..............................107
Section 6.14   Limitations on the Special Servicer with Respect
               ARD Loans ..................................................107
Section 6.15   Collateral Value Adjustments ...............................107
Section 6.16   Replacement Special Servicer ...............................108

          ARTICLE VII PAYMENTS TO CERTIFICATEHOLDERS ......................110

Section 7.01   Certificate Account; Remittances to the Trustee ............110
Section 7.02   Distributions ..............................................110
Section 7.03   Statements to Certificateholders ...........................114
Section 7.04   Distribution of Reports to the Trustee and the Depositor;
               Advances by the Master Servicer ............................117
Section 7.05   Allocations of Realized Losses and Collateral
               Value Adjustments ..........................................118

               ARTICLE VIII THE CERTIFICATES ..............................119

Section 8.01   The Certificates ...........................................119
Section 8.02   Registration of Transfer and Exchange of Certificates ......120
Section 8.03   Mutilated, Destroyed, Lost or Stolen Certificates ..........124
Section 8.04   Persons Deemed Owners ......................................124

                    ARTICLE IX THE DEPOSITOR ..............................125

Section 9.01   Liability of the Depositor .................................125
Section 9.02   Merger, Consolidation or Conversion of the Depositor .......125
Section 9.03   Limitation on Liability of Depositor and Others ............125

               ARTICLE X DEFAULT ..........................................126

Section 10.01  Events of Default ..........................................126
Section 10.02  Trustee to Act; Apointment of Successor ....................129
Section 10.03  Notification to Certificateholders .........................129
Section 10.04  Waiver of Events of Default ................................129
Section 10.05  Additional Remedies of Trustee Upon Event of Default .......130

               ARTICLE XI CONCERNING THE TRUSTEE ..........................131

Section 11.01  Duties of Trustee ..........................................131
Section 11.02  Monitoring Certificateholders and Directing
               Certificateholder ..........................................132
Section 11.03  Powers of Attorney .........................................133
Section 11.04  Cetification by Certificate Owners..........................134
Section 11.05  Certain Matters Affecting the Trustee ......................134
Section 11.06  Trustee Not Liable for Certificates or Mortgage Loans ......135
Section 11.07  Trustee May Own Certificates ...............................136
Section 11.08  Fees and Expenses of Trustee; Indemnification of Trustee ...136
Section 11.09  Eligibility Requirements for Trustee .......................137
Section 11.10  Resignation and Removal of the Trustee .....................137
Section 11.11  Successor Trustee ..........................................138
Section 11.12  Merger or Consolidation of Trustee .........................139
Section 11.13  Appointment of Co-Trustee or Separate Trustee ..............139
Section 11.14  Appointment of Custodians ..................................140
Section 11.15  Representations and Warranties of the Trustee ..............142
Section 11.16  SEC Filings ................................................143
Section 11.17  Massachusetts Filings ......................................143

                    ARTICLE XII TERMINATION ...............................144

Section 12.01  Termination Upon Repurchase or Liquidation of
               All Mortgage Loans .........................................144

               ARTICLE XIII MISCELLANEOUS PROVISIONS ......................146

Section 13.01  Amendment ..................................................146
Section 13.02  Recordation of Agreement; Counterparts .....................147
Section 13.03  Limitation on Rights of Certificateholders .................148
Section 13.04  Governing Law ..............................................149
Section 13.05  Notices ....................................................149
Section 13.06  Severability of Provisions .................................149
Section 13.07  Grant of a Security Interest ...............................150
Section 13.08  Successors and Assigns .....................................150
Section 13.09  Article and Section Headings ...............................150
Section 13.10  Notices and Information to Rating Agencies .................150
Section 13.11  Certificateholders' List ...................................152


                                   EXHIBITS

Exhibit A         Form of Certificate
Exhibit B         Form of Asset Strategy Report
Exhibit C         Form of Transferor Certificate

Exhibit D-1       Form of Investment Letter - Qualified Institutional Buyers
Exhibit D-2       Form of Investment Letter - Regulation S
Exhibit D-3       Form of Investment Letter - Rule 144A
Exhibit E         Form of Investment Letter - Accredited Investors
Exhibit F-1       Form of Transfer Affidavit
Exhibit F-2       Form of Transferor Certificate
Exhibit G         Mortgage Loan Schedule
Exhibit H         Hedge Transactions Schedule
Exhibit I         Form of Loan Sale Agreement
Exhibit J         Form of Acknowledgment
Exhibit K         Form of Reports
Exhibit L         Form of Special Servicer Letter Pursuant to Section 4.01(e)
Exhibit M         Form of Property Inspection Report Pursuant to
                  Section 4.09(a)
Exhibit N         Form of Summary of Operating Statements and Rent Rolls
                  Pursuant to Section 4.09(b)
Exhibit O         Form of Remittance Report Pursuant to Section 4.10(a)
Exhibit P         Form of Detailed Loan Indicative Data File Pursuant to
                  Section 4.10(a)
Exhibit Q         [RESERVED]
Exhibit R         [RESERVED]
Exhibit S         Form of Notice Regarding Transfer to Special Servicing
                  Pursuant to Section 6.02(a)
Exhibit T         Form of Special Servicer Letter Pursuant to Section 6.02(b)
Exhibit U         Form of Special Servicer Letter Pursuant to Section 6.02(e)
Exhibit V         Form of Specially Serviced Mortgage Loan and REO Status
                  Report Pursuant to Section 6.09(a)
Exhibit W         Form of Special Servicer Notice Pursuant to Section 6.12(a)
Exhibit X         Form of Special Servicer Notice Pursuant to Section 6.12(b)
Exhibit Y         Form of Request for Release and Receipt of Documents
                  Pursuant to Section 3.15 or Section 11.14(b)
Exhibit Z         Form of REO Account Letter Pursuant to Section 6.09(b)

                  This Pooling and Servicing Agreement, dated and effective as of August 1, 1999, among J.P. Morgan Commercial Mortgage Finance Corp., a Delaware corporation, as Depositor, Midland Loan Services, Inc., a Delaware corporation, as Master Servicer and as Special Servicer, and State Street Bank and Trust Company, a Massachusetts trust company, as Trustee.

                            PRELIMINARY STATEMENT:

                  The Depositor intends to sell mortgage pass-through certificates, to be issued hereunder in multiple classes, which in the aggregate will evidence the entire beneficial ownership interest in the Mortgage Loans (as defined below). The Mortgage Loans will be serviced pursuant to the terms hereof. The Depositor hereby assigns to the Trustee, acting on behalf of the Certificateholders, its interests and rights in the Mortgage Loans, including, with respect to the Canadian Loans (as defined below), the related Foreign Currency Exchange Contracts (as defined below). As provided herein, the Trustee will elect that the segregated pool of assets subject to this Agreement (including, without limitation, the Mortgage Loans) be treated for federal income tax purposes as a real estate mortgage investment conduit (a "REMIC") and such segregated pool of assets will be designated as "REMIC I". One hundred twenty-eight partial undivided beneficial ownership interests in each of the Mortgage Loans (the "REMIC I Uncertificated Classes") will be designated as the "regular interests" in REMIC I and the Class R-I Certificates will be the sole class of "residual interests" in REMIC I, for purposes of the REMIC Provisions (as defined herein) under federal income tax law. A segregated pool of assets consisting of the REMIC I Uncertificated Classes will be designated as "REMIC II" and the Trustee will make a separate REMIC election with respect thereto. Twelve partial undivided beneficial ownership interests in REMIC II (the "REMIC II Uncertificated Classes") will be designated as the "regular interests" in REMIC II and the Class R-II Certificates will be the sole class of "residual interests" in REMIC II, for purposes of the REMIC Provisions under federal income tax laws. Each of the REMIC II Uncertificated Classes will be allocated distributions of principal and Realized Losses on each Distribution Date in an amount equal to the aggregate amount of principal distributions and Realized Losses allocated to the related Class of Certificates. In addition, each of the REMIC II Uncertificated Claims will be allocated distributions on interest in the same order of priority as the related Class of Certificates. For purposes of the preceding two sentences, each REMIC II Uncertificated Class will be deemed related to the Class of Certificates referenced in the definition thereof. A segregated pool of assets consisting of the REMIC II Uncertificated Classes will be designated as "REMIC III" and the Trustee will make a separate REMIC election with respect thereto. The Class A1, Class A2, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J, Class K, Class NR Certificates and each of the Class X Components will be designated as the "regular interests" in REMIC III, and the Class R-III Certificates will be the sole class of "residual interests" therein for purposes of the REMIC Provisions under federal income tax law.

                  The following table sets forth the designation, Pass-Through Rate and Original Class Balance for each Class of Certificates comprising the interests in the Trust Fund created hereunder.

                                                                   Original
    Class Designation                  Pass-Through Rate         Class Balance

   Class A1                                    (1)               $171,500,000

   ----------------------------------
   Class A2                                    (2)               $357,019,000
   ----------------------------------
   Class B                                     (3)                $36,575,000
   ----------------------------------
   Class C                                     (3)                $32,918,000
   ----------------------------------
   Class D                                     (3)                $14,630,000
   ----------------------------------
   Class E                                     (3)                $25,603,000
   ----------------------------------
   Class F                                     (3)                $10,972,000
   ----------------------------------
   Class X                                     (4)                   $0(5)
   ----------------------------------
   Class G                                   6.000%               $16,459,000
   ----------------------------------
   Class H                                   6.000%               $20,116,000
   ----------------------------------
   Class J                                   6.000%               $23,774,000
   ----------------------------------
   Class K                                   6,000%                $7,315,000
   ----------------------------------
   Class NR                                  6.000%               $14,635,500
   ----------------------------------
   Class R-I                                   NA                     NA

   ----------------------------------
   Class R-II                                  NA                     NA

   ----------------------------------
   Class R-III                                 NA                     NA

   ----------------------------------

--------------
(1) The Pass-Through Rate for the Class A1 Certificates will be the lesser of (i) a rate equal to the weighted average of the Remittance Rates or the mortgage loans and (ii) 7.325%.


(2) The Pass-Through Rate for the Class A2 Certificates will be the lesser of (i) a rate equal to the weighted average of the Remittance Rates on the mortgage loans and (ii) 7.400%.


(3) The Pass-Through Rate for the Class B, Class C, Class D, Class E and Class F Certificates will be a rate equal to the Weighted Average Remittance Rate on the mortgage loans.


(4) The Pass-Through Rate for the Class X Certificates will equal, on each Distribution Date, the excess of the Weighted Average Remittance Rate for such Distribution Date over the weighted average of the Pass-Through Rates on all other Classes of Certificates immediately prior to such Distribution Date weighted on the basis of the Class Balance of each such Class immediately prior to such Distribution Date.

(5) Interest will be calculated based on the Notional Amount.

               As of close of business on the Cut-off Date, the Mortgage Loans had an aggregate Cut-off Date Balance equal to $731,516,500.

               In consideration of the mutual agreements herein contained, the Depositor, the Master Servicer, the Special Servicer and the Trustee agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

Section 1.01       Defined Terms.

               Whenever used in this Agreement, including in the Preliminary Statement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

               "Accepted Servicing Practices": The procedures that the Master Servicer follows in the servicing and administration of mortgage loans, consistent with the higher of (i) the standard of care, skill, prudence and diligence with which the Master Servicer services and administers mortgage loans that are held for other portfolios and are similar to the Mortgage Loans and (ii) the standard of care, skill, prudence and diligence which the Master Servicer services and administers mortgage loans that are held for its own portfolio and are similar to the Mortgage Loans, giving due consideration to customary and usual standards of practice of prudent institutional multifamily and commercial mortgage lenders, loan servicers and asset managers but without regard to:

                         (i) any relationship that the Master Servicer or any Affiliate of the Master Servicer may have with any Mortgagor or any Affiliate of any Mortgagor or any other party to this Agreement;

                         (ii) the Master Servicer's obligations to make
                              Advances with respect to the Mortgage Loans;

                         (iii) the adequacy of the Master Servicer's
                              compensation for its services hereunder or with respect to any particular transaction;

                         (iv) the ownership, servicing or management for
                              others by the Master Servicer of any other mortgage loans or property;

                         (v) the ownership by the Master Servicer of any Certificates or other securities;

                         (vi) the obligation of the Master Servicer to
                              repurchase any Mortgage Loan; or

                         (vii) any debt that the Master Servicer has extended
                              to any borrower.

                  To the extent consistent with the foregoing and subject to the express limitations set forth in this Agreement, the procedures followed by the Master Servicer shall seek to maximize the timely and complete recovery of principal and interest on the Mortgage Loans.

                  "Accepted Special Servicing Practices": The procedures that the Special Servicer follows in the servicing, administration and disposition of distressed mortgage loans and related real property, consistent with the higher of (i) the standard of care, skill, prudence and diligence with which the Special Servicer services, administers and disposes of, distressed mortgage loans and related property that are held for other portfolios and are similar to the Mortgage Loans, Mortgaged Property and REO Property and (ii) the standard of care, skill, prudence and diligence with which the Special Servicer services, administers and disposes of, distressed mortgage loans and related property that are held for its own portfolio and are similar to the Mortgage Loans, Mortgaged Property and REO Property, giving due consideration to customary and usual standards of practice of prudent institutional multifamily and commercial mortgage lenders, loan servicers and asset managers, so as to maximize the net present value of recoveries on the Mortgage Loans, but without regard to:

                         (i) any relationship that the Special Servicer or any Affiliate of the Special Servicer, as applicable, may have with any Mortgagor or any Affiliate of any Mortgagor or any other party to this Agreement;

                         (ii) the Special Servicer's obligations to make
                              Advances with respect to the Mortgage Loans;

                         (iii) the adequacy of the Special Servicer's
                              compensation for its services hereunder or with respect to any particular transaction;

                         (iv) the ownership, servicing or management for
                              others by the Special Servicer of any other mortgage loans or property;

                         (v) the ownership by the Special Servicer of any Certificates or other securities issued in connection with any Securitization;

                         (vi) the obligation of the Special Servicer to
                              repurchase any Mortgage Loan; or

                         (vii) any debt that the Special Servicer has extended
                              to any borrower.

                  "Acquisition Date": With respect to any REO Property, the first day on which such REO Property is considered to be acquired by the Trust Fund within the meaning of Treasury Regulation Section 1.856-6(b)(1), which is the first day on which the Trust Fund is treated as the owner of such REO Property for federal income tax purposes.

                  "Adjusted Available Distribution Amount": With respect to any Distribution Date, the Available Distribution Amount net of any Net Prepayment Premiums.

                  "Advance": A P&I Advance or Servicing Advance.

                  "Advance/Delinquency Report": The report prepared pursuant to Section 4.10(a)(ii) hereof substantially in the form of Exhibit Q hereto.

                  "Advance Rate": An annual rate equal to the Prime Rate in effect from time to time; provided, however, that with respect to the Canadian Loans, the Advance Rate will equal the Prime Rate in effect from time to time plus 1% per annum.

                  "Adverse REMIC Event": Any action or omission which would cause the termination of REMIC I, REMIC II or REMIC III or the imposition of a tax on REMIC I, REMIC II or REMIC III other than a tax on income expressly permitted or contemplated to be received by the terms of this Agreement.

                  "Affiliate": With respect to any specified Person, any other Person controlling, controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Agreement": This Pooling and Servicing Agreement and all amendments hereof and supplements hereto.

                  "Allocation Fraction": For any class of Certificates and any Distribution Date shall equal a fraction (not greater than one and not less than zero) (x) the numerator of which is the excess of (a) the Pass-Through Rate of such class of Certificates over (b) the discount rate used to calculate the related Net Prepayment Premium and (y) the denominator of which is the excess of (a) the Mortgage Rate on the related Mortgage Loan over (b) the discount rate referenced in clause (x) above.

                  "Anticipated Repayment Date": With respect to any ARD Loan, designated as such on the Mortgage Loan Schedule, the date upon which such ARD Loan starts to accrue interest at its Revised Rate.

                  "ARD Loan": A Loan that is designated as such on the Mortgage Loan Schedule.

                  "Asset Strategy Report": The report prepared pursuant to
Section 6.03(c).

                  "Assignment of Leases and Rents": With respect to any Mortgaged Property, any assignment of leases, rents and profits or similar agreement executed by the Mortgagor, assigning to the mortgagee all of the income, rents and profits derived from the ownership, operation, leasing or disposition of all or a portion of such Mortgaged Property, in the form which was duly executed, acknowledged and delivered, as amended, modified, renewed or extended through the date hereof and from time to time hereafter.

                  "Assignment of Mortgage": An assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to effect the transfer of the Mortgage to the Trust Fund, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering the Mortgage Loans secured by Mortgaged Properties located in the same jurisdiction, if permitted by law.

                  "Available Distribution Amount": With respect to any Distribution Date, (a) the amount on deposit in the Certificate Account as of the close of business on the related Master Remittance Date immediately preceding such Distribution Date, after giving effect to expenses of the Trust Fund (other than distributions on the Certificates) pursuant to this Agreement, plus any P&I Advances deposited in the Certificate Account with respect to such Distribution Date and (b) with respect to the Distribution Date occurring in March of each calendar year, the Withheld Amounts with respect to the Interest Reserve Loans deposited in the Interest Reserve Account by the Trustee in January and/or February of such calendar year in accordance with Section 3.17; net of, with respect to the Distribution Date occurring in (A) January of each calendar year that is not a leap year and (B) February of each calendar year, the Withheld Amounts with respect to the Interest Reserve Loans deposited in the Interest Reserve Account by the Trustee with respect to such Distribution Date in accordance with Section 3.17.

                  "Balloon Mortgage Loan": Any Mortgage Loan that by its original terms or by virtue of any modification provides for an amortization schedule extending beyond its Maturity Date.

                  "Balloon Payment": With respect to any Balloon Mortgage Loan as of any date of determination, the amount outstanding on the Maturity Date of such Mortgage Loan in excess of the related Monthly Payment.

                  "Bankruptcy Code": The federal Bankruptcy Code, as amended from time to time (Title 11 of the United States Code) or, with respect to any Canadian Loan, any comparable Canadian law.

                  "Book-Entry Certificate": Any Certificate registered in the name of the Depository or its nominee.

                  "Business Day": Any day other than a Saturday, a Sunday or a day on which banking and savings and loan institutions in the states of Missouri, Massachusetts or New York are authorized or obligated by law or executive order to remain closed.

                  "Canadian Loans": The Mortgage Loans identified in the Mortgage Loan Schedule attached hereto as Exhibit G as Loan Numbers: 40, 66, 74, 79, 99, 100, 102 and 115.

                  "Certificate": Any Class A1, Class A2, Class X, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J, Class K, Class NR, Class R-I, Class R-II or Class R-III Certificate.

                  "Certificate Account": The segregated trust account or accounts created and maintained by the Trustee pursuant to Section 7.01 in trust for Certificateholders, which shall be entitled "State Street Bank and Trust Company, as Trustee, in trust for registered holders of J.P. Morgan Commercial Mortgage Finance Corp., Mortgage Pass-Through Certificates, Series 1999-C8".

                  "Certificate Balance": With respect to any Class A1, Class A2, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J, Class K or Class NR Certificate, as of any date of determination, the then outstanding principal amount of such Certificate equal to the product of (a) the Percentage Interest evidenced by such Certificate, multiplied by (b) the then Class Balance of the Class of Certificates to which such Certificate belongs. None of the Class X or Residual Certificates have a Certificate Balance.

                  "Certificateholder" or "Holder": The Person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purposes of giving any consent, approval or waiver pursuant to this Agreement, any Certificate registered in the name of the Master Servicer, Special Servicer, the Depositor or any Affiliate thereof shall be deemed not to be outstanding with respect to Sections 10.04 and 13.01. The Trustee shall be entitled to request and rely upon a certificate of the Master Servicer or the Depositor in determining whether a Certificate is registered in the name of an Affiliate of such Person.

                  "Certificate Owner": With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Certificate as reflected on the books of an indirect participating brokerage firm for which a Depository Participant acts as agent, if any, and otherwise on the books of a Depository Participant, if any, and otherwise on the books of the Depository.

                  "Certificate Register" or "Certificate Registrar": The register maintained and the registrar appointed pursuant to Section 8.02.

                  "Class": Collectively, all of the Certificates bearing the same capital letter designation.

                  "Class A1 Certificate": Any of the Certificates issued hereunder and designated as such.

                  "Class A2 Certificate": Any of the Certificates issued hereunder and designated as such.

                  "Class B Certificate": Any of the Certificates issued hereunder and designated as such.

                  "Class Balance": With respect to any Class, the aggregate principal amount of such Class outstanding as of any date of determination equal to the Original Class Balance thereof minus any amounts allocated or distributed to such Class in reduction of its Class Balance pursuant to the terms hereof.

                  "Class C Certificate": Any of the Certificates issued hereunder and designated as such.

                  "Class D Certificate": Any of the Certificates issued hereunder and designated as such.

                  "Class E Certificate": Any of the Certificates issued hereunder and designated as such.

                  "Class F Certificate": Any of the Certificates issued hereunder and designated as such.

                  "Class G Certificate": Any of the Certificates issued hereunder and designated as such.

                  "Class H Certificate": Any of the Certificates issued hereunder and designated as such.

                  "Class J Certificate": Any of the Certificates issued hereunder and designated as such.

                  "Class K Certificate": Any of the Certificates issued hereunder and designated as such.

                  "Class NR Certificate": Any of the Certificates issued hereunder and designated as such.

                  "Class Portion": With respect to any Distribution Date and
(a) any Class of Certificates, other than the Class X Certificates, the product of (x) any U.S. Treasury Net Prepayment Premiums for such Distribution Date, (y) the related Class Prepayment Fraction for such Distribution Date and
(z) the related Allocation Fraction for such Distribution Date and (b) the Class X Certificates, the excess of any U.S. Treasury Net Prepayment Premiums for such Distribution Date over the amounts calculated pursuant to clause (a).

                  "Class Prepayment Fraction": For any class of Certificates and any Distribution Date shall equal a fraction the numerator of which is the amount of principal paid to such class in reduction of the Class Balance thereof on such Distribution Date and the denominator of which is the amount of principal paid to all classes of Certificates in reduction of their respective Class Balances on such Distribution Date.

                  "Class R-I Certificate": Any of the Certificates issued hereunder and designated as such.

                  "Class R-II Certificate": Any of the Certificates issued hereunder and designated as such.

                  "Class R-III Certificate": Any of the Certificates issued hereunder and designated as such.

                  "Class X Certificate": Any of the Certificates issued hereunder and designated as such.

                  "Class X Component": Each of the following components of the Class X Certificates:

                       (a) the Class A1X Component, with a Pass-Through Rate for any Distribution Date equal to the excess of the Weighted Average Remittance Rate for such Distribution Date over the Pass-Through Rate for the Class A1 Certificates for such Distribution Date and a notional amount solely for purposes of calculating interest thereon equal to the Class Balance of the Class A1 Certificates immediately prior to such Distribution Date;

                       (b) the Class A2X Component, with a Pass-Through Rate for any Distribution Date equal to the excess of the Weighted Average Remittance Rate for such Distribution Date over the Pass-Through Rate for the Class A2 Certificates for such Distribution Date and a notional amount solely for purposes of calculating interest thereon equal to the Class Balance of the Class A2 Certificates immediately prior to such Distribution Date;

                       (c) the Class GX Component, with a Pass-Through Rate for any Distribution Date equal to the excess of the Weighted Average Remittance Rate for such Distribution Date over 6,000% per annum and a notional amount solely for purposes of calculating interest thereon equal to the Class Balance of the Class G Certificates immediately prior to such Distribution Date;

                       (d) the Class HX Component, with a Pass-Through Rate for any Distribution Date equal to the excess of the Weighted Average Remittance Rate for such Distribution Date over 6.000% per annum and a notional amount solely for purposes of calculating interest thereon equal to the Class Balance of the Class H Certificates immediately prior to such Distribution Date;

                       (e) the Class JX Component, with a Pass-Through Rate for any Distribution Date equal to the excess of the Weighted Average Remittance Rate for such Distribution Date over 6.000% per annum and a notional amount solely for purposes of calculating interest thereon equal to the Class Balance of the Class J Certificates immediately prior to such Distribution Date;

                       (f) the Class KX Component, with a Pass-Through Rate for any Distribution Date equal to the excess of the Weighted Average Remittance Rate for such Distribution Date over 6.000% per annum and a notional amount solely for purposes of calculating interest thereon equal to the Class Balance of the Class K Certificates immediately prior to such Distribution Date; and

                       (g) the Class NRX Component, with a Pass-Through Rate for any Distribution Date equal to the excess of the Weighted Average Remittance Rate for such Distribution Date over 6.000% per annum and a notional amount solely for purposes of calculating interest thereon equal to the Class Balance of the Class NR Certificates immediately prior to such Distribution Date.

                  "Code": The Internal Revenue Code of 1986, as amended.

                  "Collateral Value Adjustment": With respect to a Mortgage Loan as to which a Collateral Value Adjustment Event has occurred, an amount equal to the excess of (a) the Stated Principal Balance of the Mortgage Loan as of the date of the Collateral Value Adjustment Event over (b) the excess of
(i) 90% of the current appraised value of the related Mortgaged Property as determined by an Independent MAI appraisal thereof prepared in accordance with, except with respect to any Canadian Loan, 12 CFR ss. 225.62 over (ii) the sum of (A) to the extent not previously advanced by a Servicer, all unpaid interest on such Mortgage Loan at a per annum rate equal to the Mortgage Rate,
(B) all unreimbursed Advances and interest thereon at the Advance Rate, (C) any unpaid Servicing Fees and Trustee Fees (to the extent not included in clause (A)), (D) all currently due and delinquent real estate taxes and assessments, insurance premiums and, if applicable, ground rents in respect of such Mortgaged Property (net of any amount escrowed or otherwise available for payment of any amounts due on the related Mortgage Loans with respect to such Mortgage Loan or REO Property) and (E) the Master Servicer's good faith estimate of the items in clauses (B), (C) and (D) that will be incurred during the next twelve months (to the extent not included in clauses (B) through (D) above). Notwithstanding the foregoing, a Collateral Value Adjustment will be zero with respect to such Mortgage Loan if (i) the event giving rise to such Collateral Value Adjustment is the extension of the maturity of such Mortgage Loan, (ii) the payments on such Mortgage Loan were not delinquent during the twelve months preceding such extension and (iii) the payments on such Mortgage Loan were then-current, provided that if at any later date there occurs a delinquency in payment with respect to such Mortgage Loan, the Collateral Value Adjustment will be recalculated and applied as described above.

                  "Collateral Value Adjustment Event": With respect to any Mortgage Loan the earliest to occur of (i) 90 days after the date on which an uncured delinquency occurs in respect of such Mortgage Loan, (ii) the date on which a receiver is appointed in respect of the related Mortgaged Property,
(iii) the date on which the related Mortgaged Property becomes an REO Property, (iv) the date on which the payment rate, Mortgage Rate, principal balance, amortization terms or Maturity Date of such Mortgage Loan has been changed or otherwise materially modified pursuant to and in accordance with the terms hereof, (v) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the related Mortgagor and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days, (vi) the related Mortgagor shall have admitted in writing its inability to pay its debts generally as they become due or filed a petition to take advantage of any applicable insolvency or reorganization statute, or (vii) the third anniversary of the date on which the first extension of the Maturity Date of such Mortgage Loan becomes effective as a result of a modification of such Mortgage Loan by the Special Servicer pursuant to the terms hereof.

                  "Collection Account": The separate accounts, which shall be Eligible Accounts, created and maintained for the Mortgage Loans pursuant to
Section 4.02 hereof, which shall be entitled "Midland Loan Services, Inc., as master servicer, for the benefit of J.P. Morgan Commercial Mortgage Finance Corp. Mortgage Pass-Through Certificates Series 1999-C8".

                  "Collection Period": With respect to any Distribution Date, the period beginning on the second day of the month preceding the month of such Distribution Date (or, in the case of the initial Distribution Date, the Cut-off Date) and ending on the first day of the month of such Distribution Date.

                  "Condemnation Proceeds": With respect to each Mortgage Loan, all awards or settlements in respect of a Mortgaged Property, whether permanent or temporary, partial or entire, on account of the exercise of the power of eminent domain or condemnation, held in an Escrow Account or in a trust account, which is an Eligible Account (to the extent consistent with the terms of the related Mortgage Loan Documents) related to such Mortgaged Property and applied or to be applied to the restoration or repair of such Mortgaged Property or required to be released to a Mortgagor in accordance with the terms of the related Mortgage Loan Documents or, to the extent not expressly provided therein, in accordance with Accepted Servicing Practices or Accepted Special Servicing Practices, as applicable, and applicable law.

                  "Corporate Trust Office": The principal corporate trust office of the Trustee at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this Agreement is located at State Street Bank and Trust Company, Two Avenue de Lafayette, 6th Floor, Boston, Massachusetts 02111, Attention: Global Investor Services Group Corporate Trust Department, J.P. Morgan Commercial Mortgage Finance Corp. Series 1999-C8.

         "CSSA SIP": Includes the following five electronic files and eight supplemental reports: Five Electronic Files: 1) Loan Set-Up File, 2) Loan Periodic File, 3) Property File, 4) Bond File, 5) Collateral File
Eight Supplemental Reports: 1) Watchlist, 2) Delinquent Loan Status, 3) REO Status, 4) Comparative Financial, 5) Historical Loan Modification, 6) Historical Liquidation, 7) Operating Statement Analysis, 8) NOI Adjustment Worksheet.

         "Custodian": A Person who is at any time appointed by the Trustee pursuant to Section 11.14 as a document custodian for the Mortgage Loan Files, which Person shall not be the Depositor, the Person which originated, or sold the related Mortgage Loan to the Depositor, the related Mortgagor or an Affiliate of any of the foregoing. The initial Custodian shall be State Street Bank and Trust Company, acting in its capacity as custodian for the Trustee.

         "Cut-off Date":  August 1, 1999.

         "Cut-off Date Balance": With respect to any Mortgage Loan, the outstanding principal balance of such Mortgage Loan as of the Cut-off Date, net of the principal portion of all unpaid Monthly Payments due on or before such date.

         "DCR":  Duff & Phelps Credit Rating Co.

         "Defaulted Mortgage Loan": Any Mortgage Loan which is more than 60 days delinquent in whole or in part in respect of any Monthly Payment or is delinquent in whole or in part in respect of the related Balloon Payment, if any; provided that for purposes of this definition, no Monthly Payment (other than a Balloon Payment) shall be deemed delinquent if less than five dollars ($5.00) of all amounts due and payable on such Mortgage Loan has not been received as of the most recent Due Date therefor.

         "Defeasance Collateral":  As defined in Section 3.16 hereof.

         "Deficient Valuation": With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding principal balance of the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any scheduled Monthly Payment that constitutes a permanent forgiveness of principal, which valuation results from a proceeding initiated under the Bankruptcy Code or a state court deficiency proceeding.

                  "Definitive Certificate": Any certificated, fully registered certificate. "Delivery Date": August 17, 1999. "Depositor": J.P. Morgan Commercial Mortgage Finance Corp., or its successor in interest.

                  "Depository": The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the Uniform Commercial Code of the State of New York and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended. The initial Depository shall be The Depository Trust Company, the nominee of which is CEDE & Co.

                  "Depository Participant": A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

                  "Detailed Loan Indicative Data File": The report prepared pursuant to Section 4.10(a)(ii) hereof substantially in the form of Exhibit P hereto, as such form may be reasonably amended from time to time by the Master Servicer and, solely with respect to the Specially Serviced Mortgage Loans, the Special Servicer and the Master Servicer.

                  "Determination Date": With respect to any Distribution Date, the fourth Business Day preceding the related Distribution Date.

                  "Directing Certificateholder": The Monitoring Certificateholder selected by a majority of the Monitoring Certificateholders, by Certificate Balance, as certified by the Trustee from time to time; provided, that, absent such selection, or (i) until a Directing Certificateholder is so selected, or (ii) upon receipt of notice from a majority of the Monitoring Certificateholders, by Certificate Balance, that a Directing Certificateholder is no longer so designated, the Monitoring Certificateholder(s) which owns the largest aggregate Certificate Balance of one or more Monitoring Classes shall be the Directing Certificateholder.

                  "Directly Operate": With respect to any REO Property, the furnishing or rendering of services to the tenants thereof, the management or operation of such REO Property, the holding of such REO Property primarily for sale to customers, the performance of any construction work thereon or any use of such REO Property in a trade or business conducted by the Trust Fund other than through an Independent Contractor; provided, however, that the Trustee (or the Master Servicer or the Special Servicer on behalf of the Trustee) shall not be considered to Directly Operate an REO Property solely because the Trustee (or the Master Servicer or the Special Servicer on behalf of the Trustee) establishes rental terms, chooses tenants, enters into or renews leases, deals with taxes and insurance, or makes decisions as to repairs or capital expenditures with respect to such REO Property.

                  "Disqualified Organization": Any of (i) the United States, any State or political subdivision thereof, any foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (ii) any organization (other than a cooperative described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code unless such organization is subject to the tax imposed by Section 511 of the Code, or (iii) any organization described in Section 1381(a)(2)(C) of the Code. A corporation will not be treated as an instrumentality of the United States or of any State or any political subdivision thereof if all of its activities are subject to tax and, with the exception of the Federal Home Loan Mortgage Corporation (a corporate instrumentality of the United States), a majority of its board of directors is not selected by a governmental unit.

                  "Distribution Date": The fifteenth (15th) day (or if any such day is not a Business Day, the Business Day immediately succeeding such fifteenth (15th) day) of each month beginning in September 1999.

                  "DSCR": With respect to any Mortgage Loan, the ratio of (a) monthly operating revenues minus monthly operating expenses (as determined for purposes of Section 4.10) for the related Mortgaged Property to (b) the related Monthly Payments.

                  "Due Date": With respect to any Mortgage Loan, the day of the month set forth in the related Mortgage

Note on which each Monthly Payment thereon is scheduled to be due.

                  "Eligible Account":  Either:

                       (a) an account or accounts maintained with a federal or
                  state chartered depository institution or trust company (including the Trustee) (i) to the extent funds are on deposit in such account for a period not in excess of 30 days, the commercial paper, short-term debt obligations or other short-term deposits of which have the Required Rating or (ii) to the extent funds are on deposit in such account for a period of 30 days or more, the long-term unsecured debt obligations of which have a long term rating of at least "AA-" by S&P and if rated by DCR, either have a long-term rating of "A" or a short-term rating of "D-1" by DCR (or if not rated by DCR, then an equivalent rating from at least two other NRSROs) and if rated by Moody's, either have long-term rating of at least "Aa3" or a short-term rating of "P-1+" by Moody's; provided that if any such depository institution ceases to satisfy the requirements set forth above, then each of such accounts that are held by such depository institution shall be transferred to a depository institution which satisfies such requirements within 30 days; or

                       (b) a segregated trust account or accounts maintained
                  with the corporate trust department of a federal depository institution or state chartered depository institution or a U.S. trust company (including the Trustee) subject to regulations regarding fiduciary funds on deposit set forth in or similar to 12 C.F.R.ss. 9.10(b) which, in either case, has corporate trust powers, acting in its fiduciary capacity and (A) whose accounts are fully insured by FDIC's Bank Insurance Fund or Savings Associations Insurance Fund or under the National Credit Union Administration's Share Insurance Fund, (B) which are rated "C" or better by Thomson Bankwatch, Inc. or "75" or better by IDC Financial Publishing, Inc., or (C) whose long-term unsecured debt obligations are rated "AAA" or its equivalent by each Rating Agency (or if such obligations are not rated by DCR, then an equivalent rating from at least two other NRSROs) covering such debt obligation. In connection with determining whether a depository institution satisfies the criteria set forth in clauses (B) or (C) of the preceding sentence, each Servicer and the Trustee shall each use ratings that have been issued within the three-month period preceding the date of such determination, and shall re-check the applicable ratings of any depository institution with whom they have established an account no less often than every three months. If any such depository institution ceases to satisfy the requirements set forth above, then each of such accounts that are held by such depository institution shall be transferred to a depository institution which satisfies such requirements within 30 days; or

                       (c) an account or accounts of a depository institution
                  acceptable to each Rating Agency (as evidenced in writing by each Rating Agency that use of any such account as the Certificate Account, Escrow Account, REO Account or Collection Account will not result in a downgrading, qualification (if applicable) or withdrawal of the ratings then assigned to the Certificates).

                  "Environmental Laws": Any present or future federal, state or local law, statute, regulation or ordinance, and any judicial or administrative order or judgment thereunder, pertaining to health, industrial hygiene, Hazardous Materials or the environment, including, but not limited to, each of the following, as enacted as of the date hereof or as hereafter amended:

                       (i) the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. ss.ss. 9601-9657;

                       (ii) the Resource Conservation and Recovery Act of
                            1976, 42 U.S.C. ss.ss. 6901-6991i;

                       (iii) the Toxic Substance Control Act, 15 U.S.C. ss.ss.
                            2601-2629;

                       (iv) the Water Pollution Control Act (also known as the
                            Clean Water Act), 33 U.S.C.ss. 1251 et seq.;

                       (v)  the Clean Air Act, 42 U.S.C.ss. 7401 et seq.;

                       (vi) the Hazardous Materials Transportation Act, 49
                            U.S.C.ss. 1801 et seq; and

                       (vii) comparable Canadian federal, provincial or other
                            local law applicable to any of the Mortgaged
                            Properties securing any of the Canadian Loans.

                  "Escrow Account": Each separate account or subaccount, each of which shall be an Eligible Account (to the extent consistent with the related Mortgage Loan Documents), created and maintained for the Mortgage Loans pursuant to Section 4.06 hereof, each of which shall be entitled "Midland Loan Services, Inc., as master servicer, for the benefit of J.P. Morgan Commercial Mortgage Finance Corp. Mortgage Pass-Through Certificates, Series 1999-C8, Account No. _____________."

                  "Escrow Payments": With respect to any Mortgage Loan, the amounts constituting ground rents, taxes, assessments, water rates, sewer rents, municipal charges, fire and hazard insurance premiums, Payment Reserve, Replacement Reserve, Repair and Remediation Reserve, Tenant Improvement and Leasing Commissions Reserve and any other payments, in each case, to the extent required to be escrowed by the Mortgagor pursuant to the Mortgage or any other document included in the Mortgage Loan File.

                  "Event of Default": One or more of the events described in
Section 10.01.

                  "Excess Cash Flow": Subject to the related Mortgage Loan Documents, cash flow from the Mortgaged Property securing an ARD Loan after payments of interest (at the Mortgage Rate) and principal (based on the amortization schedule), and (i) required payments for the tax and insurance fund and ground lease escrows fund, (ii) payment of monthly debt service,
(iii) payments to any other required escrow funds, (iv) payment of operating expenses pursuant to the terms of an annual budget approved by the Master Servicer or in an amount which is capped at 1/12 of 105% of the prior year's operating expenses, (v) principal on the Mortgage Loan until such principal is paid in full and (vi) Excess Interest.

                  "Excess Condemnation Proceeds": With respect to each Mortgage Loan, all awards or settlements in respect of a Mortgaged Property, whether permanent or temporary, partial or entire, on account of the exercise of the power of eminent domain or condemnation, other than any such awards or settlements held in an Escrow Account or in a trust account, which shall be an Eligible Account (to the extent consistent with the terms of the related Mortgage Loan Documents) related to such Mortgaged Property and applied or to be applied to the restoration or repair of such Mortgaged Property or required to be released to a Mortgagor in accordance with the terms of the related Mortgage Loan Documents or, to the extent not expressly provided therein, in accordance with Accepted Servicing Practices or Accepted Special Servicing Practices, as applicable, and applicable law.

                  "Excess Insurance Proceeds": With respect to each Mortgage Loan, proceeds of any primary hazard insurance policy required to be maintained pursuant to Section 4.07, title insurance policy or any other Insurance Policy covering such Mortgage Loan or the related Mortgaged Property, other than any proceeds to be held in an Escrow Account or in a trust account, which shall be an Eligible Account (to the extent consistent with the terms of the related Mortgage Loan Documents) related to such Mortgage Loan and applied or to be applied to the restoration or repair of the related Mortgaged Property or required to be released to the related Mortgagor in accordance with the terms of the related Mortgage Loan Documents or, to the extent not expressly provided therein, in accordance with Accepted Servicing Practices or Accepted Special Servicing Practices, as applicable, and applicable law.

                  "Excess Interest" shall mean any accrued interest on an ARD Loan allocable to the Excess Rate and, to the extent permitted by law, interest thereon at the Revised Rate.

                  "Excess Rate" ": With respect to each ARD Loan after the related Anticipated Repayment Date, the excess of (i) the applicable Revised Rate over (ii) the applicable Mortgage Rate in effect prior to the Anticipated Repayment Date.

                  "FDIC": The Federal Deposit Insurance Corporation, or any successor thereto.

                  "Final Certification":  As defined in Section 2.02(b).

                  "Final Recovery Determination": A determination by the Special Servicer with respect to any Defaulted Mortgage Loan or REO Mortgage Loan, as certified in writing by a Servicing Officer setting forth such determination and the procedures and considerations of the Special Servicer forming the basis of such determination, that there has been a recovery of all REO Proceeds, Liquidation Proceeds and other payments or recoveries that the Special Servicer, in its reasonable good faith judgment, expects to be ultimately recoverable.

                  "Foreign Currency Exchange Contract": With respect to each Canadian Loan, each ISDA Master Agreement dated as of August 1, 1999, as amended and supplemented from time to time, between the F/X Counterparty and the Depositor and the related confirmations dated August 1, 1999 in the manner assigned to the Trustee for the benefit of the Certificateholders pursuant to the F/X Assignment Agreement.

                  "F/X Assignment Agreement": The assignment agreement dated as of August 1, 1999 by and among the Depositor, the F/X Counterparty and the Trustee in the form delivered by the Depositor on the Delivery Date.

                  "F/X Counterparty": MGT, as a party to the Foreign Currency Exchange Contract.

                  "F/X Payment Date":  As defined in Section 4.16.

                  "F/X Market Rate":  As defined in Section 4.16.

                  "Hazardous Materials": All materials subject to any Environmental Law, including, without limitation, materials listed in 49 C.F.R. ss. 172.010, materials defined as hazardous pursuant to ss. 101(14) of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, flammable, explosive or radioactive materials, hazardous or toxic wastes or substances, lead-based materials, petroleum or petroleum distillates or asbestos or material containing asbestos, polychlorinated biphenyls ("PCBs"), radon gas, urea formaldehyde and any substances classified as being "in inventory", "usable work in process" or similar classification that would, if classified as unusable, be included in the foregoing definition.

                  "Holder" or "Certificateholder": The Person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purposes of giving any consent, approval or waiver pursuant to this Agreement, any Certificate registered in the name of the Master Servicer, Special Servicer, the Depositor or any Affiliate thereof shall be deemed not to be outstanding with respect to Sections 10.04 and 13.01. The Trustee shall be entitled to request and rely upon a certificate of the Master Servicer or the Depositor in determining whether a Certificate is registered in the name of an Affiliate of such Person.

                  "Independent": When used with respect to any specified Person, any such Person who (i) is in fact independent of the Depositor, the Master Servicer, the Special Servicer, the Trustee and any and all Affiliates thereof, (ii) does not have any direct financial interest in or any material indirect financial interest in any of the Depositor, the Master Servicer, the Special Servicer or any Affiliate thereof, and (iii) is not connected with the Depositor, the Master Servicer, the Special Servicer or any Affiliate thereof as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions.

                  "Independent Contractor": Either (i) any Person that would be an "independent contractor" with respect to the Trust Fund within the meaning of Section 856(d)(3) of the Code if the Trust Fund were a real estate investment trust (except that the ownership tests set forth in that section shall be considered to be met by any Person that owns, directly or indirectly 35% or more of any Class or 35% or more of the aggregate value of all Classes of Certificates), provided that the Trust Fund does not receive or derive any income from such Person and the relationship between such Person and the Trust Fund is at arm's length all within the meaning of Treasury Regulations Section 1.856-4(b)(5) (except that the Special Servicer shall not be considered to be an Independent Contractor under the definition in this clause (i) unless an Opinion of Counsel (obtained at the expense of the Special Servicer) addressed to the Special Servicer and the Trustee has been delivered to the Trustee to the effect that the Special Servicer meets the requirements of such definition) or (ii) any other Person (including the Special Servicer) if the Special Servicer, on behalf of itself and the Trustee, has received an Opinion of Counsel (obtained at the expense of the party seeking to be deemed an Independent Contractor) to the effect that the taking of any action in respect of any REO Property by such Person, subject to any conditions therein specified, that is otherwise herein contemplated to be taken by an Independent Contractor will not cause such REO Property to cease to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code (determined without regard to the exception applicable for purposes of Section 860D(a) of the Code) or cause any income realized with respect of such REO Property to fail to qualify as Rents from Real Property (provided that such income would otherwise so qualify).

                  "Initial Subservicer": With respect to each Mortgage Loan that is subject to a subservicing agreement with the Master Servicer as of the Delivery Date, the subservicer under any such subservicing agreement.

                  "Insurance Policy": With respect to any Mortgage Loan, any insurance policy required to be maintained under this Agreement or the related Mortgage Loan Documents.

                  "Insurance Proceeds": With respect to each Mortgage Loan, proceeds of any primary hazard insurance policy required to be maintained pursuant to Section 4.07 hereof, or any other Insurance Policy covering such Mortgage Loan or the related Mortgaged Property, to be held in an Escrow Account or in a trust account, which is an Eligible Account (to the extent consistent with the related Mortgage Loan Documents) related to such Mortgage Loan and applied or to be applied to the restoration or repair of the related Mortgaged Property or required to be released to the related Mortgagor in accordance with the terms of the related Mortgage Loan Documents, or, to the extent not expressly provided therein, in accordance with Accepted Servicing Practices or Accepted Special Servicing Practices, as applicable, and applicable Law.

                  "Interest Accrual Amount": With respect to each Distribution Date and any Class of Certificates (other than the Residual Certificates), interest accrued during the period from and including the first day of the month preceding the month of the Distribution Date (or the Cut-off Date with respect to the initial Distribution Date) to and including the last day of the month preceding the month of the Distribution Date (calculated on the basis of a 360-day year consisting of twelve 30-day months) on the Class Balance or Notional Amount, as the case may be, outstanding immediately prior to such Distribution Date at the then applicable Pass-Through Rate applicable to such Class of Certificates for such Distribution Date.

                  "Interest Distribution Amount": With respect to each Distribution Date and any Class, the Interest Accrual Amount for such Distribution Date and such Class (x) reduced by the product of (a) any excess of Prepayment Interest Shortfalls for such Distribution Date over the sum of
(x) Prepayment Interest Excess, (y) Prepayment Premiums then available and (z) the amounts available as a result of an adjustment to the Master Servicer's compensation pursuant to Section 4.13, calculated for the related Distribution Date and any interest not collectible pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940 and (b) the Interest Accrual Amount on such Class divided by the Interest Accrual Amount for all such Classes of Certificates for such Distribution Date and (y) increased by an undistributed portion of the Interest Distribution Amount for the prior Distribution Date plus interest thereon at the related Pass-Through Rate. The Interest Distribution Amount for the Class with the lowest priority with respect to the order of payment of interest or principal shall be reduced further by the portion of any interest deferred with respect to any Mortgage Loans (such reduction will be based on the same basis as distributions of interest are made to the extent allocated to Classes which receive distributions concurrently). Such deferred amount, together with interest at the related Pass-Through Rate, shall be payable to the extent it is collected after such Distribution Date.

                  "Interest Reserve Account": The separate account, which shall be an Eligible Account, created and maintained by the Trustee pursuant to Section 3.17 in trust for the Certificateholders, which shall be entitled "State Street Bank and Trust Company, as Trustee, in trust for registered holders of J.P. Morgan Commercial Mortgage Finance Corp., Mortgage Pass-Through Certificates, Series 1999-C8-- Interest Reserve Account."

                  "Interest Reserve Loan": Any Mortgage Loan bearing interest computed on an actual/360 basis.

                  "Interested Person": As of any date of determination with respect to any Mortgage Loan, the Mortgagor, the Mortgage Loan Seller, the Depositor, the Special Servicer or the Master Servicer.

                  "Law": Any judgment, order, decree, writ, injunction, award, statute, rule, regulation or requirement of any federal, provincial, state, local or other agency, commission, instrumentality, tribunal, governmental authority, arbitrator or court having or asserting jurisdiction over any particular Person, property or matter applicable to such particular Person, property or matter.

                  "Liquidation Event": With respect to any Mortgage Loan, any of the following events: (i) such Mortgage Loan is paid in full; (ii) a Final Recovery Determination is made with respect to such Mortgage Loan; (iii) such Mortgage Loan is repurchased by the Depositor pursuant to Section 2.04 or
Section 12.01; or (iv) such Mortgage Loan is purchased by the Master Servicer or the Special Servicer pursuant to Section 12.01.

                  "Liquidation Proceeds": Cash (including any Excess Insurance Proceeds or Excess Condemnation Proceeds, but excluding REO Proceeds) received in connection with the liquidation of a Defaulted Mortgage Loan, whether through the sale or assignment of such Defaulted Mortgage Loan, trustee's sale, foreclosure sale or otherwise.

                  "Loan Sale Agreement": The Loan Sale Agreement, dated as of August 1, 1999, between the Mortgage Loan Seller and the Depositor relating to the transfer and assignment of the Mortgage Loans, attached hereto as Exhibit I.

                  "Loss Mortgage Loan": Any Mortgage Loan (a) as to which a Liquidation Event has occurred resulting in a Realized Loss, (b) with respect to which the Master Servicer or (unless advanced by the Master Servicer) the Special Servicer has determined that an Advance previously made or proposed to be made is a Nonrecoverable Advance or (c) with respect to which a Deficient Valuation has been made or a portion of the principal balance thereof has been otherwise permanently forgiven.

                  "MAI": Member of Appraisal Institute.

                  "Master Remittance Date": With respect to each Distribution Date, one Business Day preceding such Distribution Date.

                  "Master Servicer": Midland Loan Services, Inc., a Delaware corporation, its successor in interest, or any successor servicer appointed as such as herein provided.

                  "Master Servicing Fee":  As defined in Section 4.12 hereof.

                  "Master Servicing Fee Rate": With respect to each Mortgage Loan, the related rate set forth under "Master Servicing Fee" in the Mortgage Loan Schedule.

                  "Maturity Date": With respect to any Mortgage Loan as of any date of determination, the date on which the last payment of principal is due and payable under the related Mortgage Note.

                  "MGT": Morgan Guaranty Trust Company of New York, and its successors in interest.

                  "Midland": Midland Loan Services, Inc., or its successor in interest.

                  "Minimum Master Servicing Fee Rate": A rate of 0.02% per annum.

                  "Modification":  As defined in Section 6.14(a).

                  "Monitoring Certificateholder": Each Holder (or Certificate Owner, if applicable) of a Certificate of a Monitoring Class as certified to the Trustee from time to time by such Holder or Certificate Owner.

                  "Monitoring Class":  As defined in Section 11.02(c).

                  "Monthly Payment": With respect to any Mortgage Loan and any Due Date, the scheduled monthly payment with respect to such Mortgage Loan, including any Escrow Payments but excluding any Balloon Payment, which is payable by a Mortgagor under the related Mortgage Note (or if modified, as modified in accordance with this Agreement) and applicable Law and, with respect to a Balloon Mortgage Loan for which a Balloon Payment is due and has not been made, the monthly payment with respect to such Balloon Mortgage Loan that would be payable on and after the related Maturity Date based on the full amortization schedule determined by the Special Servicer.

                  "Moody's":  Moody's Investors Service, Inc.

                  "Mortgage": The mortgage, deed of trust or other instrument creating a first lien on an estate in fee simple or leasehold interest in real property securing a Mortgage Note, including the assignment of leases and rents related thereto.

                  "Mortgage Loan": Each of the mortgage loans transferred and assigned to the Trustee for the benefit of the Certificateholders pursuant to
Section 2.01 or Section 2.02 and from time to time held in the Trust Fund, the Mortgage Loans so held pursuant to Sections 2.01 and 2.02 being identified on the Mortgage Loan Schedule (including, any successor REO Mortgage Loan). As used herein, the term "Mortgage Loan" includes the related Mortgage Note, Mortgage and other security documents contained in the related Mortgage Loan File.

                  "Mortgage Loan Documents": With respect to each Mortgage Loan, to the extent applicable, the Mortgage, Mortgage Note, Assignment of Mortgage, Assignment of Leases and Rents (if separate from Mortgage), any security agreements, any UCC Financing Statements, the title insurance policy, all surveys, all insurance policies (including all environmental insurance policies), any environmental liabilities agreements, any escrow agreements for improvements, any guaranties related to such Mortgage Loan, any prior assignments of mortgage in the event that the originator is not the originator of record, any collateral assignments of property management agreements and other services agreements required by the applicable commitment, the related Foreign Currency Exchange Contract with respect to any Canadian Loan and other loan documents and all modification, consolidation and extension agreements, if any.

                  "Mortgage Loan File": In connection with any Mortgage Loan, all the documents held or required to be held by the Custodian pertaining to such Mortgage Loan, including the Mortgage Loan Documents, the related appraisal, reports regarding physical and structural characteristics and condition of the related Mortgaged Property, reports regarding environmental condition of the related Mortgaged Property, ground leases, lease subordination agreements and tenant estoppel and related opinions of counsel.

                  "Mortgage Loan Schedule": The list of Mortgage Loans transferred to the Trustee as part of the Trust Fund, attached hereto as Exhibit G.

                  "Mortgage Loan Seller": MGT in its capacity as Mortgage Loan Seller under the Loan Sale Agreement.

                  "Mortgage Note": The note or other evidence of indebtedness of a Mortgagor under a Mortgage Loan, together with all riders thereto and amendments thereof.

                  "Mortgage Rate": With respect to any Mortgage Loan, the annual rate at which interest accrues on such Mortgage Loan in accordance with the terms of the related Mortgage Loan absent default.

                  "Mortgaged Property": The underlying property (including any REO Property) that secures a Mortgage Loan, in each case consisting of a parcel or parcels of land improved by a commercial and/or multifamily building or facility, together with any personal property, fixtures, leases and other property or rights pertaining thereto.

                  "Mortgagor":  The obligor or obligors on a Mortgage Note.

                  "Most Subordinate Class of Certificates": At the time of determination, the Class to which any Realized Losses would be first allocated to as of such time in accordance with Section 7.05.

                  "Net Prepayment Premium": With respect to any Distribution Date, the excess (but not less than zero) of (a) any Prepayment Premium received prior to the Master Remittance Date and not previously distributed or applied to reimburse the Master Servicer with respect to its Master Servicing Fee over (b) the excess of any Prepayment Interest Shortfall allocated prior to the related Master Remittance Date and not previously allocated over any Prepayment Interest Excess (but not less than zero).

                  "No Downgrade Confirmation": A written confirmation from DCR that the taking of the proposed action (including consents, waivers and approvals), in and of itself, will not result in a downgrade or withdrawal of the then current rating on any Class of Certificates.

                   "Nonrecoverable Advance": Any Advance previously made or proposed to be made by any Servicer or the Trustee, as applicable, in respect of a Mortgage Loan which together with interest thereon, in the good faith judgment of such Person, will not, or, in the case of a proposed Advance, would not, be ultimately recoverable by such Person from net proceeds or collections received solely with respect to such Mortgage Loan or the related Mortgaged Property, including related Excess Insurance Proceeds, Liquidation Proceeds, REO Proceeds, Excess Condemnation Proceeds and escrowed amounts.

                  "Nonrecoverable Advance Certificate": A certificate signed by a Servicing Officer setting forth the determination of a Nonrecoverable Advance and the procedures and considerations of the related Servicer forming the basis of such determination (including but not limited to information such as related income and expense statements, rent rolls, occupancy status, property inspections, and an Independent MAI appraisal of the related Mortgaged Property obtained within the preceding twelve months). With respect to any Canadian Loan, such determination may also be based upon and take into account the then-current foreign exchange rate and any potential fluctuations thereto in the future and whether the related Mortgaged Property may be realized upon in compliance with Section 6.03(i).

                  "Non-United States Person": Any person other than a United States Person.

                  "Non-U.S. Treasury Net Prepayment Premium": With respect to any Distribution Date, any Net Prepayment Premiums for such Distribution Date which are not U.S. Treasury Net Prepayment Premiums.

                  "Notional Amount": With respect to the Class X Certificates and any Distribution Date, the Class Balance of all other Certificates immediately preceding such Distribution Date.

                  "NRSRO": A nationally recognized statistical rating organization.

                  "Officers' Certificate": With respect to any Servicer, a certificate signed by a Servicing Officer of such Servicer.

                  "Operating Statements and Rent Rolls Report": The report prepared pursuant to Section 4.09(b) hereof substantially in the form of Exhibit N hereto, as such report may be reasonably amended from time to time by the Master Servicer.

                  "Opinion of Counsel": A written opinion of counsel, who may, without limitation, be salaried counsel for the Depositor, the Master Servicer or Special Servicer, acceptable and delivered to the Trustee, except that any opinion of counsel relating to (a) the qualification of the Trust Fund as a REMIC, (b) compliance with the REMIC Provisions, or (c) any actions or duties which can not be undertaken or are no longer permitted under applicable law, must be an opinion of counsel who is in fact Independent.

                  "Original Class Balance": As to any Class of Certificates with a Class Balance, the Original Class Balance set forth in the Preliminary Statement.

                  "Ownership Interest": As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

                  "P&I Advance": Any amounts identified in Section 4.05(a) as a P&I Advance.

                  "Pass-Through Rate": With respect to any Distribution Date and any Class, other than the Residual Certificates, a per annum rate equal to the corresponding Pass-Through Rate as set forth in the Preliminary Statement. The Residual Certificates will not have a Pass-Through Rate.

                  "Payment Reserve": With respect to a Mortgage Loan, the amount, if any, of principal and interest payable thereon required, pursuant to the related Mortgage Loan Documents, to be deposited into an escrow account to cover a portion of the related Mortgagor's debt service obligations thereunder.

                  "Percentage Interest": With respect to any Class of Certificates, the portion of the relevant Class evidenced by such Certificate, expressed as a percentage, the numerator of which is the initial Certificate Balance or initial Notional Amount of such Certificate as of the Delivery Date, as specified on the face thereof, and the denominator of which is the Original Class Balance or Notional Amount of the relevant Class.

                  "Permitted Investments": Any one or more of the obligations and securities listed below that provide for a date of maturity of not more than 30 days but in any event not later than the date prior to the date such funds will be required to be distributed:

                       (i) direct obligations of, and obligations fully guaranteed by, the United States of America, or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America;

                       (ii) federal funds, demand and time deposits in,
                            certificates of deposits of, or bankers' acceptances issued by, any depository institution or trust company incorporated or organized under the laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state banking authorities, the commercial paper or other short-term debt obligations of such depository institution or trust company (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the commercial paper or other short-term debt obligations of such holding company) which is rated "D-1+" by DCR (or if such obligations are not rated by DCR, then an equivalent rating from at least two other NRSROs), "P-1" by Moody's and "A-1+" by S&P;

                       (iii) commercial or finance company paper (including
                            both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than 270 days after the date of issuance thereof) that has the Required Rating for short-term debt;

                       (iv) repurchase obligations with respect to any
                            security described in clause (i) above entered into with a depository institution or trust company (acting as principal) meeting the rating standards described in clause (ii) above and having maturities of not more than 365 days; and

                       (v) any other obligation or security acceptable to each Rating Agency, as indicated in writing, that would not result in a downgrading, qualification (if applicable) or withdrawal of the ratings then assigned to the Certificates;

provided, however, that no such instrument shall be a Permitted Investment (v) if such instrument evidences a right to receive either (A) only interest payments with respect to the obligations underlying such instrument or (B) both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity of greater than 120% of the yield to maturity at par of such underlying obligations; (w) if its terms do not have a predetermined fixed dollar amount of principal due at maturity that cannot vary or change; (x) to the extent rated, an "r" highlighter is affixed to its rating; (y) to the extent the related interest rate is variable, interest thereon is not tied to a single interest rate index plus a single fixed spread (if any), or does not move proportionately with that index; or (z) if such instrument is purchased at a premium over par.

                  "Person": Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, limited liability corporation, limited liability company, limited liability partnership, or government or any agency or political subdivision thereof.

                  "Pool Factor": With respect to any Distribution Date, the fraction, expressed as a percentage, the numerator of which is the aggregate Class Balance of the Certificates, after giving effect to distributions made or to be made on such Distribution Date and the denominator of which is the aggregate original Class Balance of the Certificates.

                  "Prepayment Assumption": With respect to all Mortgage Loans other than the ARD Loans, it is assumed for purposes of Section 3.11(l) that there are no prepayments on the Mortgage Loans. With respect to all ARD Loans, it is assumed for purposes of Section 3.11(l) that the ARD Loans will be fully prepaid on their related Anticipated Repayment Dates.

                  "Prepayment Interest Excess": With respect to any Distribution Date, for each Mortgage Loan that was subject to a Principal Prepayment in full or in part prior to the related Determination Date and after the preceding Due Date, the amount of interest accrued at the Remittance Rate for such Mortgage Loan on the amount of such Principal Prepayment during the period from and after such Due Date, to the extent collected.

                  "Prepayment Interest Shortfall": With respect to any Distribution Date, for each Mortgage Loan that was subject to a Principal Prepayment in full or in part after the related Determination Date and prior to the following Due Date, the amount of interest that would have accrued at the Remittance Rate for such Mortgage Loan on the amount of such Principal Prepayment during the period commencing on the date as of which such Principal Prepayment was applied to the unpaid principal balance of the Mortgage Loan and ending on the day immediately preceding such Due Date, inclusive.

                  "Prepayment Premium": Any premium, penalty or fee paid or payable, as set forth in the related Mortgage Note, by a Mortgagor in connection with a Principal Prepayment.

                  "Primary Servicing Fees": The monthly fee payable by the Master Servicer from the Master Servicing Fee to each Initial Subservicer, which monthly fee accrues at the rate per annum specified as such in the Mortgage Loan Schedule.

                  "Prime Rate": As of any day, the per annum rate reported in The Wall Street Journal on the immediately preceding Business Day as the prime rate.

                  "Principal Distribution Amount": With respect to any Distribution Date an amount equal to the aggregate of (a) all scheduled payments of principal (other than Balloon Payments) due on the Mortgage Loans on the related Due Date whether or not received and all scheduled Balloon Payments received, (b) if the scheduled Balloon Payment is not received, with respect to any Balloon Loans on and after the Maturity Date thereof, the principal payment that would need to be received in the related month in order to fully amortize such Balloon Loan with level monthly payments by the end of the term used to derive scheduled payments of principal due prior to the related Maturity Date, (c) to the extent not previously advanced, any unscheduled principal recoveries received during the related Remittance Period in respect of the Mortgage Loans, whether in the form of Liquidation Proceeds, Insurance Proceeds, Condemnation Proceeds, amounts received as a result of the purchase of any Mortgage Loan out of the Trust Fund or receipt of overdue payments, and (d) any other portion of the Adjusted Available Distribution Amount remaining undistributed after payment of any interest payable on the Certificates pursuant to clause (xxiii) of Section 7.02(a) for the related or any prior Distribution Date, including any Prepayment Interest Excess not offset by any Prepayment Interest Shortfall occurring during the related Remittance Period or otherwise required to reimburse the Master Servicer and interest distributions on the Mortgage Loans, in excess of interest distributions on the Certificates, resulting from the allocation of amounts described in this clause (d) to principal distributions on the Certificates.

                  "Principal Prepayment": Any payment or other recovery of principal on a Mortgage Loan that is received in advance of its scheduled Due Date which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

                  "Private Certificates": The Class G, Class H, Class J, Class K, Class NR, Class R-I, Class R-II and Class R-III Certificates.

                  "Property Improvement Expenses": Any costs and expenses for repairs, replacements or improvements which the Special Servicer deems advisable under the circumstances, but only to the extent that they are paid to third persons in arms' length arrangements, which may, to the extent expressly approved in the related Asset Strategy Report, be Affiliates who are generally in the business of providing such goods and services, and that such expenses are reasonable for the types of goods or services provided in the geographical area in which such goods or services are provided, designed to maintain or improve the value of a Mortgaged Property or REO Property but not immediately necessary to operate it, that are incurred for the purpose of facilitating the sale of the related Specially Serviced Mortgage Loan or REO Property and maximizing the proceeds thereof, including but not limited to the following: (a) cosmetic improvements such as painting and landscaping; (b) build-out or modification to suit a particular prospective or actual tenant or buyer; (c) replacement of items which are obsolescent or wearing out but which may not be dysfunctional; and (d) moneys paid to a tenant or buyer for a purpose similar to a Property Improvement Expense.

                  "Property Inspection Report": The report prepared pursuant to Section 4.09(a) hereof substantially in the form of Exhibit M hereto.

                  "Property Protection Expenses": The following costs and expenses, but, with respect to items (b) through (n) below, only to the extent that they are paid to third persons in arms' length arrangements, which may, to the extent expressly approved in the related Asset Strategy Report, be Affiliates who are generally in the business of providing such goods and services, and that such expenses are reasonable for the types of goods or services provided in the geographical area in which such goods or services are provided: (a) real estate taxes, assessments and similar charges; (b) premiums for insurance; (c) utility costs; (d) payments required under service contracts, including but not limited to service contracts for heating, ventilation and air conditioning systems, elevators, landscape maintenance, pest extermination, security, model furniture, swimming pool service, trash removal, answering service, credit checks and monitoring the satisfaction of real estate tax assessments and the designation from time to time of special flood hazard areas; (e) payroll costs and benefits for on-site maintenance personnel, including but not limited to housekeeping employees, porters and general maintenance and security employees; (f) property management fees; (g) usual and customary leasing and sales brokerage expenses and commissions and other costs and expenses associated with marketing, selling or otherwise disposing of Specially Serviced Mortgage Loans or REO Properties including, without limitation, marketing brochures, auction services, reasonable legal fees, surveys, title insurance premiums and other title company costs; (h) permits, licenses and registration fees and costs; (i) any expense necessary in order to prevent or cure a breach under a lease, contract or agreement, if the consequences of failure to prevent or cure could, in the sole judgment of the Special Servicer, have a material adverse effect with respect to the Mortgage Loan, REO Property or Mortgaged Property; (j) any expense necessary in order to prevent or cure a material violation of any applicable law, regulation, code or ordinance with respect to any Mortgaged Property, including without limitation any environmental remediation; (k) costs and expenses of appraisals, valuations, surveys, inspections, environmental assessments, credit reports, or market studies (including, in each case, review thereof); (l) transportation, lodging and other travel related costs incurred by the Special Servicer in performing its duties under this Agreement, provided that the travel expenses of the Special Servicer's employees providing services under this Agreement shall be limited to the lesser of actual expenses or a reasonable budgeted amount for each calendar year mutually agreed upon by the Trustee and the Special Servicer; (m) other such reasonable marketing, legal, accountants, expert witness fees and other fees and expenses incurred by the Special Servicer in connection with the enforcement, collection, foreclosure, management and operation of Specially Serviced Mortgage Loans or REO Properties, the bankruptcy of any related Mortgagor, and the performance of their servicing duties under this Agreement; and (n) such other expenses as are reasonable and immediately necessary to operate, maintain, preserve or protect the Mortgaged Property or REO Property.

                  "Purchase Price": With respect to any Mortgage Loan to be purchased pursuant to Section 2.02(c), Section 2.04, Section 6.05(a) or
Section 12.01, the Stated Principal Balance thereof as of the date of purchase, together with (i) all accrued and unpaid interest at the Mortgage Rate on such Mortgage Loan to but not including the date of purchase, (ii) all related unreimbursed Advances (other than Advances with respect to interest included in clause (i)) and (iii) all accrued and unpaid interest on related Advances, including any expense arising out of the enforcement of the repurchase obligation and any costs associated with such repurchase.

                  "Qualified Insurer": An insurance company:

                  (a)(i) duly authorized and, if required, licensed in such state to transact the applicable insurance business and to write the insurance provided;

                  (ii)     whose claims paying ability is rated not less than
                           (x) the lower of (A) "A-" and (B) one rating category below the highest rating for the outstanding Certificates, but not less than "BBB", by S&P, (y) "A(VIII) by AM Best, Inc. and (z) "A" by DCR; and

                  (iii)    with respect to any insurance required pursuant to
                           Section 6.03(b), duly qualified as such under the laws of the state or province in which the related Mortgaged Property is located; or

                  (b) acceptable to each Rating Agency (as evidenced in writing by each Rating Agency that use of any such Qualified Insurer will not result in a downgrading, qualification (if applicable) or withdrawal of the ratings then assigned to the Certificates).

                  "Rated Final Distribution Date": The Distribution Date in July 2031, which is the first Distribution Date preceding the second anniversary of the date at which the Stated Principal Balance of all the Mortgage Loans would be reduced to zero, assuming no prepayments and that the Balloon Mortgage Loans fully amortize according to their amortization schedule and no Balloon Payment (or final payment on the Anticipated Repayment Date) is made.

                  "Rating Agency":  Each of DCR, Moody's and S&P.

                  "Realized Loss": With respect to each Loss Mortgage Loan (or REO Mortgage Loan) as to which a Liquidation Event has occurred, an amount (not less than zero) equal to (i) the Stated Principal Balance of the Mortgage Loan (or REO Mortgage Loan) as of the date of the Liquidation Event, plus (ii) interest at the Remittance Rate from the Due Date as to which interest was last paid or advanced to Certificateholders up to the last day of the month in which such Liquidation Event occurred on the Stated Principal Balance of such Mortgage Loan (including any REO Mortgage Loan) outstanding during each Collection Period that such interest was not paid or advanced, plus (iii) any unreimbursed Advances and interest accrued and payable thereon (subject to Section 6.10), minus (iv) the proceeds, if any, received during the month in which such Liquidation Event occurred, to the extent applied as recoveries of interest at the Remittance Rate and to principal of the Mortgage Loan. With respect to each Loss Mortgage Loan with respect to which an Advance previously made or proposed to be made has been determined to be a Nonrecoverable Advance, an amount (not less than zero) equal to (i) the Stated Principal Balance of the Mortgage Loan (including any REO Mortgage Loan) as of the date of such determination, plus (ii) interest at the Remittance Rate from the Due Date as to which interest was last paid or advanced to Certificateholders up to the last day of the month in which such determination was made on the Stated Principal Balance of such Mortgage Loan (including any REO Mortgage
Loan) outstanding during each Collection Period that such interest was not paid or advanced, plus (iii) any unreimbursed Advances and interest accrued and payable thereon, minus (iv) the proceeds, if any, received during the month in which such determination was made, to the extent applied as recoveries of interest at the Remittance Rate and to principal of the Mortgage Loan. With respect to each Mortgage Loan which has become the subject of a Deficient Valuation, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation.

                  "Record Date": With respect to any Distribution Date, the last Business Day of the month immediately preceding the month in which such Distribution Date occurs.

                  "REMIC": A "real estate mortgage investment conduit" as defined in Section 860D of the Code.

                  "REMIC I": The segregated pool of assets subject hereto, constituting the trust created hereby and to be administered hereunder, consisting of: (a) the Mortgage Loans as from time to time are subject to this Agreement and all payments under and proceeds of the Mortgage Loans received after the Cut-off Date (other than payments of principal and interest due and payable on the Mortgage Loans on or before the Cut-off Date), together with all documents included in the related Mortgage Loan File; (b) such funds or assets as from time to time are deposited in the Certificate Account; (c) such funds or assets as from time to time are deposited in the Collection Account, Escrow Account or REO Account; (d) any REO Property; and (e) all Insurance Policies with respect to the Mortgage Loans listed on the Mortgage Loan Schedule.

                  "REMIC I Uncertificated Interests": Each of the one hundred twenty-one interests with a principal balance and interest rate equal to that of one of the Mortgage Loans.

                  "REMIC II": A segregated pool of assets consisting of one hundred twenty-one uncertificated regular interests issued under REMIC I.

                  "REMIC II Uncertificated Interests": Each of Uncertificated Interest I, Uncertificated Interest II, Uncertificated Interest III, Uncertificated Interest IV, Uncertificated Interest V, Uncertificated Interest VI, and Uncertificated Interest VII, Uncertificated Interest VIII, Uncertificated Interest IX, Uncertificated Interest X, Uncertificated Interest XI and Uncertificated Interest XII.

                  "REMIC III": A segregated pool of assets consisting of Uncertificated Interest I, Uncertificated Interest II, Uncertificated Interest III, Uncertificated Interest IV, Uncertificated Interest V, Uncertificated Interest VI, Uncertificated Interest VII, Uncertificated Interest VIII, Uncertificated Interest IX, Uncertificated Interest X, Uncertificated Interest XI and Uncertificated Interest XII.

                  "REMIC Provisions": Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and proposed, temporary and final Treasury regulations and any rulings promulgated thereunder, as the foregoing may be in effect from time to time.

                  "Remittance Period": For any Distribution Date is the period beginning after a Determination Date in the immediately preceding month (or the Cut-off Date, in the case of the first Distribution Date) through the related Determination Date.

                  "Remittance Rate": With respect to any Mortgage Loan, the per annum rate equal to the excess of the related Mortgage Rate (without giving affect to any modification or other reduction thereof following the Cut-off Date) over the related Servicing Fee Rate. For this purpose, if the related Mortgage Rate is calculated other than on the basis of a 360-day year consisting of twelve 30-day months (a "30/360 basis"), such Mortgage Rate will be recalculated on a 30/360 basis; provided, however, that with respect to the Interest Reserve Loans, (i) the Remittance Rate for the one-month period preceding the Due Dates in (a) January of each calendar year that is not a leap year and (b) February of each calendar year, will be determined net of the Withheld Amounts and (ii) the Remittance Rate for the one-month period preceding the Due Dates in March of each calendar year will be determined after taking into account the addition of the Withheld Amount; provided, further, however, that with respect to each Canadian Loan, the Remittance Rate shall be equal to the interest rate derived from interest payments in U.S. dollars specified in the related Foreign Currency Exchange Contract over the related Servicing Fee Rate.

                  "Remittance Report": The report prepared pursuant to Section 4.10(a)(i) hereof substantially in the form of Exhibit O hereto.

                  "Rents from Real Property": With respect to any REO Property, gross income of the character described in Section 856(d) of the Code.

                  "REO Account": One or more accounts established pursuant to
Section 6.06.

                  "REO Acquisition": The acquisition by the Special Servicer on behalf of the Trustee for the benefit of the Certificateholders of any Mortgaged Property.

                  "REO Mortgage Loan": Any Mortgage Loan as to which the related Mortgaged Property has been acquired by the Special Servicer on behalf of the Trustee through foreclosure or by deed in lieu of foreclosure, until the Special Servicer has determined that all amounts that it reasonably expects to recover from or on account of such Mortgage Loan have been recovered, whether from Excess Condemnation Proceeds, Excess Insurance Proceeds, Condemnation Proceeds, Insurance Proceeds, Liquidation Proceeds, REO Proceeds or otherwise (in which case such Mortgage Loan shall no longer be an REO Mortgage Loan).

                  "REO Proceeds": Proceeds (net of any directly related expenses, including without limitation, Property Protection Expenses and Property Improvement Expenses, incurred by the Special Servicer for the proper operation, management and maintenance of the related REO Property) received in respect of any REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property) and cash received in connection with the final liquidation of the related REO Property.

                  "REO Property": A Mortgaged Property acquired by the Special Servicer on behalf of the Trust Fund through foreclosure or by deed in lieu of foreclosure.

                  "REO Status Report": The report prepared pursuant to Section 6.09(a) substantially in the form of Exhibit V hereto.

                  "REO Tax":  As defined in Section 6.04(d).

                  "Repair and Remediation Reserve": With respect to any Mortgage Loan, the amounts required to be paid by the Mortgagor, pursuant to the Mortgage Loan Documents, contemporaneously with the execution thereof, for payment of costs and expenses relating to certain maintenance, repairs and/or remedial or corrective work.

                  "Replacement Reserve": With respect to any Mortgage Loan, the amounts required to be paid by the Mortgagor pursuant to the Mortgage Loan Documents for payment of costs and expenses in connection with the performance of work on the roofs, chimneys, gutters, downspouts, paving, curbs, ramps, driveways, balconies, porches, patios, exterior walls, exterior doors and doorways, windows, elevators and mechanical and HVAC equipment or other repairs on the related Mortgaged Property.

                  "Replacement Special Servicer":  As defined in Section 6.16.

                  "Request for Release and Receipt of Documents": A written Request for Release and Receipt of Documents, substantially in the form of Exhibit Y hereto.

                  "Required Appraisal Date": With respect to any Mortgage Loan within 30 days of (a) any Collateral Value Adjustment Event, (b) the occurrence of any event giving rise to a subsequent Collateral Value Adjustment (including the delinquency referred to in the last sentence of the definition of "Collateral Value Adjustment Event") more than twelve months after an appraisal was obtained with respect to a previous Collateral Value Adjustment, (c) twelve consecutive months following a Collateral Value Adjustment if the Servicers have made P&I Advances consecutively during such twelve month period or (d) the making of a material Advance by either Servicer or the Trustee which the Special Servicer did not include in calculating the most recent Collateral Value Adjustment.

                  "Required Rating": The following ratings:

                  (a) with respect to commercial paper, short-term debt
             obligations or other short-term deposits, "D-1" by DCR (or if such obligations are not rated by DCR, then an equivalent rating from at least two other NRSROs), "P-1" by Moody's and "A-1+" by S&P; or

                  (b) with respect to long-term debt obligations, the
             long-term rating of "A" by DCR (or, if such obligations are not rated by DCR, then an equivalent rating from at least two other NRSROs) and "AA-" or its equivalent by Moody's and S&P.

                  "Residual Certificate": Any of the Class R-I, Class R-II or Class R-III Certificates.

                  "Responsible Officer": When used with respect to the Trustee, any officer assigned to and working in its corporate trust department and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

                  "Review Threshold": A Mortgage Loan having a current outstanding principal balance equal to or exceeding 2% of the then-current aggregate principal balance of all the Mortgage Loans. For this purpose, in connection with any direct or indirect transfer of an ownership interest in a Mortgagor and any assumption of a Mortgage Loan, groups of cross-collateralized Mortgage Loans and groups of Mortgage Loans with the same or affiliated Mortgagors will be aggregated and treated as one.

                  "Revised Rate": With respect to any ARD Loan, the increased interest rate after the Anticipated Repayment Date (in the absence of a default) for each applicable Mortgage Loan, as calculated and as set forth in the related Mortgage Loan Documents.

                  "S&P": Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc.

                  "Scheduled Principal Balance": As to each Mortgage Loan and any date of determination, the principal balance of such Mortgage Loan on the Cut-off Date, minus the sum of (i) all amounts representing the principal portion of Monthly Payments due on or before such date of determination whether or not received and (ii) all amounts representing unscheduled payments or recoveries of principal (other than amounts representing late payments subtracted pursuant to clause (i) above) collected with respect to such Mortgage Loan on or before the last day of the immediately preceding Collection Period.

                  "Security Agreement": With respect to any Mortgage Loan, any security agreement or equivalent instrument, whether contained in the related Mortgage or executed separately, creating in favor of the holder of such Mortgage a security interest in the personal property constituting security for repayment of such Mortgage Loan.

                  "Servicer": The Master Servicer or the Special Servicer, as applicable.

                  "Servicer Watch List": A report or reports setting forth, among other things, certain Mortgage Loans that (i) have experienced a decrease of at least (a) 10% in DSCR from the previous reporting period or (b) 20% in DSCR in the prior 12 month period (unless the Master Servicer shall have reasonably determined that such decrease is due to the seasonal nature or use of the related Mortgaged Property), (ii) have experienced a loss of or bankruptcy of the largest tenant (to the extent the Master Servicer has actual knowledge of such loss or bankruptcy) or (iii) the Master Servicer has determined in its good faith and reasonable judgment that a default in the payment of a Monthly Payment is likely to occur.

                  "Servicing Advance": Any expenses identified in this Agreement as a Servicing Advance which are incurred by any Servicer consistent with Accepted Servicing Practices or Accepted Special Servicing Practices, as applicable, or, with respect to any Mortgage Loan.

                  "Servicing Fee": With respect to any Mortgage Loan, the sum of the Master Servicing Fee and the Special Servicing Fee.

                  "Servicing Fee Rate": With respect to any Mortgage Loan, shall equal the sum of the related Master Servicing Fee Rate and the Trustee Fee Rate.

                  "Servicing Officer": With respect to any Servicer, any Assistant Treasurer, Assistant Secretary, Assistant Vice President, Vice President or other employee of such Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans under this Agreement and authorized to act on behalf of such Servicer, as designated by inclusion on a list of such Persons furnished to the Trustee and each other Servicer by the related Servicer, as such list may from time to time be amended.

                  "Servicing Transfer Date": The date after the occurrence of a Servicing Transfer Event on which the Special Servicer receives the information, documents and records required to be delivered thereto pursuant to Section 6.02(c).

                  "Servicing Transfer Event": The occurrence of any of the following with respect to a Mortgage Loan: (i) such Mortgage Loan becomes a Defaulted Mortgage Loan; (ii) the related Mortgagor has entered into or consented to bankruptcy, appointment of a receiver or conservator or a similar insolvency or similar proceeding, or the Mortgagor has become the subject of a decree or order for such proceeding which shall have remained in force undischarged or unstayed for a period of 60 days; (iii) the Master Servicer or the Special Servicer shall have received notice of the foreclosure or proposed foreclosure of any other lien on the Mortgaged Property; (iv) the related Mortgagor admits in writing its inability to pay its debts generally as they become due, files a petition to take advantage of any applicable insolvency or reorganization statute, makes an assignment for the benefit of its creditors, or voluntarily suspends payment of its obligations; (v) any other default has occurred which has materially and adversely affected the value of the related Mortgaged Loan and has continued unremedied for the applicable grace period specified in the related Mortgage; (vi) the related Mortgaged Property becomes REO Property; or (vii) if for any reason, the Mortgaged Property is transferred and an assumption agreement pursuant to Section 4.08 cannot be entered into.

                  "Single-Purpose Entity" or "SPE": A person, other than an individual, whose organizational documents provide that it is formed solely for the purpose of assuming a Mortgage Loan and owning and pledging Defeasance Collateral; does not engage in any business unrelated to such Mortgage Loan and Defeasance Collateral; does not have any assets other than those related to its interest in the Mortgage Loan and Defeasance Collateral or any indebtedness other than as permitted by the related Mortgage; maintains its own books, records and accounts, in each case which are separate and apart from the books, records and accounts of any other person; conducts business in its own name and uses separate stationery, invoices and checks; does not guarantee or assume the debts or obligations of any other person; does not commingle its assets or funds with those of any other person; transacts business with affiliates on an arm's length basis pursuant to written agreements; holds itself out as being a legal entity, separate and apart from any other person. The SPE's organizational documents must provide that any dissolution and winding up or insolvency filing for such entity requires the unanimous consent of all partners or members, as applicable, and that such documents may not be amended with respect to the Single-Purpose Entity requirements during the term of the Mortgage Loan.

                  "Specially Serviced Mortgage Loan": Any Mortgage Loan with respect to which a Servicing Transfer Event has occurred and which has not ceased to be a Specially Serviced Mortgage Loan pursuant to Section 6.12.

                  "Specially Serviced Mortgage Loan Status Report": The report prepared pursuant to Section 6.09(a) substantially in the form of Exhibit V.

                  "Special Servicer": Midland Loan Services, Inc., a Delaware corporation, its successor in interest, or any successor servicer appointed as such as herein provided.

                  "Special Servicing Fee": The compensation the Special Servicer shall be entitled to receive pursuant to Section 6.13.

                  "Startup Day":  The Delivery Date.

                  "State Tax Laws": The laws of the states of New York, Missouri and Massachusetts as well as any state the applicability of which to the Trust or the REMICs shall have been confirmed to the Trustee in writing either by the delivery to the Trustee of an Opinion of Counsel to such effect (provided that the Trustee shall have no obligation to seek or pay for any such Opinion of Counsel), or by the delivery to the Trustee of a written notification to such effect by the taxing authority of such state.

                  "Stated Principal Balance": With respect to any Mortgage Loan (other than an REO Mortgage Loan), as of any date of determination, (a) the Cut-off Date Balance, minus (b) the sum, without duplication, of:

                       (i) the principal portion of each Monthly Payment and Balloon Payment due on such Mortgage Loan after the Cut-off Date, to the extent received from the Mortgagor or advanced and distributed to Certificateholders before such date of determination;

                       (ii) all Principal Prepayments received with respect to
                            such Mortgage Loan after the Cut-off Date, to the extent distributed to Certificateholders before such date of determination;

                       (iii) the principal portion of all Insurance Proceeds
                            and Liquidation Proceeds received with respect to such Mortgage Loan after the Cut-off Date, to the extent distributed to Certificateholders before such date of determination; and

                       (iv) any reduction in the outstanding principal balance
                            of such Mortgage Loan resulting from a Deficient Valuation that occurred prior to the end of the Collection Period for the most recently ended Distribution Date.

With respect to any REO Mortgage Loan, as of any date of determination, an amount (not less than zero) equal to (x) the Stated Principal Balance of the related Mortgage Loan as of the date of the related REO Acquisition, minus (y) the sum of:

                       (v) the principal portion of each P&I Advance made with respect to such REO Mortgage Loan that was distributed to Certificateholders before such date of determination; and

                       (vi) the principal portion of all Insurance Proceeds,
                            Liquidation Proceeds and REO Proceeds received with respect to such REO Mortgage Loan, to the extent distributed to Certificateholders before such date of determination.

A Mortgage Loan shall be deemed to be part of the Trust Fund and to have an outstanding Stated Principal Balance through and including the Distribution Date on which the proceeds, if any, received in connection with a Liquidation Event in respect thereof are to be distributed to Certificateholders.

                  "Tax Matters Person": The "tax matters person" (as defined in the REMIC Provisions) of the REMIC created hereunder.

                  "Tax Returns": The federal income tax return on Internal Revenue Service Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of the Trust Fund due to its classification as a REMIC under the REMIC Provisions, together with any and all other information, reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provisions of federal or State Tax Laws.

                  "Tenant Improvement and Leasing Commissions Reserve": With respect to any Mortgage Loan, the amounts required to be paid by the Mortgagor pursuant to the Mortgage Loan Documents to refit and release either vacant space or blocks of space anticipated to be vacated during the term of financing.

                  "Transfer Date": With respect to any Mortgage Loan, shall have the meaning set forth herein.

                  "Transferable Servicing Interest": Subject to reduction by the Trustee pursuant to Section 4.12, the amount by which the Master Servicing Fees otherwise payable to the Master Servicer hereunder exceed the sum of (i) the Primary Servicing Fees and (ii) the amount of such Master Servicing Fees calculated using the Minimum Master Servicing Fee Rate.

                  "Trust Fund":  REMIC I, REMIC II and REMIC III.

                  "Trustee": State Street Bank and Trust Company, a Massachusetts trust company or its successor in interest in its capacity as Trustee hereunder, or any successor trustee appointed as herein provided.

                  "Trustee Fee": The fee payable to the Trustee in accordance with Section 11.08(a).

                  "Trustee Fee Rate": Shall have the meaning set forth in
Section 11.08(a).

                  "UCC Financing Statement": A financing statement executed and filed pursuant to the Uniform Commercial Code, as in effect in the relevant jurisdiction, or, in the case of Louisiana or the Commonwealth of Puerto Rico, the comparable provisions of Louisiana or Puerto Rico law, as applicable.

                  "Uncertificated Interest I": An interest in REMIC II with a principal balance equal to the Class Balance of the Class A1 Certificates which accrues interest at the Weighted Average Remittance Rate.

                  "Uncertificated Interest II": An interest in REMIC II with a principal balance equal to the Class Balance of the Class A2 Certificates which accrues interest at the Weighted Average Remittance Rate.

                  "Uncertificated Interest III": An interest in REMIC II with a principal balance equal to the Class Balance of the Class B Certificates which accrues interest at the Weighted Average Remittance Rate.

                  "Uncertificated Interest IV": An interest in REMIC II with a principal balance equal to the Class Balance of the Class C Certificates which accrues interest at the Weighted Average Remittance Rate.

                  "Uncertificated Interest V": An interest in REMIC II with a principal balance equal to the Class Balance of the Class D Certificates which accrues interest at the Weighted Average Remittance Rate.

                  "Uncertificated Interest VI": An interest in REMIC II with a principal balance equal to the Class Balance of the Class E Certificates which accrues interest at the Weighted Average Remittance Rate.

                  "Uncertificated Interest VII": An interest in REMIC II with a principal balance equal to the Class Balance of the Class F Certificates which accrues interest at the Weighted Average Remittance Rate.

                  "Uncertificated Interest VIII": An interest in REMIC II with a principal balance equal to the Class Balance of the Class G Certificates which accrues interest at the Weighted Average Remittance Rate.

                  "Uncertificated Interest IX": An interest in REMIC II with a principal balance equal to the Class Balance of the Class H Certificates which accrues interest at the Weighted Average Remittance Rate.

                  "Uncertificated Interest X": An interest in REMIC II with a principal balance equal to the Class Balance of the Class J Certificates which accrues interest at the Weighted Average Remittance Rate.

                  "Uncertificated Interest XI": An interest in REMIC II with a principal balance equal to the Class Balance of the Class K Certificates which accrues interest at the Weighted Average Remittance Rate.

                  "Uncertificated Interest XII": An interest in REMIC II with a principal balance equal to the Class Balance of the Class NR Certificates which accrues interest at the Weighted Average Remittance Rate.

                  "Underwriter": Each of J.P. Morgan Securities Inc. and Deutsche Bank Securities, Inc.

                  "United States Person": A citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof (except in the case of a partnership, to the extent provided in regulation under the Code), or an estate whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States, or a trust as defined in ss.7701(a)(30) of the Code.

                  "U.S. Treasury Net Prepayment Premium": With respect to any Distribution Date, any Net Prepayment Premiums for such Distribution Date calculated under the related Mortgage Loan Documents by reference to a U.S. Treasury rate.

                  "Voting Rights": The portion of the voting rights of all of the Certificates which is allocated to any Certificate. At all times during the term of this Agreement, 98.0% of all the Voting Rights shall be allocated among the Class A1, Class A2, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J, Class K and Class NR Certificates in proportion to the respective Class Balances, 1.00% of all Voting Rights shall be allocated to the Class X Certificates, and 0.33 1/3% of all Voting Rights shall be allocated to each of the Class R-I, Class R-II and Class R-III Certificates. Voting Rights allocated to a Class of Certificateholders shall be allocated among such Certificateholders in proportion to the Percentage Interests evidenced by their respective Certificates. Allocation of Realized Losses and Collateral Value Adjustments to a Class of Certificates and any other event which changes such Class Balance will also result in a corresponding change to such Class' Voting Rights.

                  "Weighted Average Remittance Rate": With respect to any Distribution Date, the rate per annum equal to the weighted average, expressed as a percentage and rounded to four decimal places, of the Remittance Rates in effect for the Mortgage Loans as of the commencement of the related Collection Period, weighted on the basis of the respective Stated Principal Balances of such Mortgage Loans outstanding immediately following the Distribution Date in the related Collection Period.

                  "Withheld Amount": With respect to (a) each Interest Reserve Loan and (b) each Distribution Date occurring in (i) January of each calendar year that is not a leap year and (ii) February of each calendar year, an amount equal to one day's interest at the related Mortgage Rate (less any Master Servicing Fee and Trustee Fee payable therefrom) on the respective Stated Principal Balance as of the Due Date in the month in which such Distribution Date occurs, to the extent that a Monthly Payment or P&I Advance is made in respect thereof.

             Section 1.02 Calculations.

                  Unless otherwise specified herein or in the related Mortgage Loan Documents, all calculations described herein shall be made on the basis of a 360-day year consisting of twelve 30-day months.

             Section 1.03 Rules of Construction.

                  Any action or delivery which is required pursuant to the terms hereof which falls on a day which is not a Business Day will be due on the immediately following Business Day, except as otherwise expressly provided herein.

             Section 1.04 Canadian Loans.

                  (a) All Servicing Advances with respect to Canadian Loans will be made in the currency in which such payments is required to be paid.

                  (b) For purposes of preparing the reports and making calculations hereunder in respect of the Certificates and the servicing of the Mortgage Loans on behalf of the Certificateholders, all dollar amounts with respect to the Canadian Loans (e.g., Scheduled Principal Balances, Monthly Payments, Remittance Rate, Prepayment Interest Shortfalls, Prepayment Interest Excesses, Purchase Price, Servicing Fees, etc.) shall be converted to U.S. dollars at the foreign currency exchange rate specified in the related Foreign Currency Exchange Agreement; provided, however, that with respect to any amounts collected on any of the Canadian Loans, if the F/X Currency Exchange Agreement is terminated, or if the F/X Counterparty is in default thereunder, or if such amounts are not permitted to be exchanged under the related F/X Currency Exchange Agreement (e.g., late fees or assumption fees), such amounts shall be determined based on the F/X Market Rate.

                                  ARTICLE II

                         CONVEYANCE OF MORTGAGE LOANS;
                       ORIGINAL ISSUANCE OF CERTIFICATES

             Section 2.01 Conveyance of Mortgage Loans.

                  (a) The Depositor, concurrently with the execution and delivery hereof, does hereby assign to the Trustee without recourse all the right, title and interest of the Depositor, including any security interest therein for the benefit of the Depositor, in, to and under the mortgage loans identified on the Mortgage Loan Schedule (the "Mortgage Loans"), with respect to the Canadian Loans, the related Foreign Currency Exchange Contracts, and all other assets included or to be included in the Trust Fund, to be held in trust for the benefit of the Certificateholders. Such assignment includes all interest and principal received or receivable on or with respect to the Mortgage Loans (other than payments of principal and interest due and payable on the Mortgage Loans on or before the Cut-off Date) and, with respect to the Canadian Loans, the related Foreign Currency Exchange Contracts. The transfer of the Mortgage Loans and related property accomplished hereby is absolute and, notwithstanding Section 13.07, is intended by the parties to constitute a sale.

                  (b) In connection with the Depositor's assignment, the Depositor does hereby deliver to, and deposit with, the Trustee, or the initial Custodian as the agent of the Trustee, the following documents or instruments (or copies thereof as permitted by this Section) for each Mortgage Loan so assigned:

                       (i) the original or, if accompanied by a "lost note" affidavit, a copy of the Mortgage Note, endorsed by the Mortgage Loan Seller or the prior holder of record, in blank or to the order of the Trustee;

                       (ii) the original Mortgage, and any intervening
                            assignments (or certified copies of such assignments) thereof, in each case with evidence of recording indicated thereon, or certified copies thereof if not returned from the applicable recording office;

                       (iii) originals or certified copies of any related
                            Assignment of Leases and Rents and any related Security Agreement (if, in either case, such item is a document separate from the Mortgage), any intervening assignments of each such document or instrument, and any related UCC Financing Statements;

                       (iv) an assignment of the Mortgage, executed by the
                            Mortgage Loan Seller or the prior holder of record in blank or to the order of the Trustee, with the assignment to the Trustee in the following form:
                            "State Street Bank and Trust Company, as Trustee for J.P. Morgan Commercial Mortgage Finance Corp. Mortgage Pass-Through Certificates Series 1999-C8", in complete (including recording information) and recordable form;

                       (v) assignments in complete and recordable form of any related Assignment of Leases and Rents and any related Security Agreement (if, in either case, such item is a document separate from the Mortgage), executed by the Mortgage Loan Seller or the prior holder of record in blank or to the order of the Trustee, with the assignment to the Trustee in the following form: "State Street Bank and Trust Company, as Trustee for J.P. Morgan Commercial Mortgage Finance Corp. Mortgage Pass-Through Certificates Series 1999-C8", in complete (including recording information) and recordable form;

                       (vi) originals or certified copies of all assumption,
                            modification and substitution agreements in those instances where the terms or provisions of the Mortgage or Mortgage Note have been modified or the Mortgage or Mortgage Note has been assumed;

                       (vii) the originals or certificates of a lender's title
                            insurance policy issued on the date of the origination of such Mortgage Loan;

                       (viii) with respect to any Mortgage Loan secured by a
                            leasehold interest, a certified copy of the related ground lease and any amendments and modifications thereto;

                       (ix) either (i) the originals of all intervening
                            assignments, including warehousing assignments, with evidence of recording thereon, (ii) copies of such assignments certified by a title company or escrow company to be true and complete copies thereof where the originals have been transmitted for recording until such time as the originals are returned by the public recording office or (iii) copies of such assignments certified by the public recording offices where such assignments were recorded to be true and complete copies thereof in those instances where the public recording offices retain the original or where the original recorded assignments are lost;

                       (x) either (i) copies of the UCC-1 financing statements and any related continuation statements, each showing the mortgagors as debtor and the originator as secured party and each with evidence of filing thereon, together with a copy of each intervening UCC-2 or UCC-3 financing statement showing a complete chain of assignment from the secured party named in such UCC-1 financing statement to the Trustee with evidence of filing thereon disclosing the assignment to the Trustee of the security interest in the personal property securing the Mortgage Loan or (ii) copies of such financing statements certified to be true and complete copies thereof in instances where the original financing statements have been sent to the appropriate public filing office for filing;

                       (xi) any escrow, guarantee, environmental liability
                            agreement, intercreditor agreement, management agreement, or lockbox arrangement, in each case if any such document exists; and

                       (xii) with respect to each Canadian Loan, a copy of the
                            related Foreign Currency Exchange Contract;
                            together with an Assignment and Assumption
                            Agreement with respect thereto, which the Trustee shall execute and deliver in the form presented to it.

                  (c) The Depositor shall, as to each Mortgage Loan on the Mortgage Loan Schedule, promptly (and in any event within 45 Business Days of the Delivery Date) cause (i) the assignment of the Mortgage specified in clauses (iv) and (v) above to be submitted for recording or filing, at its own expense, in the appropriate public office for real property records; and (ii) the UCC-2 or UCC-3 Assignments of Financing Statements specified in clause (x) above to be submitted for recording or filing, at its own expense, in the appropriate public office for UCC Assignments. Any such assignment delivered in blank shall be completed to the order of the Trustee, in the following form: "State Street Bank and Trust Company, as Trustee for J.P. Morgan Commercial Mortgage Finance Corp. Mortgage Pass-Through Certificates Series 1999-C8" prior to recording. Each such assignment shall reflect that it should be returned by the public recording office following recording to State Street Bank and Trust Company as the initial Custodian. If any such assignment is lost or returned unrecorded or unfiled because of a defect therein, the Depositor shall promptly (but in no event later than ten Business days of notice thereof) prepare or cause to be prepared a substitute therefor or cure such defect, as the case may be, and thereafter cause the same to be duly recorded or filed.

                  (d) The Depositor shall complete the endorsements on those Mortgage Notes delivered in blank (or cause such to be completed) to the order of the Trustee.

             Section 2.02 Acceptance by Trustee.

                  (a) The Trustee, by the execution and delivery of this Agreement, acknowledges receipt, subject to the provisions of Section 2.01, the provisions of this Section 2.02 and any exceptions noted on a schedule of exceptions provided to the Depositor on or prior to the Delivery Date of the documents specified in clauses (i)-(v), (vii) and (xii) of Section 2.01(b), and declares that it or the Custodian on its behalf holds and will hold such documents and the other documents delivered to it or the Custodian constituting the Mortgage Loan Files, and that it holds or will hold such other assets included in the Trust Fund, in trust for the exclusive use and benefit of all present and future Certificateholders. In connection with the assignment of the Canadian Loans and the related Foreign Currency Exchange Contracts, the Trustee will execute and deliver the F/X Assignment Agreement.

                  (b) On or prior to 60 days following the Delivery Date, the Trustee shall deliver to the Depositor, the Master Servicer and the Special Servicer, or shall cause the Custodian to deliver to the Depositor, the Trustee and the Master Servicer, an initial certification in a form acceptable to the Depositor (the "Initial Certification") to the effect that it has reviewed the Mortgage Loan Documents delivered to it hereunder and has determined that all documents required to be delivered pursuant to Section 2.01(b) have been received by the Trustee, subject to any exceptions identified in an exception report delivered with the Initial Certification. Promptly following the first anniversary of the Delivery Date, the Trustee shall deliver a final report as to any remaining document deficiencies (the "Final Certification"), whereupon, within 90 days, the Depositor shall either:
(i) cause such document deficiency to be cured; (ii) cause to be delivered to the Trustee an Opinion of Counsel to the effect that such document deficiency is not material; or (iii) repurchase (or cause the Mortgage Loan Seller to repurchase) the related Mortgage Loan pursuant to Section 2.04. Notwithstanding that any Certification is made by a Custodian, the Trustee shall in all cases be primarily liable for all statements made therein. In performing the reviews called for herein, the Trustee and Custodian, acting on its behalf, may conclusively assume the due execution and genuineness of any such document and the genuineness of any signature thereon. It is understood that the scope of the review called for is limited solely to confirming, after receipt of the documents listed in Section 2.01, that such documents have been executed, received and recorded, if applicable, and relate to the Mortgage Loans identified in the Mortgage Loan Schedule.

                  (c) If, in the process of reviewing the Mortgage Loan Files, the Trustee or the Custodian finds any document or documents constituting a part of a Mortgage Loan File not to have been properly executed, or to be missing or to be defective on its face in any material respect, the Trustee shall promptly so notify, or shall cause the Custodian to promptly notify the Master Servicer, the Special Servicer and the Depositor. If the Depositor does not correct or cure such omission or defect within 60 days from the date of such notice the Depositor shall purchase such Mortgage Loan from the Trust Fund at its Purchase Price within 90 days from the date of such notice. The Purchase Price for any such Mortgage Loan shall be deposited or caused to be deposited by the Master Servicer into the Collection Account and, upon receipt by the Trustee of written notification of such deposit, signed by a Servicing Officer, the Trustee or the Custodian, as the case may be, shall release to the Depositor the related Mortgage Loan File and such Mortgage Loan (including, with respect to a Canadian Loan, the related Foreign Currency Exchange Contract) and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Depositor or its designee, as the case may be, any Mortgage Loan (including, if applicable, the related Foreign Currency Exchange Contract) released pursuant hereto and thereafter such Mortgage Loan (including, if applicable, the related Foreign Currency Exchange Contract) shall not be part of the Trust Fund and not subject to the servicing terms hereof. It is understood and agreed that the obligation of the Depositor to so cure or purchase any Mortgage Loan as to which a material defect in or omission of a constituent document exists shall constitute the sole remedy respecting such defect or omission available to Certificateholders or the Trustee on behalf of the Certificateholders. References to any Mortgage Loan in this clause (c) shall include, in respect of a Canadian Loan, the related Foreign Currency Exchange Contract.

             Section 2.03 Representations and Warranties of the Depositor, the Master Servicer and the Special Servicer; Assignment of Rights.

                  (a) The Depositor hereby represents and warrants to and covenants with the Trustee, the Master Servicer and the Special Servicer, as of the Delivery Date, that:

                       (i) The Depositor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

                       (ii) The execution and delivery of this Agreement by
                            the Depositor, and the performance and compliance with the terms of this Agreement by the Depositor, will not violate the Depositor's charter or bylaws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets.

                       (iii) The Depositor has the full power and authority to
                            enter into and consummate all transactions contemplated by this Agreement, the execution, delivery and performance of this Agreement by the Depositor has been duly authorized, and the Depositor has duly executed and delivered this Agreement.

                       (iv) This Agreement, assuming due authorization,
                            execution and delivery by the Trustee, the Master Servicer and the Special Servicer, constitutes a valid, legal and binding obligation of the Depositor, enforceable against the Depositor in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and
                            (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

                       (v) The Depositor is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, or any of the provisions of any indenture, mortgage, contract, instrument, or other document to which such Depositor is a party or by which it is bound, or result in the creation or imposition of any lien, charge, or encumbrance upon any of its property pursuant to the terms of any such indenture, mortgage, contract, instrument, or other document which violation, in the Depositor's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Depositor to perform its obligations under this Agreement or the financial condition of the Depositor.

                       (vi) The transfer of the Mortgage Loans to the Trustee
                            as contemplated herein requires no regulatory approval, other than any such approvals as have been obtained, and is not subject to any bulk transfer or similar law in effect in any applicable jurisdiction.

                       (vii) No litigation is pending or, to the best of the
                            Depositor's knowledge, threatened against the Depositor which, if determined adversely to the Depositor, would prohibit the Depositor from entering into this Agreement or, in the Depositor's good faith reasonable judgment, is likely to materially and adversely affect either the ability of the Depositor to perform its obligations under this Agreement or the financial condition of the Depositor.

                       (viii) At the time of the assignment of the Mortgage
                            Loans to the Trust Fund hereunder, the Depositor had good title to and was the sole owner of, each Mortgage Loan, free and clear of any pledge, lien, encumbrance or security interest (other than the rights to servicing and related compensation) and such assignment validly transfers ownership of the Mortgage Loans to the Trust Fund free and clear of any pledge, lien, encumbrance or security interest.

                  (b) Each of the Master Servicer and the Special Servicer hereby represents and warrants or covenants to the Trustee and the Depositor, as of the Delivery Date, that:

                       (i) Due Organization and Authority.

                            (A) such Servicer has or shall obtain all licenses
                       necessary to carry on its business as now being conducted and is or will become licensed, qualified and in good standing in each state where a Mortgaged Property is located, if the laws of such state require licensing or qualification in order to conduct business of the type conducted by such Servicer and if such failure to be licensed or qualified could have a material and adverse effect on the ability of the Servicer to perform its obligations under this Agreement or enforce the Mortgage Loan Documents; no license, consent, approval, authorization or order of, or registration or filing with, or notice to any court or governmental agency or body is required for the execution, delivery and performance by such Servicer of or compliance by such Servicer with this Agreement or the consummation of the transactions of such Servicer contemplated by this Agreement, or if such license, consent, approval, authorization or order of or registration or filing with or notice to any court or governmental agency or body is required, such Servicer has obtained the same or will obtain the same prior to the time necessary for such Servicer to perform its obligations under this Agreement relative thereto; and in any event such Servicer is in compliance with the laws of any such state to the extent necessary to ensure the enforceability of the servicing of such Mortgage Loan in accordance with the terms of this Agreement and the failure to have any such license not yet obtained does not and will not materially adversely affect the rights of the Certificateholders hereunder or under the Mortgage Loan Documents;

                            (B) such Servicer has the full power, authority
                       and legal right to execute and deliver this Agreement and to perform its obligations in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments to be delivered pursuant to this Agreement) by such Servicer and the consummation of the transactions contemplated hereby by such Servicer have been duly and validly authorized;

                            (C) this Agreement and all agreements contemplated
                       hereby to which such Servicer is or will be a party evidence the valid, legal, binding and enforceable obligations of such Servicer, regardless of whether such enforcement is sought in a proceeding in equity or at law subject, as to enforceability, to applicable bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws relating to or affecting the rights and remedies of creditors and to the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law; and all requisite corporate action has been taken by such Servicer to make this Agreement and all agreements contemplated hereby to which such Servicer is or will be a party valid and binding upon such Servicer in accordance with their terms and conditions; and

                            (D) such Servicer is duly authorized, validly
                       existing and in good standing as a corporation under the laws of Delaware;

                       (ii) Ordinary Course of Business. The consummation of
                            the transactions contemplated by this Agreement are in the ordinary course of business of such Servicer;

                       (iii) Conflicts. Neither the execution and delivery of
                            this Agreement by such Servicer, the acquisition of the servicing responsibilities by such Servicer, nor the transactions of such Servicer contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement by such Servicer, will (a) conflict with or result in a breach of any of the terms, conditions or provisions of such Servicer's charter or by-laws or any legal restriction or, in any material respect, any agreement or instrument to which such Servicer is now a party or by which it is bound, or (b) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) or result in an acceleration under any of the foregoing, or (c) result in the violation of, and such Servicer is not in violation of, any law, rule, regulation, order, judgment or decree to which such Servicer or its property is subject, or (d) result in the creation or imposition of any lien, charge or encumbrance upon any of its properties pursuant to the terms of any mortgage, contract, deed of trust or other instrument, or (e) impair the ability of the Trustee to realize on the Mortgage Loans, which, in the case of any of (a), (b), (c) or (d), would have a material adverse effect upon the financial condition of such Servicer or its properties taken as a whole or upon the ability of the Servicer to perform under the terms and conditions of this Agreement;

                       (iv) Ability to Service. To the best of such Servicer's
                            knowledge no event has occurred (including but not limited to, any change in insurance coverage) which would make such Servicer unable to comply with Accepted Servicing Practices or Accepted Special Servicing Practices, as applicable. Such Servicer has the facilities, procedures, and experienced personnel necessary for the prudent servicing of multifamily and commercial mortgage loans of the same type as the Mortgage Loans;

                       (v) Servicing Fee. Such Servicer agrees that the Servicing Fee payable to it with respect to each Mortgage Loan is reasonable compensation for its services hereunder;

                       (vi) Ability to Perform. Such Servicer believes (and
                            there are no facts or circumstances known to the Servicer contrary to such belief) that it can perform each and every covenant made by it in this Agreement;

                       (vii) Subservicing Agreements. Such Servicer covenants
                            that the terms of any subservicing agreement entered into by such Servicer pursuant to Section
                            3.13 shall be in all material respects consistent with the terms of this Agreement;

                       (viii) No Litigation. There is no action, suit or
                            proceeding pending or to the best of such Servicer's knowledge, threatened against such Servicer which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of such Servicer taken as a whole, or in any material liability on the part of such Servicer, or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be taken in connection with the obligations of such Servicer contemplated herein, or which would be likely to impair materially the ability of such Servicer to perform under the terms and conditions of this Agreement; and

                       (ix) Year 2000 Compliance. Such Servicer covenants that
                            any custom-made software or hardware designed or purchased or licensed by such Servicer and used by such Servicer in the course of the operation or management of, or the compiling, reporting or generation of data required by this Agreement, will not contain any material deficiency (x) in the ability of such software or hardware to identify correctly or perform calculations or other processing with respect to dates after December 31, 1999 or (y) that would cause such software or hardware to be fit no longer for the purpose for which it was intended by reason of the changing of the date of 1999 to 2000. The foregoing matters extend and relate only to the internal functioning of the software and hardware maintained by such Servicer, and such Servicer shall not be responsible for the accuracy or integrity of any data or calculations provided to such Servicer by any third party.

                  (c) The Depositor, as assignee of the Mortgage Loan Seller under the Loan Sale Agreement, hereby assigns to the Trustee for the benefit of the Certificateholders all of its rights, title and interest (but none of its obligations) in respect of the Loan Sale Agreement, including the Depositor's right to require the Mortgage Loan Seller to cure any material breach of a representation or warranty by the Mortgage Loan Seller with respect to each Mortgage Loan or repurchase such Mortgage Loan.

                  (d) It is understood and agreed that the representations and warranties set forth in this Section 2.03 shall (i) survive the execution and delivery of this Agreement and (ii) not be diminished by any limitation in any assignment, endorsement or allonge relating to any Mortgage Loan Document, and shall inure to the benefit of the Persons for whose benefit they were made for so long as the Trust Fund remains in existence. Upon discovery by the Depositor, the Master Servicer, the Special Servicer or the Trustee of any breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other parties and each Rating Agency.

             Section 2.04 Repurchase of Mortgage Loans for Breaches of Representation and Warranty.

                  (a) Within 90 days of the earlier of, the discovery by the Depositor of, or receipt by the Depositor of written notice from the Master Servicer, the Special Servicer, the Trustee or any Certificateholder, specifying in reasonable detail the existence of a breach of any representation or warranty of the Depositor set forth in Section 2.03(a), or of the Mortgage Loan Seller under the Loan Sale Agreement, assigned to the Trustee pursuant to Section 2.03(c) for the benefit of the Certificateholders, which materially and adversely affects the value of any Mortgage Loan or the interest of any Certificateholder therein, the Depositor shall at its option
(i) (A) in all material respects cure such breach or (B) purchase the affected Mortgage Loan from the Trust Fund at the Purchase Price or (ii) cause the Mortgage Loan Seller at its option (A) in all material respects to cure such breach or (B) to purchase the affected Mortgage Loan from the Trust Fund at the Purchase Price.

                  (b) The purchase of any Mortgage Loan by the Depositor or the Mortgage Loan Seller pursuant to Section 2.04(a), shall be effected by delivering the Purchase Price therefor to the Master Servicer for deposit in the Collection Account. The Trustee, upon receipt of an Officers' Certificate from the Master Servicer to the effect that such deposit has been made, shall release or cause to be released to the Depositor, the Mortgage Loan Seller or its designee, as applicable, the related Mortgage Loan File and shall execute and deliver such instruments of transfer or assignment (in recordable form if recording is appropriate), in each case without recourse, as shall be necessary to vest in the Depositor, the Mortgage Loan Seller or its designee, as applicable, any Mortgage Loan (including, with respect to a Canadian Loan, the related Foreign Currency Exchange Contract) released pursuant hereto. In connection with such repurchase, the Master Servicer, and the Special Servicer, as applicable, shall release to the Depositor or the Mortgage Loan Seller all documents and records maintained by such Servicer and requested by the Depositor or the Mortgage Loan Seller; provided, that such Servicer may retain copies of such documents and records at its own expense. The Depositor shall be responsible for the payment of all reasonable expenses of the Trustee and the Servicers incurred in connection with such repurchase.

                  (c) It is understood and agreed that the provisions set forth in Section 2.04(a) of this Agreement shall constitute the sole remedies available to the Certificateholders, or the Trustee on behalf of the Certificateholders, respecting any breach of the representations and warranties contained in Section 2.03(a) of this Agreement or in the Loan Sale Agreement.

             Section 2.05 Execution of Certificates.

                  The Trustee acknowledges the assignment to it of the Mortgage Loans and the Loan Sale Agreement to the extent set forth herein and, concurrently with such assignment, has, at the direction of the Depositor, executed and caused the Certificate Registrar to authenticate and deliver to or upon the order of the Depositor, in exchange for the Mortgage Loans, Certificates in authorized denominations evidencing beneficial ownership of the entire Trust Fund.

                                 ARTICLE III

                     GENERAL SERVICING AND ADMINISTRATION

             Section 3.01 Access to Certain Documentation Regarding the Mortgage Loans and This Agreement.

                  Upon reasonable advance written notice, each Servicer shall give the Trustee, the other Servicer, the Rating Agencies, the Depositor and such Person's agents or representatives, during normal business hours at such Servicer's offices, reasonable access to all reports, information and documentation relating to any Mortgage Loan, REO Property, this Agreement, and the rights and obligations of the Certificateholders and any of the Servicers hereunder (including the right to make copies or extracts therefrom) and access to officers of such Servicer responsible for such obligations; provided, however, that each Servicer shall have no obligation to disclose or provide access to any computer programs or procedures manuals which are proprietary to such Servicer or access to which is limited by licensing agreements. In addition, with respect to this or any other provision of this Agreement which requires a Servicer to transmit documents, information or reports to any Person, the Servicer shall be entitled to include in its transmittal letter or other data transmission format a statement that the enclosed information should not be disseminated or otherwise used in any manner contrary to any federal or state laws.

             Section 3.02 Annual Statement As to Compliance.

                  Each Servicer shall deliver to the Depositor and the Trustee, on or before March 31 of each year, beginning March 31, 2000, a statement, signed by a Servicing Officer thereof, stating that (a) a review of the activities of such Servicer during the preceding calendar year (or during the period from the date of commencement of its duties hereunder until the end of such preceding calendar year in the case of the first such certificate) and of its performance under this Agreement has been made under such Servicing Officer's supervision; and (b) to the best of such Servicing Officer's knowledge, based on such review, such Servicer has fulfilled all of its material obligations under this Agreement throughout such period, or if there has been a default in the fulfillment of any such obligation, specifying each such default known to such Servicing Officer and the nature and status thereof.

             Section 3.03 Annual Independent Public Accountants' Servicing
Report.

                  On or before March 31 of each year, beginning March 31, 2000, each Servicer, at its expense, shall cause a firm of independent public accountants that is a member of the American Institute of Certified Public Accountants to furnish a statement to the Depositor and the Trustee to the effect that such firm has examined such documents and records as it has deemed necessary and appropriate relating to the servicing of the Mortgage Loans under this Agreement or substantially similar agreements for the preceding calendar year (or during the period from the date of commencement of such servicer's duties hereunder until the end of such preceding calendar year in the case of the first such certificate) and that the assertion of the management of such Servicer that it maintained an effective internal control system over servicing of mortgage loans is fairly stated in all material respects, based upon the Uniform Single Attestation Program for Mortgage Bankers, and meets the standards applicable to accountants' reports intended for general distribution.

             Section 3.04 Merger or Consolidation of Any Servicer.

                  (a) Each Servicer shall keep in full force and effect its existence, rights and franchises as a limited partnership, an association or corporation under the laws of the state of its organization except as permitted in this Section 3.04 and shall obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement or any of the Mortgage Loans and to perform its duties under this Agreement.

                  (b) Any Person into which a Servicer may be merged, converted, or consolidated, or any Person resulting from any merger, conversion or consolidation to which a Servicer shall be a party, or any Person succeeding to the business of a Servicer, shall be the successor of such Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person shall be an entity whose business includes the servicing of mortgage loans, shall service multifamily and/or commercial mortgage loans, as applicable, in accordance with Accepted Servicing Practices or Accepted Special Servicing Practices, as applicable, and shall satisfy the requirements of Section 3.10(d) hereof with respect to the qualifications of a successor to a Servicer.

             Section 3.05 Limitation on Liability of the Servicers and Others.

                  Neither the Servicers nor any of the directors, officers, employees or agents thereof nor any general partner thereof shall be under any liability for any action taken or for refraining from taking any action in accordance with Accepted Servicing Practices or Accepted Special Servicing Practices, as applicable, in good faith pursuant to this Agreement or for errors in judgment (not constituting negligence or willful misconduct); provided, however, that this provision shall not protect any Servicer or agents of such Servicer against any liability resulting from any breach of any representation or warranty made herein, or from any liability specifically imposed on such Servicer herein; and provided, further, that this provision shall not protect any Servicer or agents of such Servicer against any liability that would otherwise be imposed by reason of the willful misfeasance, bad faith or negligence in the performance of duties or by reason of negligent disregard of the obligations or duties hereunder. Each Servicer and any director, officer, employee or agent thereof may rely in good faith on any document of any kind prima facie properly executed and submitted by any other Servicer, the Depositor, the Trustee or the Custodian respecting any matters arising hereunder. No Servicer shall be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its duties to service the Mortgage Loans in accordance with this Agreement; provided, however, that any Servicer may undertake any such action that it may deem necessary or desirable in respect to this Agreement and any Mortgage Loan and the rights and duties of the parties hereto or the interest of the Certificateholders. In such event, the reasonable legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and such Servicer shall be entitled to be reimbursed therefor from the Trust Fund upon written demand.

             Section 3.06 Resignation of Servicers.

                  Except as set forth in this Section 3.06, neither the Master Servicer nor the Special Servicer shall resign as such or delegate its rights or duties hereunder or any portion thereof except upon the determination that its duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by such Servicer. Any determination pursuant to the immediately preceding sentence permitting the resignation of a Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. Not withstanding the foregoing, the Master Servicer may resign subject to the requirements set forth below in this Section 3.06; provided that no such resignation shall become effective until a successor shall have assumed such Servicer's responsibilities and obligations hereunder in the manner provided in Section 3.10 hereof. Any such successor Servicer must be an established mortgage loan servicing institution which meets the eligibility requirements for a successor Servicer pursuant to Section 3.10. All costs associated with such resignation shall be borne by the resigning Servicer and shall not be an expense of the Trustee.

             Section 3.07 Maintenance of Errors and Omissions and Fidelity Coverage.

                  (a) Each Servicer shall obtain and maintain at its own expense, and keep in full force and effect throughout the term of this Agreement, a blanket fidelity bond and an errors and omissions insurance policy issued by a Qualified Insurer covering such Servicer's officers and employees in connection with its activities under this Agreement. The Trustee shall be designated as a loss payee under such policy. The amount of coverage shall be determined in accordance with Accepted Servicing Practices and Accepted Special Servicing Practices and be at least equal to the sum of the following based upon the total portfolio that such Servicer services for itself and all others:

                       (i)  $300,000, plus;

                       (ii) 0.150% of the excess of the unpaid principal
                            balance of all the mortgage loans serviced by such Servicer over $100,000,000 but less than or equal to $500,000,000, plus;

                       (iii) 0.125% of the excess of the unpaid principal
                            balance of all the mortgage loans serviced by such Servicer over $500,000,000 but less than or equal to $1,000,000,000 plus;

                       (iv) 0.100% of the excess of the unpaid principal
                            balance of all the mortgage loans serviced by such Servicer over $1,000,000,000.

The deductible on the fidelity bond or errors and omissions policy shall not exceed the greater of $100,000 and five (5) percent of the face amount of such bond or policy. In the event that any such bond or policy ceases to be in effect, such Servicer shall immediately obtain a comparable replacement bond or policy. Notwithstanding the foregoing, so long as the long term unsecured debt obligations of such Servicer or its corporate parent have the Required Rating for long term investments on Eligible Accounts, such Servicer shall be entitled to provide self-insurance or obtain from its parent adequate insurance, as applicable, with respect to its obligation to maintain a blanket fidelity bond or an errors and omissions insurance policy.

                  (b) From time to time, upon the request of the Trustee, each Servicer shall furnish the Trustee copies of all binders or certificates evidencing that the bond and policy described in clause (a) above are in full force and effect. Each Servicer shall promptly report in writing to the Trustee and each other Servicer any change in such coverage resulting in a failure to satisfy the requirements of clause (a) above and all cases of embezzlement or fraud or irregularities of operation if such events involve such Servicer and funds relating to the Mortgage Loans. The total losses, regardless of whether claims are filed with the applicable insurer or surety, shall be disclosed in such reports together with the amount of such losses covered by insurance. If a bond or insurance claim report is filed with any of such Servicer's bonding companies or insurers, a copy of such report (which report may omit any references to individuals suspected of embezzlement, fraud or irregularities of operation) shall be promptly furnished to the Trustee and each other Servicer.

             Section 3.08 Indemnity.

                  (a) Each Servicer shall indemnify the Depositor, the Trustee, the other Servicer and the Trust Fund against any and all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel and expenses of litigation, arising from claims or actions that were caused by or resulted from a breach of any of such Servicer's representations and warranties contained in this Agreement, the failure of such Servicer to perform its duties and to service the Mortgage Loans in accordance with the terms of this Agreement or actions taken by such Servicer pursuant to a power of attorney granted in accordance with Section 4.01(b) or arising out of the Servicer's willful misfeasance, bad faith or negligence.

                  (b) Each Servicer and its respective officers, directors, employees, general partner and agents shall be entitled to indemnification from the Trust Fund for any and all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel and expenses of litigation, incurred in connection with any legal action relating to any Mortgage Loan or this Agreement, other than any cost, expense, loss, damage, claim or liability incurred by reason of willful misfeasance, bad faith or negligence of such Servicer in the performance of its duties hereunder or by reason of negligent disregard of obligations or duties of such Servicer hereunder.

                  (c) As soon as reasonably practicable after receipt by the Depositor, any Servicer or the Trustee of a notice of any complaint or the commencement of any action or proceeding with respect to which indemnification is being sought under clause (a) or (b) above (each, an "Indemnified Party"), such Indemnified Party shall notify each Servicer from which indemnification is sought pursuant to clause (a) above and the Trustee, if indemnification is sought from the Trust Fund (each, an "Indemnifying Party") in writing of such complaint or of the commencement of such action or proceeding, but failure so to notify the Indemnifying Party shall not relieve the Indemnifying Party from any liability which the Indemnifying Party may have hereunder or otherwise, except to the extent that such failure materially prejudices the rights of the Indemnifying Party. If the Indemnifying Party so elects or is requested by such Indemnified Party, the Indemnifying Party shall assume the defense of such action or proceeding, including the employment of counsel reasonably satisfactory to each Indemnified Party and the payment of reasonable fees and disbursements of such counsel. In the event, however, such Indemnified Party reasonably determines in its judgment that having common counsel would present such counsel with a conflict of interest or that having common counsel would in any other way disadvantage such Indemnified Party or if the Indemnifying Party fails to assume the defense of the action or proceeding in a timely manner, then such Indemnified Party may employ separate counsel to represent or defend it in any such action or proceeding and the Indemnifying Party shall pay reasonable fees and disbursements of such counsel; provided, however, that the Indemnifying Party shall not be required to pay the fees and disbursements of more than one separate counsel for all Indemnified Parties in any jurisdiction in any single action or proceeding. In any action or proceeding the defense of which the Indemnifying Party assumes and in which an Indemnified Party is not entitled to separate counsel pursuant to the immediately preceding sentence, such Indemnified Party shall have the right to participate in such litigation and to retain its own counsel at such Indemnified Party's expense. The Indemnifying Party shall not, without the prior consent of each Indemnified Party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not the Indemnified Party is an actual or potential party to such claim, action, suit or proceeding) unless such settlement, compromise or consent includes an unconditional release of each Indemnified Party from all liability arising out of such claim, action, suit or proceeding.

             Section 3.09 Information Systems.

                  Each Servicer shall maintain a data storage and retrieval system capable of maintaining, updating and providing reports with respect to all relevant information with respect to each Mortgage Loan that may be required to satisfy the terms of this Agreement, including but not limited to all information on the Mortgage Loan Schedule. Each Servicer shall update the data on such system to reflect any information available thereto from time to time.

             Section 3.10 Successor to a Servicer.

                  (a) Within thirty (30) days or another period agreed to by the Trustee in writing after the termination of any Servicer's responsibilities and duties pursuant to Section 3.06 or Section 10.01 hereof, the Trustee shall either (i) succeed (as of the date of such succession) to and assume all of such Servicer's responsibilities, rights, duties and obligations under this Agreement, or (ii) appoint a successor that shall succeed (as of the date of such succession) to all rights and assume all of the responsibilities and duties of such Servicer under this Agreement. In connection with such appointment and assumption, the Trustee shall be entitled to all the same compensation as to which such Servicer may be entitled hereunder, and may make such arrangements for the compensation of such successor therefrom as it and such successor shall agree; provided, however, that the fees of the successor Servicer with respect to the Mortgage Loans shall not be higher than the fees of the predecessor Servicer. In the event that any Servicer's duties and responsibilities under this Agreement are terminated pursuant to the aforementioned Sections, such Servicer shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof (if such dates are not the same) with the same degree of diligence and prudence that it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor, any other Servicer or the Trustee. The termination of a Servicer's responsibilities and duties under this Agreement pursuant to the aforementioned Sections shall not become effective until a successor shall be appointed pursuant to this Section 3.10 (or until the Trustee succeeds to and assumes all of such Servicer's responsibilities under this Agreement) and shall in no event relieve such Servicer of the covenants, representations and warranties made herein and the remedies available to the Trustee under this Agreement. The provisions of Sections 3.05 and 3.08 hereof shall be applicable to each Servicer, to the extent of claims against the Servicer arising out of the Servicer's actions or failure to act prior to termination, notwithstanding any termination of such Servicer's responsibilities and duties under this Agreement or the termination of this Agreement. A successor Servicer shall not, by reason of its appointment or assumption of the duties and responsibilities of another Servicer, assume any of the liabilities of such Servicer.

                  (b) Any successor appointed as provided herein shall execute, acknowledge and deliver to each Servicer and to the Trustee, an instrument accepting such appointment, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities and obligations of the Servicer it is succeeding, with like effect as if originally named as a party to this Agreement. Any resignation or termination of a Servicer pursuant to Section 3.06, Section 6.16, Section 10.01 or Section
12.01 hereof shall not affect any rights or claims that the Trustee or any Servicer may have against the Trust Fund, Trustee or another Servicer, in any case arising prior to any such termination or resignation.

                  (c) Upon its termination or resignation, the terminated or resigning Servicer shall immediately deliver to the successor the funds in any account maintained by such Servicer pursuant to this Agreement (net of all unpaid Servicing Fees payable to it, unreimbursed Advances advanced by it and interest on such Advances at the Advance Rate), any Mortgage Loan Documents in such Servicer's possession and related documents and statements held by it hereunder and such Servicer shall account for all funds. Such Servicer shall execute and deliver such instruments and do all such other things as may reasonably be required to more fully and definitely vest and confirm in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of such Servicer. The successor shall promptly make arrangements to reimburse such Servicer for amounts such Servicer actually expended, unreimbursed Advances and amounts owed to such Servicer in respect of unpaid Servicing Fees pursuant to this Agreement that would otherwise have been recovered by such Servicer pursuant to this Agreement but for the appointment of the successor servicer, net of any amounts owed by such Servicer hereunder.

                  (d) Notwithstanding anything contained herein, a successor Servicer shall be an established housing and home finance institution or mortgage servicing institution (x) which has a net worth of not less than $15,000,000 and (y) as to which each Rating Agency has given written confirmation stating that if the designated replacement (including the Trustee) were to serve as successor Servicer, none of the then-current rating or ratings of all outstanding classes of the Certificates would be qualified (if applicable), downgraded or withdrawn as a result thereof.

             Section 3.11 REMIC Administration and Other Tax Matters.

                  (a) The Trustee shall make an election to treat each of REMIC I, REMIC II and REMIC III as a REMIC under the Code and if necessary, under State Tax Laws. Each such election will be made on Form 1066 or other appropriate federal tax or information return (including Form 8811) or any appropriate state return for the taxable year ending on the last day of the calendar year in which the Certificates are issued. For the purposes of the REMIC I election in respect of the Trust Fund, the REMIC I Uncertificated Interests shall be designated as the "regular interests" and the Class R-I Certificates shall be designated as the sole class of "residual interest" in REMIC I. For the purposes of the REMIC II election in respect of the Trust Fund, the REMIC II Uncertificated Interests shall be designated as the "regular interests" and the Class R-II Certificates shall be designated as the sole class of "residual interest" in REMIC II. For the purposes of the REMIC III election in respect of the Trust Fund, the Class A1, Class A2, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J, Class K and Class NR Certificates and the Class X Components shall be designated as the "regular interests" and the Class R-III Certificates shall be designated as the sole class of "residual interest" in REMIC III. To the extent the affairs of the Trust Fund are within their control, the Master Servicer and the Trustee shall not permit the creation of any "interests" (within the meaning of Section 860G of the Code) in REMIC I, REMIC II or REMIC III other than the REMIC I Uncertificated Interests, the REMIC II Uncertificated Interests and the Certificates.

                  (b) The Delivery Date is hereby designated as the "Startup Day" of the REMIC within the meaning of Section 860G(a)(9) of the Code.

                  (c) The Holder of the Class R-I Certificate is hereby designated, and by the acceptance of the Class R-I Certificate agrees to act, as Tax Matters Person for REMIC I. The Holder of the Class R-II Certificate is hereby designated, and by the acceptance of the Class R-II Certificate agrees to act, as Tax Matters Person for REMIC II. The Holder of the R-III Certificate is hereby designated, and by acceptance of the Class R-III Certificate, agrees to act, as Tax Matters Person for REMIC III.

                  (d) The Tax Matters Person hereby irrevocably authorizes the Trustee to be its attorney-in-fact for purposes of signing all Tax Returns. This grant of power of attorney is coupled with an interest and is therefore properly irrevocable.

                  (e) The Trustee shall prepare or cause to be prepared all of the Tax Returns that it reasonably determines are required with respect to either REMIC I, REMIC II or REMIC III created hereunder and shall sign and file such Tax Returns in a timely manner. The ordinary expenses of preparing such returns shall be borne by the Trustee without any right of reimbursement therefor.

                  (f) The Trustee shall provide (i) to any Transferor of a Class R-I, Class R-II or Class R-III Certificate such information as is necessary for the application of any tax relating to the transfer of a Class R-I, Class R-II and Class R-III Certificate to any Person who is not a Permitted Transferee, (ii) to the Certificateholders such information or reports as are required by the Code, the REMIC Provisions or State Tax Laws including reports relating to interest, original issue discount and market discount or premium (using the Prepayment Assumption) and (iii) to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of each of REMIC I, REMIC II and REMIC III.

                  (g) The Trustee shall take such actions and shall cause each of REMIC I, REMIC II and REMIC III created hereunder to take such actions as are reasonably within the Trustee's control and the scope of its duties more specifically set forth herein as shall be necessary to maintain the status thereof as REMICs under the REMIC Provisions (and the Master Servicer shall assist the Trustee, to the extent reasonably requested by the Trustee to do
so). None of the Master Servicer, the Special Servicer or the Trustee shall knowingly or intentionally take any action, cause either of REMIC I, REMIC II or REMIC III to take any action or fail to take (or fail to cause to be taken) any action reasonably within its control and the scope of duties more specifically set forth herein, that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of either REMIC I, REMIC II or REMIC III as a REMIC or (ii) subject to Section 6.04, result in the imposition of a tax under the REMIC Provisions upon either REMIC I, REMIC II or REMIC III (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code) (either such event, an "Adverse REMIC Event") unless such party receives an Opinion of Counsel (at the expense of the party seeking to take such action or, if such party fails to pay such expense, and such party determines that taking such action is in the best interest of the Trust Fund and the Certificateholders, at the expense of the Trust Fund, but in no event at the expense of such party) to the effect that the contemplated action will not, with respect to either REMIC I, REMIC II or REMIC III created hereunder, endanger such status or, unless such party determines in its sole discretion to indemnify the Trust Fund against such tax, result in the imposition of such a tax.

                  (h) In the event that any tax is imposed on "prohibited transactions" of REMIC I, REMIC II or REMIC III created hereunder as defined in Section 860F(a)(2) of the Code, on "net income from foreclosure property" of REMIC I, REMIC II or REMIC III as defined in Section 860G(c) of the Code, or any other tax is imposed by the Code or any applicable provisions of state or local tax laws, such tax shall be charged (i) to a Servicer, if such tax arises out of or results from a breach by such Servicer of any of its obligations under this Agreement, (ii) to the Trustee, if such tax arises out of or results from a breach by the Trustee of any of its obligations under this Agreement and (iii) otherwise, against amounts on deposit in the Certificate Account and on the Distribution Date(s) following such reimbursement the aggregate of such taxes shall be allocated in reduction of the Interest Distribution Amount on each Class entitled thereto in the same manner as if such taxes constituted a Prepayment Interest Shortfall.

                  (i) The Trustee and the Master Servicer shall, for federal income tax purposes, maintain books and records with respect to REMIC I, REMIC II and REMIC III on a calendar year and on an accrual basis or as otherwise may be required by the REMIC Provisions.

                  (j) Following the Startup Day, neither the Master Servicer nor the Trustee shall accept any contributions of assets to REMIC I, REMIC II and REMIC III unless the Master Servicer and the Trustee shall have received an Opinion of Counsel (at the expense of the party seeking to make such contribution) to the effect that the inclusion of such assets in REMIC I, REMIC II and REMIC III will not cause REMIC I, REMIC II and REMIC III to fail to qualify as REMICs at any time that any Certificates are outstanding or subject REMIC I, REMIC II and REMIC III to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

                  (k) Neither the Master Servicer, the Special Servicer nor the Trustee shall enter into any arrangement by which REMIC I, REMIC II and REMIC III will receive a fee or other compensation for services nor, to the extent reasonably within their control, permit either such REMIC to receive an income from assets other than "qualified mortgages" as defined in Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

                  (l) Solely for the purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the "latest possible maturity date" by which the Class Balance of each Class of Certificates representing a regular interest in REMIC III and the Uncertificated Class would be reduced to zero is the Distribution Date in October 2035, which is the first Distribution Date following the third anniversary of the date on which the Stated Principal Balance of all the Mortgage Loans would be zero, assuming no prepayments and that the Balloon Mortgage Loans fully amortize according to their amortization schedule and no Balloon Payment is made.

                  (m) Within 30 days after the Delivery Date, the Trustee shall prepare and file with the Internal Revenue Service Form 8811, "Information Return for Real Estate Mortgage Investment Conduits (REMIC) and Issuers of Collateralized Debt Obligations" for REMIC I, REMIC II and REMIC III.

                  (n) None of the Trustee, the Master Servicer or the Special Servicer shall sell or dispose of any of the Mortgage Loans (except in connection with (i) the default, imminent default or foreclosure of a Mortgage Loan, including but not limited to, the acquisition or sale of a Mortgage Property acquired by deed in lieu of foreclosure, (ii) the bankruptcy of REMIC I, REMIC II and REMIC III, (iii) the termination of REMIC I, REMIC II and REMIC III pursuant to Article XI of this Agreement or (iv) a purchase of Mortgage Loans pursuant to Article II of this agreement) nor acquire any assets for REMIC I, REMIC II and REMIC III, nor sell or dispose of any investments in the Collection Account for gain, nor accept any contributions to REMIC I, REMIC II and REMIC III after the Delivery Date, unless it has received an Opinion of Counsel that such sale or disposition will not affect adversely the status of REMIC I, REMIC II and REMIC III as REMICs.

                  (o) The Depositor shall provide or cause to be provided to the Trustee, within ten (10) days after the Delivery Date, and thereafter on an ongoing basis, all information or data requested by the Trustee that the Trustee reasonably determines to be relevant for tax purposes as to the valuations and issue prices of the Certificates, including without limitation, the price, yield, original issue discount, market discount or premium, Prepayment Assumption and projected cash flow (based upon the Prepayment Assumption) of the Certificates. In addition, the Master Servicer, the Special Servicer and the Depositor shall provide on a timely basis to the Trustee or its designee such information with respect to the Trust Fund as is in its possession and reasonably requested by the Trustee to enable it to perform its obligations under this Article. The Trustee shall be entitled to rely conclusively upon all such information so provided to it without recalculation or other investigation.

                  (p) The Trustee shall be entitled to the reimbursement of its reasonable expenses incurred in the performance of its duties under this
Section 3.11 as may be agreed upon by the Trustee and the Depositor, provided that the Trustee shall pay out of its own funds, without any right of reimbursement, any and all ordinary expenses of the Trust Fund incurred in the performance of its duties under this Article but shall be reimbursed, except as otherwise expressly provided for herein by the Trust Fund for any of its extraordinary expenses, including any taxes or tax-related payments, any expenses involved in any tax examination, audit or proceeding, and the expense of any tax-related Opinion of Counsel or other professional advice requested by the Trustee for the benefit or protection of the Certificateholders.

                  (q) At the direction of the Depositor, the Trustee hereby identifies the hedging transactions set forth in Exhibit H as qualified hedging transactions in accordance with the identification requirements of Treas. Reg. ss. 1.988-5(a)(8) and agrees to treat such hedging transactions and the Canadian Loans they hedge as being synthetic U.S. dollar debt instruments with respect to the REMIC for United States federal income tax purposes as provided in Treas. Reg. ss. 1.988-5.

             Section 3.12 Notices to Mortgagors.

                  The Master Servicer shall, within five (5) Business Days of the Delivery Date for any Mortgage Loan, send by first class mail or by hand delivery written notice to the related Mortgagor that the Master Servicer has been engaged to service such Mortgage Loan, which notice shall direct such Mortgagor to make further payments and to send all future notices with respect to such Mortgage Loan directly to the Master Servicer. Notwithstanding the foregoing, the Master Servicer shall not be required to send such notice with respect to any given Mortgage Loan if the Master Servicer was the servicer of such Mortgage Loan prior to the Delivery Date or if the Mortgage Loans shall be subserviced pursuant to Section 3.13 by a subservicer which was the servicer of such Mortgage Loan prior to the Delivery Date, and there is no change in where the Mortgagor is required to send payments under the Mortgage Loan.

             Section 3.13 Subservicing.

                  The Master Servicer and the Special Servicer may enter into subservicing agreements with one or more subservicers (including subsidiaries or affiliates of the Servicer or the Depositor) for the servicing and administration of the Mortgage Loans. References in this Agreement to actions taken or to be taken by the Master Servicer or the Special Servicer in servicing the Mortgage Loans include actions taken or to be taken by a subservicer on behalf of such Master Servicer or Special Servicer.

                  Notwithstanding any subservicing agreement, any of the provisions of this Agreement relating to agreements or arrangements between either Servicer and a subservicer or reference to actions taken through such Persons or otherwise, such Servicer shall remain obligated and liable to the Trustee and Certificateholders for the servicing and administering of the Mortgage Loans in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such subservicing agreements or arrangements, or by virtue of indemnification from a subservicer, and to the same extent and under the same terms and conditions as if such Servicer alone were servicing and administering the Mortgage Loans and such Servicer shall pay the fees for any subservicer from its own funds. Each Servicer shall be entitled to enter into any agreement with a subservicer for indemnification of such Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

                  Any subservicing agreement that may be entered into and any other transactions or servicing arrangements relating to the Mortgage Loans involving a subservicer shall be deemed to be between the subservicer and the related Servicer, and none of the Trustee, the Certificateholders nor the Depositor shall be deemed parties thereto and none of such Persons shall have claims or rights (except as specified below), nor obligations, duties or liabilities with respect to the subservicer; provided, that the Trustee and the Certificateholders may rely upon the representations and warranties of the subservicer contained therein and each of the Trustee and the Depositor shall be a third party beneficiary of the covenants and other provisions setting forth obligations of the subservicer therein.

                  If the Trustee or any successor Servicer assumes the obligations of the Master Servicer or the Special Servicer, as applicable, in accordance with this Agreement, the Trustee or such successor Servicer may, at its option, (i) terminate any subservicing agreement entered into by the Master Servicer or Special Servicer without payment of a termination fee, or
(ii) succeed to all of the rights and obligations of the Master Servicer or Special Servicer under any subservicing agreement, subject to the terms of the related subservicing agreement; provided, however, that the Trustee or successor Master Servicer may not terminate any subservicing agreement entered into by the Master Servicer as of the Delivery Date with L.J. Melody & Company, Northland/Marquette Capital Group, Inc. or Legg Mason Real Estate Services, Inc. unless the related subservicer is in default under such subservicing agreement, which subservicing agreement must provide that (i) the subservicer is in default if it causes the Master Servicer to be in default under this Agreement and (ii) the related subservicer is required to perform its servicing obligations in a manner consistent with Accepted Servicing Practices. In the event the Trustee or such successor Servicer assumes the obligations of the Master Servicer or the Special Servicer hereunder, it shall be deemed to have assumed all of the interest of the Master Servicer or Special Servicer therein (but not any liabilities or obligations in respect of acts or omissions of the Master Servicer or Special Servicer prior to such deemed assumption) and to have replaced the Master Servicer or the Special Servicer, as applicable, as a party to such subservicing agreement to the same extent as if such subservicing agreement had been assigned to the Trustee or such successor Servicer, except that the Master Servicer or the Special Servicer shall not thereby be relieved of any liability or obligations under such subservicing agreement that accrued prior to the assumption of duties hereunder by the Trustee or such successor Servicer.

                  No subservicer may modify the terms of a Mortgage Loan or initiate foreclosure proceedings with respect to any Mortgaged Property without the approval of the related Servicer. In the event that the Trustee or any successor Servicer assumes the servicing obligations of the Master Servicer or the Special Servicer, as applicable, upon request of the Trustee or such successor Servicer, the Master Servicer or Special Servicer shall, at its own expense, promptly deliver to the Trustee or such successor Servicer all documents and records relating to any subservicing agreement and the Mortgage Loans then being serviced thereunder, and the Servicer will otherwise use its best efforts to effect the orderly and efficient transfer of any subservicing agreement to the Trustee or such successor Servicer.

             Section 3.14 Record Title to Mortgage Loans, Etc.

                  No Servicer shall hold record title to any Mortgage or any Mortgage Note.

             Section 3.15 Release of Documents and Instruments of
Satisfaction.

                  The Trustee (or any Custodian appointed by the Trustee) may, subject to the terms hereof, upon receipt of a Request for Release and Receipt of Documents provided by any Servicer substantially in the form set forth on Exhibit Y, release to such Servicer the related Mortgage Loan File or the documents from a Mortgage Loan File set forth in such request. Each Servicer acknowledges that during all times that any Mortgage Loan File or any contents thereof are in the physical possession of such Servicer, such Mortgage Loan File and the documents contained therein shall be held by the Servicer in trust for the benefit of the Certificateholders.

                  Subject to any state law requirement or court order, each Servicer hereby agrees to return to the Trustee each and every document previously requested from the Mortgage Loan File when such Servicer's need therefor in connection with such foreclosure or servicing no longer exists, unless the related Mortgage Loan shall be liquidated or paid in full, in which case, upon receipt of the Request for Release and Receipt of Documents from either Servicer, the Trustee may release the related Servicer's prior request form, together with all other documents still retained by the Trustee with respect to such Mortgage Loan, to such Servicer.

                  Upon receipt of the payment in full of any Mortgage Loan, or upon the receipt by the Master Servicer or Special Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, such Servicer shall promptly deliver to the Trustee a Request for Release and Receipt of Documents substantially in the form set forth on Exhibit S requesting delivery to such Servicer of the Mortgage Loan File for such Mortgage Loan and indicating that all amounts received in connection with such payment that are required to be deposited in the Collection Account pursuant to Section 4.02 hereof have been or will be so deposited.

                  The Master Servicer and the Special Servicer shall forward to the Trustee original documents evidencing an assumption, modification, consolidation or extension of any Mortgage Loan entered into by such Servicer in accordance with this Agreement within ten (10) Business Days of the execution thereof and the delivery of such instrument to such Servicer; provided, however, that such Servicer may, in lieu thereof, provide the Trustee with a certified true copy of any such document submitted for recordation within five (5) Business Days of its execution, in which event such Servicer shall provide the Trustee with the original of any document submitted for recordation or a copy of such document certified by the appropriate public recording office to be a true and complete copy of the recorded original within five (5) Business Days of receipt thereof by such Servicer.

                  Upon any payment in full of a Mortgage Loan, the Master Servicer or Special Servicer may execute an instrument of satisfaction regarding the related Mortgage and any other related Mortgage Loan Documents, which instruments of satisfaction shall be recorded by such Servicer if required by applicable law and shall be delivered to the Person entitled thereto, it being understood and agreed that all reasonable expenses incurred by such Servicer in connection with such instruments of satisfaction shall be deemed a Servicing Advance, which shall be reimbursed pursuant to the terms of this Agreement, but solely to the extent not otherwise chargeable to and paid by the related Mortgagor. Such Servicer shall notify the Trustee of an instrument of satisfaction described above as soon as practicable.

             Section 3.16 Additional Servicing Restrictions; Defeasance

                  With respect to each Mortgage Loan that provides for defeasance, to the extent permitted by the terms of such Mortgage Loan in connection with effecting a defeasance, the Master Servicer shall require the related Mortgagor to (i) deliver to the Trustee replacement collateral consisting of U.S. government securities within the meaning of Treasury Regulations Section 1.860G-2(a)(8)(i) in an amount sufficient to make all scheduled payments under the Mortgage Note when due ("Defeasance Collateral"),
(ii) deliver a written certification from an independent certified public accounting firm certifying that the Defeasance Collateral is sufficient to make such payments, (iii) designate a Single-Purpose Entity (which may be a subsidiary of the Depositor or the Master Servicer established for the purpose of assuming all defeased Mortgage Loans) to assume the Mortgage Loan and own the Defeasance Collateral and (iv) provide an opinion of counsel that the Trustee has a perfected security interest in the Defeasance Collateral. All expenses of the defeasance shall be charged to the borrower or other responsible party to the extent permitted by the terms of such Mortgage Loan. If the terms of the Mortgage Loan permit the Master Servicer to impose the foregoing requirements, a No Downgrade Confirmation from DCR is not required (provided that the Master Servicer delivers a letter to DCR stating that the foregoing requirements have been imposed). If, however, the terms of the Mortgage Loan do not permit the Master Servicer to impose such requirements or the Master Servicer does not satisfy such requirements on its own, the Master Servicer shall notify DCR.

                  To the extent not inconsistent with the Mortgage Loan Documents, no Servicer shall allow a Mortgagor to defease a Mortgage Loan unless such Servicer shall have obtained written confirmation from S&P stating that upon such defeasance none of the then-current rating or ratings of all outstanding classes of the Certificates would be qualified (if applicable), downgraded or withdrawn by S&P as a result thereof.

                  Each of the following actions, to the extent the consent of the Mortgagee under the related Mortgage Loan is required or permitted, will be subject to a No Downgrade Confirmation: (a) a transfer of a direct or indirect controlling interest (i.e. either voting control or in excess of 49% economic interest in the aggregate) in a Mortgagor, except (i) solely for estate planning purposes, and (ii) Mortgagors with respect to a Mortgage Loan below the Review Threshold; (b) any material amendment to the Mortgage Loan Documents (other than with respect to Specially Serviced Mortgage Loans), grant of a material easement or encumbrance, or change in franchise affiliation, in each case with respect to a Mortgage Loan within the Review Threshold; and (c) any change in property manager for a Mortgaged Property secured by a Mortgage Loan representing 5% or more of the then current aggregate outstanding principal balance of all Mortgage Loans in the pool.

                  In connection with any of the foregoing requests, the Special Servicer shall prepare and deliver to DCR a memorandum outlining its analysis and recommendation in accordance with Accepted Special Servicing Practices, together with copies of all relevant documentation. The Master Servicer or the Special Servicer, as applicable, shall also prepare and provide DCR with such memorandum and documentation for all consents granted by the Special Servicer for transfers, assumptions, encumbrances, additional debt, material amendments, grants of easement of encumbrance, franchise affiliation changes and property manager changes concerning Mortgage Loans below the Review Threshold, but for which the Special Servicer's decision in accordance with Accepted Special Servicing Practices will be sufficient and a No Downgrade Confirmation will not be required.

             Section 3.17 Interest Reserve Account.

                  (a) The Trustee shall establish and maintain the Interest Reserve Account, which shall be an Eligible Account, in the name of, and for the benefit of, the Trustee on behalf of the Certificateholders in trust for the benefit of the Certificateholders. The Interest Reserve Account shall be maintained as a as a segregated account, separate and apart from trust funds for mortgage pass-through certificates of other series administered by the Trustee and other accounts of the Trustee. Funds in the Interest Reserve Account shall be held uninvested.

                  (b) On each Master Remittance Date occurring in (i) January of each calendar year that is not a leap year and (ii) February of each calendar year, the Trustee shall calculate the Withheld Amount with respect to each Interest Reserve Loan. On each such Master Remittance Date, the Trustee shall withdraw from the Certificate Account and deposit in the Interest Reserve Account an amount equal to the aggregate of the Withheld Amounts calculated in accordance with the previous sentence. If the Trustee shall deposit in the Interest Reserve Account any amount not required to be deposited therein, it may at any time withdraw such amount from the Interest Reserve Account, any provision herein to the contrary notwithstanding. On or prior to the Master Remittance Date in March of each calendar year, the Trustee shall transfer to the Certificate Account the aggregate of all Withheld Amounts on deposit in the Interest Reserve Account.

                                  ARTICLE IV

                               MASTER SERVICING

             Section 4.01 The Master Servicer.

                  (a) The Master Servicer shall service and administer each Mortgage Loan (except as such obligations may be assigned to the Special Servicer pursuant to Article VI hereof) on behalf of the Trust Fund and in the best interests of and for the benefit of the Certificateholders in accordance with the terms of this Agreement, the terms of the respective Mortgage Loans and Accepted Servicing Practices.

                  (b) Subject to Accepted Servicing Practices and the terms of this Agreement and of each Mortgage Loan, the Master Servicer shall have full power and authority to do or cause to be done any and all things in connection with such servicing and administration that it may deem, in its best judgment, necessary or desirable, including, without limitation, to execute and deliver, on behalf of the Trust Fund, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge and all other comparable instruments, with respect to any Mortgage Loan which is not a Specially Serviced Mortgage Loan. Without limiting the generality of the foregoing, the Master Servicer shall, and is hereby authorized and empowered with respect to each Mortgage Loan, to prepare, execute and deliver, on behalf of the Trust Fund and at the Trust Fund's expense, any and all financing statements, continuation statements and other documents or instruments necessary to maintain the lien on the related Mortgaged Property and related collateral. The Master Servicer shall service and administer each Mortgage Loan in accordance with applicable state and federal law and shall provide to each related Mortgagor any information required to be provided to it thereby. Subject to the foregoing, the Master Servicer shall service and administer each Mortgage Loan in accordance with the related Mortgage Loan Documents, and shall enforce all provisions designated in such Mortgage Loan Documents, including but not limited to the establishment and administration of escrow accounts, reserve accounts, impound accounts and operation and maintenance plans. The Master Servicer may from time to time obtain from the Trustee any powers of attorney and other documents necessary or appropriate to enable such Master Servicer to carry out its servicing and administrative duties hereunder. Notwithstanding the foregoing, the Master Servicer shall not modify, waive or amend any term of any Mortgage Loan (or consent to any such modification, waiver or amendment) if such modification, waiver or amendment would affect the related Monthly Payment (other than the portion thereof relating to Escrow Payments), the related Maturity Date, the related Mortgage interest rate or the related amortization schedule unless the Master Servicer determines in accordance with Accepted Servicing Practices or in reliance upon an Opinion of Counsel that the contemplated action will not result in an Adverse REMIC Event. The Master Servicer shall prepare for signature by the Trustee any such powers of attorney or other documents necessary or appropriate to carry out such duties hereunder. The Trustee shall not be responsible for any action taken or omitted to be taken by any Servicer pursuant to the application of such powers of attorney unless such action was taken or omitted to be taken at the express written direction of, and in the manner specified by, the Trustee.

                  (c) The Master Servicer assumes, with respect to each Mortgage Loan (except as otherwise set forth in Article VI and this Section 4.01(c)), full responsibility for the timely payment of all customary, reasonable and necessary "out of pocket" costs and expenses (including reasonable attorneys' fees and disbursements) incurred in connection with:

                       (i) any enforcement, administrative or judicial proceedings, or any necessary legal work or advice specifically related to servicing the Mortgage Loans, including but not limited to, bankruptcies, condemnations, drug seizures, foreclosures by subordinate or superior lienholders, legal costs associated with preparing powers of attorney pursuant to Section 4.01(b) above, and other legal actions incidental to the servicing of the Mortgage Loans (provided that such expenses are reasonable);

                       (ii) all ground rents, taxes, assessments, water rates,
                            sewer rates and other charges, as applicable, that are or may become a lien upon a related Mortgaged Property, and all fire, flood and hazard insurance coverage (to the extent required in this Agreement, including renewal payments); and

                       (iii) compliance with the servicing provisions
                            applicable to such Master Servicer set forth herein.

With respect to any costs described in clauses (i) and (ii) above and to the extent the related Mortgage Loan Documents do not provide for Escrow Payments or the Master Servicer determines that any such payments have not been made by the related Mortgagor, the Master Servicer shall make a Servicing Advance to effect timely payment of all such expenses (in the case of those set forth in clause (ii) above, before they become delinquent) if the Master Servicer shall have or should have had knowledge based on Accepted Servicing Practices of such nonpayment by the Mortgagor before it becomes delinquent, and, otherwise, the Master Servicer shall effect immediate payment of all such expenses which it has knowledge or should have knowledge based on Accepted Servicing Practices have become delinquent, unless, with respect to the payment of taxes and assessments, the Master Servicer reasonably anticipates that such bill will be paid by the Mortgagor by the close of business on or before the delinquency date, but in any event the Master Servicer shall make such advance within 90 days after such date or five Business Days after the Master Servicer has received confirmation that such item has not been paid, whichever is earlier, provided that during such 90-day period the Master Servicer shall use best efforts consistent with Accepted Servicing Practices to confirm whether such bill has been paid. The Master Servicer shall make such Servicing Advances with respect to Mortgage Loans from its own funds to effect such payments only to the extent not deemed a Nonrecoverable Advance and shall be reimbursed therefor in accordance with Section 4.03(a) hereof. With respect to any costs described in clause (iii) above, the Master Servicer shall be entitled to reimbursement of such costs as Servicing Advances only to the extent expressly provided in this Agreement. If the Master Servicer determines with respect to any Mortgage Loan that a Servicing Advance, if made, would constitute a Nonrecoverable Advance or that it has made a Nonrecoverable Advance, it shall deliver to the Trustee a Nonrecoverable Advance Certificate. Notwithstanding the foregoing, with respect to legal costs incurred in connection with preparing powers of attorney pursuant to clause (i) above, the Master Servicer shall only be entitled to reimbursement for preparing a form of a power of attorney for each state and not for legal costs incurred in connection with the preparation of a power of attorney specifically for a Mortgage Loan.

                  (d) Upon the occurrence of a Servicing Transfer Event with respect to a Mortgage Loan, the Master Servicer shall effect the timely and efficient transfer of its servicing responsibilities to the Special Servicer.

                  (e) Unless the Master Servicer and the Special Servicer with respect to a Mortgage Loan are the same Person, not later than two (2) Business Days after a Mortgage Loan ceases to be a Specially Serviced Mortgage Loan, the Master Servicer shall send a letter by first class mail substantially in the form of Exhibit L hereto notifying the related Mortgagor that servicing has been transferred to the Master Servicer.

                  (f) The Master Servicer shall, have no responsibility for the performance by the Special Servicer of its duties hereunder, provided that the Master Servicer shall continue certain servicing and reporting functions with respect to Specially Serviced Mortgage Loans as set forth in this Agreement.

                  (g) The Master Servicer shall calculate, to the extent provided in and consistent with a Mortgage Loan, any related Prepayment Premium required to be calculated by reference to a U.S. Treasury Rate (or a specified number of basis points in excess thereof) by determining the present value as of the date of prepayment of the remaining Monthly Payments from such date of prepayment through the related stated maturity (including the Balloon Payment).

                  (h) With respect to any Mortgage Loan that has a ground lease, the Master Servicer, on behalf of the Trustee, shall send notice to the related ground lessor to the effect that the Trustee is the new mortgagee under such Mortgage Loan.

                  (i) Notwithstanding anything to the contrary in this Agreement, the Master Servicer shall not service any of the Canadian Loans on behalf of the Trust Fund (other than collecting periodic rent rolls, collecting Mortgagor financial statements, making and forwarding reports, inspecting property and any other similar servicing activities) from an office located in Canada, unless (A) the Master Servicer has obtained an Opinion of Counsel at the expense of the Trust Fund to the effect that such action will not (i) cause the Trust Fund to be or to be deemed to be resident for the purposes of the Canadian Income Tax Act and therefore cause the Trust Fund to be subject to tax under the Canadian Income Tax Act (other than with respect to withholding taxes, if any, under Part XIII of the Canadian Income Tax Act on payments made pursuant to the Canadian Loans); (ii) cause the Trust Fund to be subject to Canadian federal or provincial sales or value added taxes; or
(iii) cause the Trust Fund to be subject to compliance with the Canadian Bank Act or (B) Canadian law requires certain servicing activities to be conducted from offices located in Canada.

             Section 4.02 Collection Account; Collection of Certain Mortgage Loan Payments.

                  (a) Subject to Article VI, from the date hereof until the principal and interest on the Mortgage Loans are paid in full, the Master Servicer shall proceed diligently to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall follow collection procedures in accordance with Accepted Servicing Practices, to the extent such procedures shall be consistent with this Agreement and, in connection with collections under any applicable insurance policy, the terms of such insurance policy required to be maintained with respect thereto.

                  (b) On or before the Delivery Date, and as necessary thereafter, the Master Servicer shall establish, and hereby agrees to maintain for the duration of this Agreement, the Collection Account. The Collection Account shall be an Eligible Account. The Collection Account shall relate solely to collections with respect to Mortgage Loans, and funds in the Collection Account shall be held by the Master Servicer for the benefit of the Certificateholders and shall not be commingled with any other moneys. The Master Servicer shall deposit, within one Business Day following receipt, all collections with respect to the Mortgage Loans received by it into the Collection Account and the applicable subaccount of the Escrow Account pursuant to this Section 4.02(b) and pursuant to Section 4.06(a), respectively. The Master Servicer shall, within five (5) Business Days of the establishment thereof, notify the Trustee and the Special Servicer in writing of the location and account number thereof and shall give the Trustee and the Special Servicer written notice of any change of such location or account number on or prior to the date of such change. Funds in the Collection Account may be invested by, at the risk of, and for the benefit of, the Master Servicer in Permitted Investments which shall not be sold or disposed of prior to maturity. All such Permitted Investments shall be registered in the name of the Master Servicer (in its capacity as such and for the benefit of the Certificateholders) or its nominee. All income therefrom may be retained by the Master Servicer as additional servicing compensation. In addition, the Master Servicer shall deposit into such account out of its own funds an amount representing any net losses realized on Permitted Investments with respect to funds in such account no later than the first Master Remittance Date after the occurrence of such loss.

                  (c) The Master Servicer shall deposit the following amounts, without duplication, into the Collection Account:

                       (i) all payments on account of principal, including amounts required to be deposited therein pursuant to Section 2.04 or Section 4.06(c)(iii) hereof, and Principal Prepayments, on the Mortgage Loans;

                       (ii) all payments on account of interest (including
                            default interest) on the Mortgage Loans (including amounts required to be deposited therein pursuant to Section 2.04 or Section 4.06(c)(iii) hereof);

                       (iii) all Liquidation Proceeds, Excess Condemnation
                            Proceeds and Excess Insurance Proceeds with respect to the Mortgaged Properties;

                       (iv) out of such Master Servicer's own funds, an amount
                            representing net losses realized on Permitted Investments with respect to funds in such Collection Account pursuant to Section 4.02(b);

                       (v) any amounts representing Prepayment Premiums paid by the Mortgagors;

                       (vi) _____ any amounts received from the Special
                            Servicer pursuant to Section 6.10(b);

                       (vii) any other amounts received from the Mortgagors
                            with respect to the Mortgage Loans;

                       (viii) any amounts received from the Special Servicer
                            under Section 6.08 hereof; and

                       (ix) any amounts received from the F/X Counterparty
                            pursuant to any Foreign Currency Exchange Contract or exchanged by the Master Servicer pursuant
                            Section 4.03(a)(x);

but excluding (1) REO Proceeds (except as provided in clause (viii)), (2) amounts representing fees or late charge penalties or modification fees, assumption fees (subject to Section 4.08(d)), extension fees, NSF check charges and similar fees and charges payable by Mortgagors with respect to the Mortgage Loans, which may be retained by the Master Servicer or the Special Servicer as additional servicing compensation hereunder, (3) any amounts received from a Mortgagor to reimburse such Master Servicer, pursuant to the terms of the Mortgage Loan, for costs incurred in connection with the preparation of a Property Inspection Report and (4) Escrow Payments.

                  (d) All funds deposited by the Master Servicer in the related Collection Account shall be held for the benefit of the Certificateholders until disbursed or withdrawn in accordance herewith. Except as expressly permitted or required hereunder, the Master Servicer shall not sell, transfer or assign to any Person any interest (including any security interest) in amounts credited or to be credited to the Collection Account or take any action towards that end, and shall maintain such amounts free of all liens, claims and encumbrances of any nature.

                  (e) The Master Servicer shall, within one Business Day of receipt or discovery of receipt, remit to the Special Servicer for deposit in the related REO Account any REO Proceeds deposited into the Collection Account or any related Escrow Account.

             Section 4.03 Permitted Withdrawals from the Collection Account.

                  (a) The Master Servicer may make withdrawals from the Collection Account of amounts on deposit therein attributable to the Mortgage Loans for (without duplication) the following purposes in the following order of priority:

                       (i) to recoup any amount deposited in the Collection Account and not required to be deposited therein;

                       (ii) on each Master Remittance Date, from amounts on
                            deposit in the Collection Account representing payments by a Mortgagor of interest or principal or Liquidation Proceeds, Excess Insurance Proceeds and Excess Condemnation Proceeds and REO Proceeds with respect to a Mortgage Loan and proceeds from the repurchase of a Mortgage Loan pursuant to the terms hereof, to pay to itself the Master Servicing Fee and to pay the Special Servicer the Special Servicing Fee, if applicable;

                       (iii) to reimburse the Trustee, itself and the Special
                            Servicer, in that order, for previously
                            unreimbursed P&I Advances from any amounts on deposit in such account, together with accrued and unpaid interest at the Advance Rate pursuant to Sections 4.05(c) and 6.10, respectively, the right to withdraw amounts pursuant to this subclause
                            (iii) being limited to amounts on deposit in the Collection Account in respect of Liquidation Proceeds, Excess Insurance Proceeds, REO Proceeds and Excess Condemnation Proceeds with respect to the Mortgage Loan and proceeds from the repurchase of a Mortgage Loan pursuant to the terms hereof with respect to the Mortgage Loan with respect to which such P&I Advance was made or the related Mortgaged Property, and any other amounts received on such Mortgage Loan that represent late recoveries of payments with respect to which such P&I Advances were made;

                       (iv) to the extent not reimbursed from amounts on
                            deposit in the Escrow Account pursuant to Section 4.06(c)(v) hereof or the REO Account pursuant to
                            Section 6.10 hereof, to reimburse the Trustee, itself and the Special Servicer, in that order, pursuant to Sections 4.05 and 6.10, respectively, for previously unreimbursed Servicing Advances incurred in connection with a Mortgaged Property (which amounts shall be accounted for in accordance with the provisions of Section 4.10 hereof) together with accrued and unpaid interest at the Advance Rate pursuant to Sections 4.05(c) and 6.10, respectively, the right to withdraw amounts pursuant to this subclause (iv) being limited to amounts on deposit in the Collection Account in respect of Liquidation Proceeds, Excess Insurance Proceeds, REO Proceeds and Excess Condemnation Proceeds with respect to such Mortgaged Property or proceeds from the repurchase of a Mortgage Loan pursuant to the terms hereof with respect to such Mortgaged Property, and any other amounts received with respect to the Mortgage Loan including late recoveries of payments with respect to which such Servicing Advances were made;

                       (v) to reimburse the Trustee and itself, in that order, from amounts received from the Special Servicer pursuant to Section 6.10(b) for any Advances, together with accrued and unpaid interest at the Advance Rate pursuant to Section 4.05, with respect to any Specially Serviced Mortgage Loan which remain unreimbursed;

                       (vi) on each Master Remittance Date, to pay the
                            Trustee, itself and the Special Servicer, in that order, for accrued and unpaid interest at the Advance Rate on any reimbursed P&I Advances made with respect to any Mortgage Loan from any amounts on deposit in the Collection Account, to the extent not otherwise offset by default interest collected on the Mortgage Loan; provided, however, that with respect to any Advance made on a Canadian Loan, the reimbursement of such interest shall be solely from amounts collected on the Canadian Loans;

                       (vii) on each Master Remittance Date, to reimburse the
                            Trustee, itself and the Special Servicer, in that order, from any amounts on deposit in the Collection Account for (A) any unreimbursed Nonrecoverable Advance for which a Nonrecoverable Advance Certificate has been previously delivered or (B) any unreimbursed Servicing Advance for an expense the payment or reimbursement of which is not an obligation of the related Mortgagors under the terms of the related Mortgage Loan Documents, in each case, together with interest at the Advance Rate pursuant to Sections 4.05(c) and 6.10, respectively, made with respect to the Mortgage Loans; provided, however, that with respect to any Advance made on a Canadian Loan, the reimbursement of such Advance shall be solely from amounts collected on the Canadian Loans;

                       (viii) on each Master Remittance Date, to pay itself
                            any reinvestment income on amounts on deposit in the Collection Account to which it is entitled pursuant to Section 4.02(b);

                       (ix) to pay expenses of the Trust Fund specifically
                            identified as such and authorized in this Agreement (such reimbursement for expenses incurred in Canadian dollars shall be made in U.S. dollars at the foreign currency exchange rate in effect at the time such expense was incurred);

                       (x) to remit to the F/X Counterparty any amounts in Canadian dollars received with respect to the Canadian Loans pursuant to the related Foreign Currency Exchange Contract, or if the Foreign Currency Exchange Contract for a Canadian Loan has been terminated or if the F/X Counterparty is in default under the related Foreign Currency Exchange Contract, the Master Servicer shall exchange the amount of Canadian dollars otherwise required to be remitted to the F/X Counterparty into U.S. dollars at the F/X Market Rate;

                       (xi) on each Master Remittance Date, to make
                            remittances to the Trustee pursuant to Section
                            4.04 hereof; and

                       (xii) to clear and terminate the Collection Account
                            upon termination of this Agreement.

                  (b) The Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan-by-Mortgage Loan basis, for the purpose of justifying any withdrawal from the Collection Account and determining any shortfall or overpayment of any amounts due from or on behalf of any Mortgagor or Mortgaged Property.

             Section 4.04 Remittances to the Trustee.

                  (a) On each Master Remittance Date, the Master Servicer shall (1) withdraw from the Collection Account and remit to the Trustee for deposit into the Certificate Account, by wire transfer of immediately available funds, all amounts on deposit in the Collection Account as of the related Determination Date minus:

                       (i) any permitted charges against or withdrawals from the Collection Account pursuant to clauses (i) through (x) of Section 4.03(a); and

                       (ii) any amounts on deposit in the Collection Account
                            representing a Monthly Payment due on a Due Date following the Collection Period for such Master Remittance Date net of any reduction in the aggregate amount of P&I Advances for such Determination Date pursuant to Section 4.05(a) (which amounts, other than those representing Escrow Payments, shall be remitted pursuant to this Agreement on the Master Remittance Date immediately following the Collection Period in which such Monthly Payment was due), and (2) remit to the Trustee any P&I Advances required to be made on or prior to such Master Remittance Date pursuant to Section 4.05(a). If the Trustee fails to receive by 2:00 p.m., Boston time on the Master Remittance Date any or all of the amounts required by this clause (a), the Trustee shall immediately notify the Master Servicer of such failure.

                  (b) With respect to any Master Servicer remittance received by the Trustee after the Master Remittance Date, the Master Servicer shall pay to the Trustee interest on such amount until paid at the Advance Rate. Such interest shall be deposited into the Certificate Account by the Master Servicer on the date such late payment is made and shall cover the period commencing with the day following the Master Remittance Date and ending with the Business Day on which such payment is made, both inclusive. The payment by the Master Servicer of any such interest shall not be deemed an extension of time for payment or a waiver of any Event of Default.

                  (c) The Master Servicer shall provide to the Trustee for delivery to any beneficial owner of a Certificate information requested thereby with respect to the calculation of any Prepayment Premium on a prepaying Mortgage Loan.

             Section 4.05 Master Servicer Advances.

                  (a) To the extent that as of the Determination Date for any month, the full amount of the Monthly Payment due in such month with respect to any Mortgage Loan other than a Specially Serviced Mortgage Loan has not been received by the Master Servicer, the Master Servicer shall remit to the Trustee on the Master Remittance Date, for deposit into the Certificate Account, a P&I Advance in an amount equal to the excess of such Monthly Payment net of any Escrow Payment component and net of an amount corresponding to the related Servicing Fee over the amount received; provided, however, that the Master Servicer shall not be required to make a Nonrecoverable Advance or make an advance for default interest or Excess Interest and, provided further, that the Master Servicer shall not be required to make more than two consecutive P&I Advances which have not been reimbursed for any Mortgage Loan and the Master Servicer shall not be required to make a P&I Advance with respect to a Balloon Payment and, provided further, that if a Collateral Value Adjustment exists with respect to any Mortgage Loan, then, in the event of subsequent delinquencies thereon, the interest portion of the P&I Advance in respect of such Mortgage Loan for the related Distribution Date shall be reduced (it being herein acknowledged that there shall be no reduction in the principal portion of such P&I Advance) to equal the product of (i) the amount of the interest portion of such P&I Advance for such Mortgage Loan for such Distribution Date without regard to this proviso, multiplied by (ii) a fraction, expressed as a percentage, the numerator of which is equal to the Stated Principal Balance of such Mortgage Loan immediately prior to such Distribution Date, net of the related Collateral Value Adjustment, if any, and the denominator of which is equal to the Stated Principal Balance of such Mortgage Loan immediately prior to such Distribution Date. For purposes of the immediately preceding sentence, the Monthly Payment due on the Maturity Date for a Balloon Mortgage Loan will be the amount that would be due on such day based on the full amortization schedule used to calculate the Monthly Payments thereon prior to the Maturity Date. If the Master Servicer determines that a P&I Advance is required, it shall on such Master Remittance Date remit to the Trustee for deposit in the Certificate Account out of its own funds an amount equal to the P&I Advance; provided, however, that the aggregate amount of such P&I Advances for any Determination Date shall be reduced by any amounts being held for future remittance to the Master Servicer pursuant to Section 4.04(a)(1)(ii) before deduction for reductions in P&I Advances pursuant to this Section 4.05. Any funds being held in the Collection Account for future distribution and so used shall be replaced by the Master Servicer from its own funds (or from receipts on Mortgage Loans against which such P&I Advance was made) by deposit in such Collection Account on or before any future Master Remittance Date to the extent that funds in such Collection Account on such Master Remittance Date shall be less than payments to the Trustee required to be made on such date. If the Master Servicer determines with respect to any Mortgage Loan that a P&I Advance, if made, would constitute a Nonrecoverable Advance or that it has made a Nonrecoverable Advance, it shall deliver to the Trustee a Nonrecoverable Advance Certificate. If the Special Servicer fails to make the required P&I Advance pursuant to Section 6.10, then the Master Servicer shall be required to make such P&I Advance pursuant to Section 7.04 to the extent such Advance would not be a Nonrecoverable Advance.

                  (b) The Master Servicer shall determine on each Business Day whether amounts are available in the Collection Account or Escrow Account to reimburse any Servicer for unreimbursed Advances made pursuant to this Agreement. The Master Servicer shall withdraw all amounts necessary to make such reimbursement to the extent such withdrawals are permitted under Section 4.03(a) or Section 4.06(c), and shall reimburse the Trustee, itself and the Special Servicer, in that order, on each Business Day.

                  (c) The Trustee, the Master Servicer and the Special Servicer shall be entitled to interest on any Advance made thereby with respect to a Mortgage Loan. Such interest shall accrue at the Advance Rate from the date on which such Advance was made to but not including any Business Day on which the Person making such Advance is reimbursed for such Advance as provided in this Agreement.

                  (d) Any P&I Advances required to be made by the Master Servicer hereunder with respect to any Canadian Loan shall be made in Canadian dollars. The amount of any P&I Advance with respect to a Canadian Loan for any Distribution Date shall be included in the report to the F/X Counterparty and the Trustee prepared for such Distribution Date pursuant to Section 4.10(d). Any such P&I Advance for any Distribution Date shall be included in the amounts paid to the F/X Counterparty by the Master Servicer on behalf of the Trustee two Business Days prior to such Distribution Date pursuant to the related Foreign Currency Exchange Contract.

             Section 4.06 Escrow Accounts.

                  (a) On or before the Delivery Date, the Master Servicer shall establish, and hereby agrees to maintain for the duration of this Agreement, an Escrow Account. The Escrow Account shall be an Eligible Account to the extent consistent with the related Mortgage Loan Documents. The Escrow Account shall consist of one or more subaccounts, each of which shall relate solely to collections with respect to the Mortgage Loans, and funds in each such subaccount in the Escrow Account shall be held by such Master Servicer for the benefit of the Certificateholders and the related Mortgagors and shall not be commingled with any other moneys. The Master Servicer shall, within five (5) Business Days of the establishment thereof, notify the Trustee and the Special Servicer in writing of the location and account number of each subaccount in the Escrow Account and shall give the Trustee and the Special Servicer written notice of any change of such location or account number on or prior to the date of such change. The Master Servicer shall deposit into the appropriate subaccount of the related Escrow Account any Escrow Payments that it receives, including, without limitation, (i) any Payment Reserve, Repair and Remediation Reserve, Replacement Reserve or Tenant Improvement and Leasing Commissions Reserve required to be deposited therein on the applicable closing date and as of each Due Date for a Mortgage Loan and (ii) any related Insurance Proceeds or Condemnation Proceeds. In addition, such Master Servicer shall deposit, on the related Master Remittance Date, into such subaccount out of its own funds an amount representing net losses realized on Permitted Investments with respect to funds in such subaccount except to the extent such investments were made at the direction of and for the benefit of the Mortgagor under the related Mortgage Loan Documents.

                  (b) Subject to the terms of the Mortgage Loan Documents, and to applicable Law, any funds in any subaccount of an Escrow Account may be invested by, at the risk of, and for the benefit of, the Master Servicer in Permitted Investments and any such Permitted Investment shall not be sold or disposed of prior to its maturity. If, however, pursuant to the terms of the related Mortgage Loan Documents, or pursuant to applicable Law, any funds in an Escrow Account are required to be invested for the benefit of the related Mortgagor, the Master Servicer shall so invest such funds.

                  (c) Withdrawals from any subaccount of an Escrow Account may be made (to the extent amounts have been escrowed for such purpose and to the extent permitted by the related Mortgage Loan Documents) only for the following purposes in the following order of priority:

                       (i) to recoup any amount deposited in such subaccount and not required to be deposited therein or to refund to the related Mortgagor any sums determined to be overages;

                       (ii) to pay interest earned on such account, if any, to
                            itself as additional servicing compensation or to the related Mortgagor as required by subsection
                            (b) above;

                       (iii) from amounts on deposit in such subaccount
                            representing the Payment Reserve for a Mortgage Loan, to effect (by means of deposit to the Collection Account pursuant to Section 4.02(c) hereof) the timely payment of principal or interest on such Mortgage Loan;

                       (iv) to effect the timely payment of taxes,
                            assessments, insurance and other basic carrying costs in connection with the related Mortgage Loan;

                       (v) from amounts on deposit in such subaccount representing Insurance Proceeds for a Mortgage Loan, to effect the restoration or repair of the related Mortgaged Property or to release to the related Mortgagor in accordance with the terms of the related Mortgage Loan Documents or, to the extent not expressly provided therein, in accordance with Accepted Servicing Practices or Accepted Special Servicing Practices, as applicable, and applicable Law;

                       (vi) from amounts on deposit in such subaccount
                            representing Condemnation Proceeds for a Mortgage Loan, to effect the restoration or repair of the related Mortgaged Property or to release to the related Mortgagor in accordance with the terms of the related Mortgage Loan Documents or, to the extent not expressly provided therein, in accordance with Accepted Servicing Practices or Accepted Special Servicing Practices, as applicable, and applicable Law;

                       (vii) without duplication of any amounts otherwise
                            reimbursed pursuant to Section 4.03(a) to the Master Servicer or the Special Servicer, to reimburse the Master Servicer or the Special Servicer, in that order, out of related collections on the related Mortgage Loan for any Servicing Advances made by such Servicer pursuant to this Agreement together with interest at the Advance Rate pursuant to Sections 4.05(c) and 6.10(d), respectively;

                       (viii) upon satisfaction of the conditions relating
                            thereto in the related Mortgage Loan Documents, to disburse to the related Mortgagor any amounts in the Replacement Reserve, the Repair and Remediation Reserve or the Tenant Improvement and Leasing Commissions Reserve required to be so disbursed; or

                       (ix) to clear and terminate such subaccount on payment
                            in full of the related Mortgage or upon
                            termination of this Agreement.

                  (d) To the extent that interest earned on funds in an Escrow Account is insufficient to pay interest on such funds to the related Mortgagor to the extent required by applicable Law, the Master Servicer shall, as part of its servicing duties under this Agreement, pay such interest from its own funds as a Servicing Advance, and shall be entitled to reimbursement therefor pursuant to Section 4.03(a) hereof; provided, however, that the Master Servicer shall not be required to make a Nonrecoverable Advance.

                  (e) The Master Servicer shall maintain accurate records with respect to each related Mortgaged Property reflecting the status of taxes, assessments, insurance premiums and other similar items that are or may become a lien thereon and the status of insurance premiums and ground rent, if applicable, payable in respect thereof. The Master Servicer shall obtain, from time to time, all bills for the payment of such items (including renewal premiums) and shall effect timely payment thereof in accordance with the provisions of Sections 4.01(c) and 4.07 hereof, employing for such purpose amounts in the related Escrow Account as allowed under the terms of the related Mortgage Loan Documents or, if not paid from amounts on deposit in such Escrow Account, by making a Servicing Advance pursuant to Section 4.01(c) hereof. The Master Servicer shall make such Servicing Advances until a Mortgage Loan becomes a Specially Serviced Mortgage Loan and shall be entitled to reimbursement therefore with interest thereon at the Advance Rate pursuant to Section 4.03(a), Section 4.06(c) or Section 6.10(b).

             Section 4.07 Maintenance of Insurance.

                  (a) The Master Servicer shall use its best efforts consistent with Accepted Servicing Practices to cause the related Mortgagor to maintain with a Qualified Insurer (to the extent permitted by the Mortgage Loan Documents), or if the Mortgagor does not so maintain, the Master Servicer shall cause to be maintained with a Qualified Insurer for each related Mortgaged Property all insurance required by the terms of the related Mortgage Loan Documents; provided, that insurance in the amount required above is available at a commercially reasonable cost and the Trustee, as mortgagee, has an insurable interest. Subject to the preceding sentence, hazard insurance shall be maintained in the amount set forth in the related Mortgage Loan Documents but in any event in an amount at least equal to the lesser of (a) the replacement cost of the improvements which are a part of such property without deduction for depreciation and (b) the unpaid principal balance on such Mortgage Loan. Such insurance policies shall also provide coverage in amounts sufficient such that the insurance carrier would not deem the Mortgagor to be a co-insurer thereunder. All such policies shall provide for at least thirty days' prior written notice to the Master Servicer of any cancellation, reduction in the amount of, or material change in, the coverage provided thereunder. If at any time the Mortgaged Property is in a federally designated special flood hazard area, the Master Servicer shall use its best efforts consistent with Acceptable Servicing Practices to cause the related Mortgagor to maintain or will itself obtain flood insurance in respect thereof to the extent available. Such flood insurance shall be in an amount equal to the lesser of (x) the unpaid principal balance of the related Mortgage Loan,
(y) the maximum amount of such insurance required by the terms of the related Mortgage Note or Mortgage and (z) the maximum amount of such insurance that is available for the related Mortgaged Property under the national flood insurance program (assuming that the area in which such Mortgaged Property is located is participating in such program). Any cost incurred in maintaining any insurance required pursuant to this subsection (a) shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the unpaid principal balance of the related Mortgage Loan, notwithstanding that the terms of the Mortgage Loan so permit but such cost shall be deemed to be a Servicing Advance and shall be reimbursed as provided in this Agreement

                  (b) If the Master Servicer or the Special Servicer, as applicable, causes any Mortgaged Property or REO Property to be covered by a master force placed insurance policy, which policy is issued by a Qualified Insurer and provides no less coverage in scope and amount for such Mortgaged Property or REO Property than the insurance required to be maintained pursuant to Section 4.07(a), the Master Servicer or Special Servicer shall conclusively be deemed to have satisfied its obligations to maintain insurance pursuant to
Section 4.07(a). Such policy may contain a deductible clause, in which case the Master Servicer or Special Servicer, as applicable shall, in the event that (i) there shall not have been maintained on the related Mortgaged Property or REO Property a policy otherwise complying with the provisions of
Section 4.07(a), and (ii) there shall have been one or more losses which would have been covered by such a policy had it been maintained, immediately deposit into the Collection Account from its own funds the amount not otherwise payable under such policy because of such deductible to the extend that any such deductible exceeds the deductible limitation that pertained to the related Mortgage Loan, or, in the absence of any such deductible limitation, the deductible limitation which is consistent with Accepted Servicing Practices or Accepted Special Servicing Practices, as applicable.

                  (c) All of the hazard insurance policies required to be maintained under subsection (a) of this Section shall contain a standard mortgagee clause naming the Master Servicer (or Special Servicer with respect to REO Mortgage Loans), as agent for the Trustee and its successors and assigns as the Person to whom all payments made by the insurance carrier shall be made. The Master Servicer (or the Special Servicer with respect to REO Mortgage Loans) shall arrange for the application of all such insurance proceeds (i) to the restoration or repair of the related Mortgaged Property,
(ii) to prepay in whole or in part the outstanding principal amount of the related Mortgage Note or (iii) to be released to the related Mortgagor, as the case may be, in all cases in accordance with the express requirements of the applicable Mortgage Loan Documents. To the extent the applicable Mortgage Loan Documents require the delivery of appraisals, engineer's reports, architect's disbursement certificates or other documents or instruments before any such insurance proceeds are applied, the Master Servicer shall obtain and verify the same and any costs so incurred shall be deemed to be a Servicing Advance and shall be reimbursed as provided in this Agreement.

                  (d) With respect to any insurance required to be maintained pursuant to this Section 4.07, each Master Servicer shall remit to the Special Servicer any unearned premiums with respect to premiums that were advanced by the Special Servicer pursuant to Section 6.03(b). Amounts to be paid to the Special Servicer pursuant to this clause (c) shall be made upon receipt by the Master Servicer of the refund of such unearned premium and of a certification by the Special Servicer of such amount of unearned premium and of the amount of such unreimbursed Servicing Advance.

             Section 4.08 Enforcement of "Due-on-Sale" Clauses; Assumption Agreements.

                  (a) To the extent any Mortgage Loan contains an enforceable "due-on-sale" or "due-on-encumbrance" clause, in the event the Master Servicer has knowledge of any sale or encumbrance in contravention of such clause, the Master Servicer shall enforce, and shall not waive, such clause. If the Master Servicer is unable to enforce any such "due-on-sale" clause or if no "due-on-sale" clause is applicable, the Master Servicer shall enter into an assumption agreement with the Person to whom such property has been conveyed or is proposed to be conveyed, pursuant to which such Person becomes liable under the Mortgage Note and, to the extent permitted by applicable state Law and the related Mortgage, the Mortgagor remains liable thereon. The Master Servicer is also authorized to enter into a substitution of liability agreement with such Person, pursuant to which the original Mortgagor is released from liability and such Person is substituted as the Mortgagor and becomes liable under the Mortgage Note; provided, however, that such substitute Mortgagor must satisfy the requirements set forth in the related Mortgage Loan Documents or the underwriting requirements customarily imposed by prudent commercial mortgage lenders as a condition to approval of a borrower on a new mortgage loan substantially similar to such Mortgage Loan.

                  (b) To the extent any Mortgage Loan contains a clause granting a right of assumption to a qualified substitute Mortgagor upon the sale, conveyance or transfer of the related Mortgaged Property, the Master Servicer shall enter into an assumption agreement with such qualified substitute Mortgagor, pursuant to which such substitute Mortgagor becomes liable under the Mortgage Note. If any Person other than the Mortgagor has, pursuant to the related Mortgage Loan Documents, undertaken to indemnify the mortgagee and, in connection with an assumption of the type referred to in the preceding sentence, the related Mortgage Loan Documents permit a substitution of such third-party indemnitor by a qualified substitute indemnitor, the Master Servicer shall enter into an assumption of liability agreement with such qualified substitute indemnitor, pursuant to which such substitute indemnitor becomes liable under the relevant indemnification obligations. The Master Servicer is also authorized to enter into a substitution of liability agreement with such substitute Mortgagor, pursuant to which the original Mortgagor is released from liability and such substitute Mortgagor is substituted as the Mortgagor and becomes liable under the Mortgage Note; provided, however, that such substitute Mortgagor must satisfy the requirements set forth in the related Mortgage Loan Documents or the underwriting requirements customarily imposed by prudent commercial mortgage lenders as a condition to approval of a borrower on a new mortgage loan substantially similar to such Mortgage Loan.

                  (c) If the Master Servicer recommends entering into any assumption or substitution of liability agreement pursuant to Section 4.08(a) or (b), it shall notify the Special Servicer of such recommendation and shall provide to the Special Servicer a copy of the materials upon which such recommendation is based. The Special Servicer shall have the right hereunder to grant or withhold consent to any such agreement in accordance with the terms of the related Mortgage Loan Documents and this Agreement provided that the Special Servicer's consent shall be deemed to have been granted if the Special Servicer fails to notify the Master Servicer of its intent to withhold such consent within five Business Days after receipt of such materials provided by the Master Servicer. Prior to entering into any such assumption agreement, if the aggregate Stated Principal Balance of the Mortgage Loans of the assuming Mortgagor and its Affiliates and any other Mortgage Loans cross-collateralized therewith is more than (a) $20,000,000 or (b) 5% of the current outstanding Certificate Balance, then the Master Servicer shall obtain written confirmation from each of S&P and Moody's stating that none of the then-current rating or ratings of all outstanding classes of the Certificates would be qualified (if applicable), downgraded or withdrawn by S&P and Moody's, respectively, as a result thereof. Prior to entering into any such assumption agreement, if the aggregate Stated Principal Balance of the Mortgage Loans of the assuming Mortgagor and its Affiliates and any other Mortgage Loans cross-collateralized therewith is equal to or more than 2% of the current outstanding aggregate principal balance of the Mortgage Loans, then the Master Servicer shall obtain written confirmation from DCR stating that none of the then-current rating or ratings of all outstanding classes of the Certificates would be (if applicable) downgraded or withdrawn by DCR, as a result thereof.

                  (d) The Master Servicer shall retain 50% of any fee collected for entering into an assumption or substitution of liability agreement; provided, however, that with respect to the Mortgage Loan identified as Loan No. 68 in the Mortgage Loan Schedule, the Master Servicer shall retain 100% of such fees. The Special Servicer shall be entitled to the remainder of any such fee collected.

                  (e) In connection with any assumption under this Section 4.08, no material term of the Mortgage Note (including, but not limited to, the Mortgage Rate, the amount of the Monthly Payment, any interest rate floor or cap applicable to the calculation of the Mortgage Rate and any other term affecting the amount or timing of payment on the Mortgage Loan) may be changed. The Master Servicer shall forward to the Custodian the original substitution or assumption agreement and shall forward to the Trustee and Special Servicer a copy of such substitution or assumption agreement.

                  (f) Notwithstanding the foregoing or any other provision of this Agreement, the Master Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any conveyance by a Mortgagor of a Mortgaged Property or any assumption of a Mortgage Loan by operation of Law that the Master Servicer in good faith determines it may be restricted by Law from preventing. The Master Servicer shall deliver prompt written notice to the Trustee of any such determination or assumption.

                  (g) The Master Servicer shall notify each Rating Agency if it shall have actual knowledge that such assumption results in any Mortgagor, or any affiliate or principal thereof, representing ownership interest in more than 5% of the Mortgagors by outstanding principal balance of the Mortgage Loans.

             Section 4.09 Review of Property Inspections, Operating Statements, Rent Rolls and Financial Statements.

                  (a) The Master Servicer shall inspect or cause to be inspected each related Mortgaged Property and shall verify and deliver a copy of a Property Inspection Report in substantially the form of Exhibit M hereto to the Trustee at such times and in such manner as are consistent with Accepted Servicing Practices; provided that (i) each Mortgaged Property securing a Mortgage Loan with an outstanding principal balance in excess of $2,000,000 or 2% of the current aggregate principal balance of all Mortgage Loans shall be inspected and a Property Inspection Report shall be delivered at least once a year and (ii) each other Mortgaged Property securing a Mortgage Loan shall be inspected and a Property Inspection Report shall be delivered at least once every two years; provided, however, that any Mortgaged Property securing a Mortgage Loan which becomes a Specially Serviced Mortgage Loan shall be inspected promptly after the Servicing Transfer Event occurs and, so long as the related Mortgage Loan is a Specially Serviced Mortgage Loan, annually thereafter. A copy of each Property Inspection Report prepared by the Master Servicer shall be delivered to the Special Servicer promptly, but in any event within 30 days after such inspection.

                  (b) The Master Servicer shall, within ten (10) Business Days of receipt, verify any operating statements and rent rolls prepared by a Mortgagor of a Mortgaged Property in accordance with the terms of the Mortgage Loan for compliance with any covenants contained in the related Mortgage Loan Documents. Within 105 calendar days after the end of each quarter (or 180 calendar days after the end of each year for annual information received), commencing in the quarter ending on September 30, 1999, the Master Servicer shall deliver to the Trustee and each Rating Agency the Operating Statement and Rent Rolls Report for each Mortgaged Property, provided that the Master Servicer has timely received (either directly or from a subservicer or the Special Servicer) the related operating statements and rent rolls from the related Mortgagor.

                  (c) The Master Servicer shall forward copies of each quarterly or annual financial statement or report received by it from a Mortgagor to the Special Servicer promptly, but in any event within 30 days after receipt.

             Section 4.10 Reports of the Master Servicer.

                  (a) The Master Servicer shall prepare, or cause to be prepared, and deliver to the Trustee and Special Servicer, in an electronic format reasonably acceptable to the Trustee, consistent with Accepted Servicing Practices and convertible to EDGAR format, not later than (i) the third (3rd) Business Day immediately preceding each Distribution Date, a copy of a report specifying the total amount to be remitted by the Master Servicer on the related Master Remittance Date and identifying the amounts thereof and
(ii) 12:00 noon New York City time on the second (2nd) Business Day immediately preceding each Distribution Date, a copy of a Remittance Report in substantially the form of Exhibit O hereto (including the information required pursuant to Section 7.04), a Servicer Watch List, a copy of the Advance/Delinquency Report, and a copy of a Detailed Loan Indicative Data File in substantially the form of Exhibit P hereto, which report shall specify, if necessary, any amounts to be advanced on a Distribution Date by the Special Servicer pursuant to Section 6.10. Each such report shall be in respect of the related Remittance Period on a Mortgage Loan-by-Mortgage Loan basis to the extent applicable.

                  (b) The Master Servicer shall upon the Trustee's reasonable request, provide such other customary information relating to the Mortgage Loans as is necessary for the Certificateholders to prepare their federal, state and local income tax returns.

                  (c) The Master Servicer shall prepare and distribute all information statements relating to payments on the Mortgage Loans in accordance with all applicable federal and state laws and regulations. Upon prior written request of the Trustee, the Master Servicer shall prepare such other reports as may be reasonably requested in writing by the Trustee or the Rating Agencies. The Master Servicer shall be entitled to charge a reasonable fee reflecting the internal and external costs to such Master Servicer of preparing any such report and such fee shall be charged to the Person making such a request to the Trustee (other than the Rating Agencies, in which case such expenses shall be an expense of the Trust and paid as a Servicing Advance).

                  (d) The Master Servicer shall prepare and deliver to the F/X Counterparty, Depositor and the Trustee, not later than 12:00 noon New York City time one Business Day prior to each F/X Payment Date, a copy of a report specifying the total amount to be remitted by the Master Servicer to the F/X Counterparty with respect to each Canadian Loan pursuant to each Foreign Currency Exchange Contract.

                  (e) If, with respect to any Canadian Loan, (i) the Master Servicer has knowledge that an unscheduled payment or collection may be received, or (ii) the Master Servicer has knowledge that a Monthly Payment and the related P&I Advance may not be made, the Master Servicer shall notify the Depositor and the F/X Counterparty by telephone or facsimile transmission within one Business Day of obtaining any such knowledge. Such notice shall indicate (i) with respect to a notice of an event described in clause (i) of the preceding sentence, the amount of such unscheduled payment or collection and the date made or received or expected to be made or received and (ii) with respect to a notice of an event described in clause (ii) of the preceding sentence, the amount of the Monthly Payment and the amount by which it may exceed any related P&I Advance. The Master Servicer shall indicate to the F/X Counterparty in connection with giving any such notice that it is not the notice required under the related Foreign Currency Exchange Contract and therefore shall not obligate the Master Servicer or the Trustee to make any payment on an F/X Payment Date.

                  (f) The Master Servicer shall notify the Depositor and the F/X Counterparty within one Business Day, with copy to the Trustee, of the occurrence of any of the following events:

                       (i) any Canadian Loan is cancelled, satisfied or paid in full;

                       (ii) the Trust Fund has obtained title to any Mortgaged
                            Property securing a Canadian Loan by foreclosure or otherwise;

                       (iii) the Trust Fund has sold, transferred or otherwise
                            disposed of all the REO Property which, prior to becoming REO Property, secured a Canadian Loan; or

                       (iv) a Canadian Loan is subject to a modification or
                            amendment in respect to the related payment term.

In connection with an event discussed in clause (ii) above, the Master Servicer shall specify an effective date for the related Foreign Currency Exchange Contract as required thereunder, only if the Opinion of Counsel referenced in Section 6.03(h) has been obtained.

                  (g) The Master Servicer shall notify the Depositor and the F/X Counterparty pursuant to this Agreement and the Foreign Currency Exchange Contract of the occurrence of a Required Appraisal Date or a Collateral Value Adjustment within one Business Day of the occurrence of any such event.

                  (h) Subject to Section 1.04(b), all reports hereunder with respect to amounts collected in connection with the Canadian Loans or the related Mortgaged Properties shall report such amounts in U.S. dollars based on the exchange rate between Canadian dollars and U.S. dollars specified in the related Foreign Currency Exchange Contract, whether or not then in effect.

             Section 4.11 Confirmation of Balloon Payment.

                  The Master Servicer shall send a letter by first class mail to each related Mortgagor on a Balloon Mortgage Loan not earlier than twelve
(12) months and at least six (6) months prior to the related Maturity Date reminding such Mortgagor of such Maturity Date and requesting that not later than ninety (90) days prior to such Maturity Date such Mortgagor confirm in writing that the payment due on such Maturity Date will be made on such date and describe in reasonable detail any arrangements made or to be made with regard to the payment of such Balloon Payment.

             Section 4.12 Master Servicer Compensation.

                  The Master Servicer shall be entitled to a fee (the "Master Servicing Fee"), with respect to each Mortgage Loan that shall be equal to one-twelfth of the product of (a) the related Master Servicing Fee Rate and
(b) the Scheduled Principal Balance of such Mortgage Loan as of the Due Date in the preceding calendar month. The Master Servicing Fee is payable solely from the interest portion of the Monthly Payment on the related Mortgage Loan plus Liquidation Proceeds, Excess Insurance Proceeds, Excess Condemnation Proceeds or REO Proceeds with respect to such Mortgage Loan, to the extent permitted by Section 4.03(a)(ii) hereof. The Master Servicer shall also be entitled to receive as part of its servicing compensation net reinvestment income pursuant to Sections 4.02(b) and 4.06(c), and certain fees described in clause (2) of Section 4.02(c) with respect to any Mortgage Loan that is not a Specially Serviced Mortgage Loan (subject to 4.08(d) and except for NSF check charges which may be retained by the Master Servicer for any Mortgage Loan) and as otherwise permitted under this Agreement.

                  Notwithstanding anything herein to the contrary, Midland may at its option assign or pledge to any third party or retain for itself the Transferable Servicing Interest; provided, however, that in the event of any resignation or termination of Midland as Master Servicer hereunder, all or any portion of the Transferable Servicing Interest may be reduced by the Trustee to the extent reasonably necessary (in the sole discretion of the Trustee) for the Trustee to obtain a qualified successor Master Servicer (which successor may include the Trustee) that meets the requirements of Section 3.10 and who requires market rate servicing compensation that accrues at a per annum rate in excess of the Minimum Master Servicing Fee Rate. The Master Servicer shall pay the Transferable Servicing Interest to the holder of the Transferable Servicing Interest (i.e., Midland or any such third party) at such time and to the extent the Master Servicer is entitled to receive payment of its Master Servicing Fees hereunder, notwithstanding any resignation or termination of Midland hereunder.

             Section 4.13 Adjustment of Master Servicer's Compensation.

                  Notwithstanding anything set forth in this Agreement, the Master Servicer's compensation for the period ending on a Distribution Date shall be reduced (but not below zero) by an amount equal to the lesser of (a) any excess of any Prepayment Interest Shortfall over the sum of any Prepayment Interest Excess and any Prepayment Premiums available for such Distribution Date and (b) the Master Servicing Fee for such Distribution Date calculated assuming a Master Servicing Fee Rate of 0.02% per annum. The Master Servicer shall be entitled to retain on any Distribution Date the lesser of (a) any amounts by which its Master Servicing Fee shall have been reduced pursuant to the immediately preceding sentence on prior Distribution Dates which have not been paid to the Master Servicer pursuant to this sentence on prior Distribution Dates, and (b) the sum of (i) any excess of any Prepayment Interest Excess for such Distribution Date over any Prepayment Interest Shortfall for such Distribution Date and (ii) any Prepayment Premium for such Distribution Date. For purposes of this Section, the Master Servicer's compensation shall include the Master Servicing Fee and any reinvestment income payable to the Master Servicer pursuant to Section 4.03(a)(ix).

             Section 4.14 Implementation of Operations and Maintenance Plans.

                  To the extent an operations and maintenance plan is required to be established and executed pursuant to the terms of the related Mortgage Loan Documents, the Master Servicer shall use reasonable efforts to enforce any such plans in accordance with the terms of the Mortgage Loan Documents.

             Section 4.15 Dissemination of Information.

                  The Master Servicer may disseminate the information provided under Section 7.03(a)

             Section 4.16 Foreign Currency Exchange Contracts.

                  (a) The Master Servicer shall administer and enforce each Foreign Currency Exchange Contract on behalf of the Trustee for the benefit of the Certificateholders in accordance with the terms thereof.

                  (b) The Master Servicer shall deliver to the Depositor, Trustee and the F/X Counterparty the required notice of payment pursuant to
Section 4.10(d). The amount reported in such notice will include all collections expected to be received with respect to the Canadian Loans or, if applicable, the related REO Property, and any P&I Advances required to be made hereunder with respect thereto net of any amounts the Master Servicer withdraws from the Collection Account pursuant to Section 4.03(a)(i), (iii),
(iv), (v), (vi) and (vii) and any amounts the Master Servicer is not required to deposit into the Collection Account pursuant to Section 4.02(c).

                  (c) Two Business Days immediately prior to each Distribution Date (each an "F/X Payment Date") the Master Servicer shall remit to the F/X Counterparty pursuant to the terms of the related Foreign Currency Exchange Contract in Canadian dollars the net amount described in clause (b) above.

                  (d) If a Foreign Currency Exchange Contract is terminated pursuant to its terms or as a result of a default thereunder by the F/X Counterparty, the Master Servicer shall prior to the Master Remittance Date exchange the amounts in Canadian dollars otherwise payable to the F/X Counterparty for U.S. dollars at the then-current foreign currency exchange rate (the "F/X Market Rate"). U.S. dollars obtained pursuant to such currency exchange shall be deposited into the Collection Account and shall be remitted to the Trustee on the Master Remittance Date pursuant to Section 4.04.

                                  ARTICLE V

                                  [RESERVED]

                                  ARTICLE VI

                               SPECIAL SERVICING

             Section 6.01 The Special Servicer.

                  The Special Servicer, as independent contract servicer, shall, notwithstanding any other provisions hereof, service and administer the Specially Serviced Mortgage Loans and REO Property on behalf of and in the best interests of and for the benefit of the Certificateholders in accordance with this Agreement and Accepted Special Servicing Practices. In the event that a Mortgage Loan becomes a Specially Serviced Mortgage Loan, subject to the provisions contained in this Article VI, the Master Servicer shall continue to collect all Monthly Payments called for under the terms and provisions of the Mortgage Loan in accordance with Section 4.02, except as otherwise directed by the Special Servicer in writing, but the Special Servicer shall make any Advances pursuant to Section 6.10.

             Section 6.02 Transfer to Special Servicing.

                  (a) The Master Servicer shall notify the Trustee, the Depositor and the Special Servicer as promptly as practicable by telephone and in an electronic format reasonably acceptable to the Trustee after it becomes aware of (i) any facts or circumstances that might result in any Mortgage Loan becoming a Specially Serviced Mortgage Loan or (ii) the occurrence of a Servicing Transfer Event. If applicable, such notification shall include a discussion of all appropriate courses of action that might be employed to prevent the Mortgage Loan in question from becoming a Specially Serviced Mortgage Loan and shall, to the extent applicable, set forth the information substantially in the form of Exhibit S hereto. The Master Servicer shall provide to the Trustee, the Depositor and the Special Servicer as promptly as practicable after request any additional information reasonably requested thereby with respect to such Mortgage Loan.

                  (b) Unless the Master Servicer and the Special Servicer with respect to a Mortgage Loan are the same Person, not later than two (2) Business Days after the occurrence of a Servicing Transfer Event, the Master Servicer shall send a letter by first class mail in substantially the form of Exhibit T hereto (with a copy to the Special Servicer) notifying the related Mortgagor that the related Mortgage Loan has become a Specially Serviced Mortgage Loan and instructing such Mortgagor to direct all future notices and communications to the Special Servicer but to continue making Monthly Payments to the Master Servicer unless otherwise directed by the Special Servicer in writing.

                  (c) Not later than five (5) Business Days after the occurrence of a Servicing Transfer Event, the Master Servicer shall provide the Special Servicer with copies of all information, documents and records (including records stored electronically on computer tapes, magnetic disks and the like) in its possession relating to each Mortgage Loan with respect to which notice is required to be delivered pursuant to clause (a) above. The Master Servicer and the Special Servicer shall take all other actions necessary or appropriate to effect a transfer of servicing pursuant to this
Section 6.02 or Section 6.12, including but not limited to the preparation, execution and delivery of any and all necessary or appropriate documents and other instruments, and will cooperate fully with each other and the Master Servicer in effecting such transfer as promptly as possible. Servicing of a Mortgage Loan shall be automatically transferred to the Special Servicer on the Servicing Transfer Date.

                  (d) Following the related Servicing Transfer Date and prior to the restoration of the related Mortgage Loan pursuant to Section 6.12 to standard servicing, the Master Servicer shall not have any further dealings or communications with the related Mortgagor except as administrator of the Collection Account and Escrow Account. The Master Servicer shall maintain up-to-date information on each Mortgage Loan which becomes a Specially Serviced Mortgage Loan in order to properly administer the Collection Account and Escrow Account, to enable it to resume all servicing obligations with respect to a Mortgage Loan which ceases to be a Specially Serviced Mortgage Loan as promptly as possible pursuant to Section 6.12 and to provide any reports required under Article IV hereof. The Special Servicer shall promptly provide to the Master Servicer all information available to the Special Servicer and not available to such Master Servicer necessary to maintain such up-to-date information.

                  (e) Not later than two (2) Business Days after the Servicing Transfer Date, the Special Servicer shall send a letter by first class mail substantially in the form of Exhibit U hereto notifying the related Mortgagor that servicing has been transferred to the Special Servicer.

             Section 6.03 Servicing of Specially Serviced Mortgage Loans.

                  (a) From time to time, following the occurrence of a Servicing Transfer Event, the Special Servicer shall request from the Trustee the name of the current Directing Certificateholder. Upon receipt of the name of such current Directing Certificateholder from the Trustee, the Special Servicer shall notify the Directing Certificateholder of the occurrence of such Servicing Transfer Event. Servicing Officers of the Special Servicer shall, at the request of the Directing Certificateholder, be reasonably available during regular business hours to discuss with such Certificateholder objectives and strategies.

                  (b) Subject to Sections 6.03(c) and 6.14 below and the other terms of this Agreement, in servicing and administering any Specially Serviced Mortgage Loan or REO Property, the Special Servicer shall have full power and authority to do any and all things in connection with such servicing and administration that it may deem in its best judgment necessary or advisable including, without limitation, to execute and deliver on behalf of the Trustee and the Certificateholders any and all instruments of satisfaction or cancellation or of partial release or full release or discharge and all other comparable instruments with respect to such Specially Serviced Mortgage Loan or such REO Mortgage Loan or to agree to any modification, waiver or amendment of any term and to defer, reduce or forgive payment of interest and/or principal of any such Specially Serviced Mortgage Loan provided, however, with respect to any such modification, waiver or amendment, the Special Servicer has determined in its reasonable judgement that such modification, waiver or amendment is expected to increase the recovery value of the related Mortgage Loan on a net present value basis. Notwithstanding the foregoing, the Special Servicer shall not release, substitute, or add any Mortgaged Property, except as otherwise provided in the related Mortgage Loan Documents, unless such Special Servicer shall have obtained written confirmation from each Rating Agency stating that upon such release, substitution or addition none of the then-current rating or ratings of all outstanding classes of the Certificates would be qualified (if applicable), downgraded or withdrawn by each Rating Agency as a result thereof. The Special Servicer may not extend the scheduled maturity date of any Specially Serviced Mortgage Loan to a date later than three years prior to the Rated Final Distribution Date provided that if such Mortgage is secured by a leasehold interest, the related scheduled maturity date may not be extended to a date later than ten years prior to the expiration of the related ground lease; and provided, further, that if such Mortgage Loan is a Balloon Mortgage Loan, the related scheduled maturity date may not be extended to a date later than the amortization term thereof absent the related Balloon Payment. Notwithstanding the foregoing, no such extension may be effected unless the Special Servicer shall deliver to the Trustee an Officer's Certificate certifying that in the judgment of such Special Servicer such extension is expected to increase the recovery value of the related Mortgage Loan on a net present value basis; provided that such certificate shall not represent any assurances that any such recovery will actually be realized. The expenses incurred in connection with the preparation of certain such instruments shall be reimbursed to the Special Servicer pursuant to
Section 3.15. The Special Servicer may from time to time request any powers of attorney and other documents necessary or appropriate to enable the Special Servicer to carry out its servicing and administrative duties hereunder. If it shall make such request, the Special Servicer shall prepare for signature by the Trustee, and the Trustee shall sign any such powers of attorney or other documents necessary or appropriate to carry out such duties hereunder. In addition to the duties and obligations set forth in this Article VI, the Special Servicer shall assume the rights and obligations of the Master Servicer with respect to a Mortgage Loan set forth in Sections 4.01(c), 4.05,
4.08 and 4.09 (but not any liabilities incurred by the Master Servicer prior to the related Servicing Transfer Date) with respect to any Specially Serviced Mortgage Loan and any REO Properties, and Section 4.07 with respect to any REO Properties and, to the extent it receives a certificate from a Master Servicer that any amount is due in connection with maintaining any Insurance Policy pursuant to Section 4.07 with respect to any such Specially Serviced Mortgage Loan, with respect to paying any such amount. Any insurance required to be maintained by the Special Servicer with respect to REO Properties pursuant to this Section 6.03 and Section 4.07 shall be maintained with Qualified Insurers.

                  Except for a duty or obligation of the Master Servicer not assumed by the Special Servicer pursuant to Section 6.02(d), the Master Servicer shall not have any such duty or obligation with respect to a Mortgage Loan unless and until such Mortgage Loan ceases to be a Specially Serviced Mortgage Loan.

                  (c) No later than thirty (30) days after a Servicing Transfer Date for a Mortgage Loan, the Special Servicer shall deliver to the Trustee, the Depositor, the Master Servicer, each Rating Agency and the Directing Certificateholder a report (the "Asset Strategy Report") with respect to such Mortgage Loan and the related Mortgaged Property. Such Asset Strategy Report shall set forth the following information to the extent reasonably determinable:

                       (i) summary of the status of such Specially Serviced Mortgage Loan and any negotiations with the related Mortgagor;

                       (ii) consideration of alternatives to the exercise of
                            remedies (such as forbearance relief, modification of the terms and conditions of such Mortgage Loan, disposition of the Specially Serviced Mortgage Loan or the related Mortgaged Property and application of the proceeds of such disposition to the outstanding principal balance of such Mortgage Loan and interest thereon, or abandonment of the related Mortgaged Property);

                       (iii) a discussion of the probable time frames and
                            estimated amount of any related Servicing Advances applicable to each of the alternatives referred to above;

                       (iv) a discussion of the legal and environmental
                            considerations reasonably known to the Special Servicer, consistent with the Accepted Special Servicing Practices, that are applicable to the exercise of remedies as aforesaid and to the enforcement of any related guaranties or other collateral for the related Mortgage Loan and a recommendation as to whether outside legal counsel should be retained;

                       (v) estimated budgets for any operating or capital funds expected to be required for the related Mortgaged Property;

                       (vi) the most current rent roll available for and any
                            strategy for the leasing or releasing of the related Mortgaged Property;

                       (vii) the Special Servicer's analysis and
                            recommendations (which will include a discussion of alternative courses of action and a comparison of the probable benefits and detriments of each alternative course of action) on how such Specially Serviced Mortgage Loan might be returned to performing status and returned to the Master Servicer for regular servicing under Article IV hereof or otherwise realized upon; and

                       (viii) such other information as the Special Servicer
                            deems relevant in light of the Accepted Special Servicing Practices.

                  If within ten (10) Business Days of receiving an Asset Strategy Report, the Directing Certificateholder does not disapprove such Asset Strategy Report in writing, the Special Servicer shall implement the recommended action as outlined in such Asset Strategy Report; provided, however, that any such action is not contrary to applicable Law, the terms of the applicable Mortgage Loan Documents or Accepted Special Servicing Practices. If the Directing Certificateholder disapproves such Asset Strategy Report, the Special Servicer will revise such Asset Strategy Report and deliver to the Trustee, each Directing Certificateholder, the Master Servicer and each Rating Agency a new Asset Strategy Report as soon as practicable. The Special Servicer shall revise such Asset Strategy Report as described above in this Section 6.03(c) until the Directing Certificateholder shall fail to disapprove such revised Asset Strategy Report in writing within ten (10) Business Days of receiving such revised Asset Strategy Report; provided, however, the Special Servicer shall implement the last submitted Asset Strategy Report if 60 days have elapsed since the Mortgage Loan has become a Specially Serviced Mortgage Loan. The Special Servicer may, from time to time, modify any Asset Strategy Report it has previously delivered and implement such report, provided such report shall have been prepared, reviewed and not rejected pursuant to the terms of this Section. Notwithstanding the foregoing, the Special Servicer (i) may, following the occurrence of an extraordinary event with respect to the related Mortgaged Property, take any action set forth in such Asset Strategy Report before the expiration of a ten (10) Business Day period if the Special Servicer has reasonably determined that failure to take such action would materially and adversely affect the interest of the Certificateholders and it has made a reasonable effort to contact the Directing Certificateholder and (ii) in any case, shall determine whether such disapproval is not in the best interest of all the Certificateholders pursuant to Accepted Special Servicing Practices. Upon making the determination set forth in clause (ii) above, the Special Servicer shall either implement the Asset Strategy Report or notify the Trustee of such rejection and deliver to the Trustee a proposed notice to Certificateholders which shall include the Asset Strategy Report, and the Trustee shall send such notice to all Certificateholders (or, to the extent known to the Trustee, Certificate Owners). If the majority of such Certificateholders (including Certificate Owners), as determined by Certificate Balance, fail within five (5) days of the Trustee's sending such notice to reject such Asset Strategy Report, the Special Servicer shall implement the same. If the Asset Strategy Report is rejected by the Certificateholders, the Special Servicer shall revise such Asset Strategy Report as described above in this Section 6.03(c). The Trustee shall be entitled to reimbursement from the Trust Fund for the reasonable expenses of providing such notices.

                  (d) The Special Servicer shall have the authority to meet with the Mortgagor for any Specially Serviced Mortgage Loan and take such actions consistent with Accepted Special Servicing Practices and the related Asset Strategy Report. The Special Servicer shall not take any action inconsistent with the related Asset Strategy Report unless required pursuant to this Section 6.03 or Accepted Special Servicing Practices.

                  (e) Upon request of any Certificateholder (or any Certificate Owner, if applicable, which shall have provided the Trustee with evidence satisfactory to the Special Servicer and the Trustee of its interest in a Certificate pursuant to Section 11.04) or Rating Agency, the Trustee shall mail, without charge, to the address specified in such request a copy of the most current Asset Strategy Report for any Specially Serviced Mortgage Loan or REO Property.

                  (f) The Special Servicer shall not acquire any personal property on behalf of the Trust Fund pursuant to this Agreement unless either:

                       (i) such personal property is incident to real property (within the meaning of Section 856(e)(1) of the Code) so acquired by the Special Servicer; or

                       (ii) the Special Servicer shall have obtained an
                            Opinion of Counsel to the effect that the holding of such personal property by the Trust Fund will not cause the imposition of a tax on the Trust Fund under the REMIC Provisions or cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding.

                  (g) Prior to delivering an Asset Strategy Report to any Holder of a Class A1, Class A2, Class B, Class C, Class D, Class E or Class F Certificate, the Trustee shall have obtained an acknowledgment in the form of Exhibit J from the recipient thereof that U.S. securities law may restrict the use of the information in the Asset Strategy Report.

                  (h) Before obtaining title for the Trust Fund to a Mortgaged Property securing a Canadian Loan as a result or in lieu of foreclosure or otherwise, the Special Servicer shall obtain an Opinion of Counsel to the effect that the inclusion of the related Foreign Currency Exchange Contract in REMIC I would not cause REMIC I to be disqualified as a REMIC; provided that if the Special Servicer is unable to obtain such Opinion of Counsel, it shall not proceed to obtain title for the Trust Fund to such Mortgaged Property unless the most recent Asset Strategy Report indicated that such course of action was the most favorable course of action even though the related Foreign Currency Exchange Contract would be terminated upon taking title to such Mortgaged Property.

                  (i) Notwithstanding anything to the contrary in this Agreement, the Special Servicer shall not service any of the Canadian Loans on behalf of the Trust Fund (other than collecting periodic rent rolls, collecting Mortgagor financial statements, making and forwarding reports, inspecting property and any other similar servicing activities) from an office located in Canada, unless (A) the Special Servicer has obtained an Opinion of Counsel at the expense of the Trust Fund to the effect that such action will not (i) cause the Trust Fund to be or to be deemed to be resident for the purposes of the Canadian Income Tax Act and therefore cause the Trust Fund to be subject to tax under the Canadian Income Tax Act (other than with respect to withholding taxes, if any, under Part XIII of the Canadian Income Tax Act on payments made pursuant to the Canadian Loans); (ii) cause the Trust Fund to be subject to Canadian federal or provincial sales or value added taxes; or
(iii) cause the Trust Fund to be subject to compliance with the Canadian Bank Act or (B) Canadian law requires certain servicing activities to be conducted from offices located in Canada.

                  Notwithstanding anything to the contrary in this Agreement, in connection with any foreclosure proceedings relating to any of the Canadian Loans, the Special Servicer shall not enter into possession of any of the Canadian properties or in any manner carry on the business of the related Mortgagor on behalf of the Trust Fund other than by way of a receiver appointed by the applicable Canadian court; unless, in any such case, the Special Servicer has obtained an Opinion of Counsel at the expense of the Trust Fund to the effect that such action will not (i) cause the Trust Fund to be or to be deemed to be resident for the purposes of the Canadian Income Tax Act and therefore cause the Issuer to be subject to tax under the Canadian Income Tax Act (other than with respect to withholding taxes, if any, under Part XIII of the Canadian Income Tax Act on payments made pursuant to the Canadian Loans); (ii) cause the Trust Fund to be subject to Canadian federal or provincial sales or value added taxes; or (iii) cause the Trust Fund to be subject to compliance with the Canadian Bank Act.

             Section 6.04 Management of REO Property.

                  (a) The Special Servicer, on behalf of the Trust Fund, shall sell any REO Property not later then the end of the third calendar year following the year of acquisition of such REO Property for purposes of Section 860G(a)(8) of the Code, unless the Special Servicer obtains for the Trustee (which shall be an expense of the Trust) an Opinion of Counsel, addressed to the Trustee and the Master Servicer, to the effect that the holding by the Trust Fund of such REO Property subsequent to the second anniversary of such acquisition will not result in the imposition of taxes on "prohibited transactions" of the Trust Fund as defined in Section 860F of the Code or cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding. Subject to Section 6.04(e), the Special Servicer shall manage, conserve, protect and operate each REO Property for the Certificateholders solely for the purpose of its prompt disposition and sale in a manner which does not cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or result in the receipt by the Trust Fund of any "income from non-permitted assets" within the meaning of Section 860F(a)(2)(B) of the Code or any "net income from foreclosure property" which is subject to taxation under the REMIC Provisions.

                  (b) Subject to clause (e) below, the Special Servicer shall not:

                       (i) permit the Trust Fund to enter into, renew or extend any new lease with respect to any REO Property, if the new lease by its terms will give rise to any income that does not constitute Rents from Real Property;

                       (ii) permit any amount to be received or accrued under
                            any new lease other than amounts that will constitute Rents from Real Property;

                       (iii) authorize or permit any construction on any REO
                            Property, other than the completion of a building or other improvement thereon, and then only if more than ten percent of the construction of such building or other improvement was completed before default on the related Mortgage Loan became imminent, all within the meaning of Section 856(e)(4)(B) of the Code; or

                       (iv) Directly Operate, or allow any other Person (other
                            than an Independent Contractor) to Directly
                            Operate, any REO Property on any date more than 90 days after its Acquisition Date;

unless, in any such case, the Special Servicer has obtained an Opinion of Counsel to the effect that such action will not cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code at any time that it is held by the Trust Fund, in which case the Special Servicer may take such actions as are specified in such Opinion of Counsel.

                  (c) Any REO Property acquired by the Special Servicer hereunder shall be acquired in the name of the Trustee for the benefit of the Certificateholders.

                  (d) The Special Servicer shall, prior to the acquisition of title to any Mortgaged Property, review the operations of such property and determine the character of the income that the Trust Fund would realize if the Trust Fund acquired title to such Mortgaged Property. The Special Servicer shall undertake this analysis with a view to retaining the status of the REO Property as foreclosure property under the REMIC provisions while maximizing the net after-tax REO Proceeds received without materially adversely affecting the Special Servicer's ability to sell such REO Property.

                  (e) If the Special Servicer determines, in its good faith and reasonable judgment, that if there are no other commercially feasible means of operating such Mortgaged Property as REO Property without the Trust Fund potentially or actually incurring an REO Tax it may Directly Operate the Mortgaged Property; provided, however, that the Special Servicer shall have prepared and delivered to the Trustee a written proposed plan regarding the plan of operations, the estimated income (and character thereof) derived therefrom, the estimated amount of taxes payable on such income and such other information as is necessary to make a reasoned judgment as to whether the REO Property will remain a foreclosure property and whether such plan is likely to maximize the net after tax REO income to the Trust Fund. Within a reasonable period of time after receipt of such proposed plan, the Trustee shall agree or disagree with the related tax position. The Special Servicer shall avoid subjecting the income from such Mortgaged Property to tax as either "net income from foreclosure property" or a "prohibited transaction" within the meaning of the REMIC Provisions (an "REO Tax") to the maximum extent possible.

                  Neither the Special Servicer nor the Trustee shall be liable to the Certificateholders, the Trust Fund or the other parties to this Agreement or each other for errors in judgment made in good faith in the exercise of their discretion while performing their respective responsibilities under this Section.

             Section 6.05 Sale of REO Property and Specially Serviced Mortgage Loans.

                  Subject to terms of the related Asset Strategy Report to the extent the conditions, procedures or requirements set forth therein are more restrictive or exacting than those set forth below, each Special Servicer agrees as follows:

                  (a) The Special Servicer may purchase any Defaulted Mortgage Loan or any REO Property (in each case at the Purchase Price therefor). The Special Servicer may also offer to sell to any Person any Defaulted Mortgage Loan or any REO Property, if and when the Special Servicer determines, consistent with Accepted Special Servicing Practices, that such a sale would be in the best economic interests of the Trust Fund. The Special Servicer shall give the Trustee and the Master Servicer not less than five Business Days' prior written notice of the Purchase Price and its intention to (i) purchase any Defaulted Mortgage Loan or REO Property at the Purchase Price therefor or (ii) sell any Defaulted Mortgage Loan or REO Property, in which case the Special Servicer shall accept the highest offer received from any Person for any Defaulted Mortgage Loan or any REO Property in an amount at least equal to the Purchase Price therefor. To the extent permitted by applicable law, and subject to the servicing standard set forth in Section
6.01 hereof, the Master Servicer, an Affiliate of the Master Servicer, the Special Servicer or an Affiliate of the Special Servicer, or an employee of either of them may act as broker in connection with the sale of any REO Property and may retain from the proceeds of such sale a brokerage commission that does not exceed the commission that would have been earned by an independent broker pursuant to a brokerage agreement entered into at arm's length.

                  In the absence of any such offer, the Special Servicer shall accept the highest offer received from any Person that is determined by the Special Servicer to be a fair price for such Defaulted Mortgage Loan or REO Property, if the highest bidder is a Person other than an Interested Person, or if such price is determined to be such a price by the Trustee, if the highest bidder is an Interested Person. Notwithstanding anything to the contrary herein, neither the Trustee, in its individual capacity, nor any of its Affiliates may make an offer for or purchase any Defaulted Mortgage Loan or any REO Property pursuant hereto.

                  The Special Servicer shall not be obligated by either of the foregoing paragraphs or otherwise to accept the highest offer if the Special Servicer determines, in accordance with the servicing standard set forth in
Section 6.01, that rejection of such offer would be in the best interests of the Certificateholders. In addition, the Special Servicer may accept a lower offer if it determines, in accordance with the servicing standard stated in
Section 6.01, that acceptance of such offer would be in the best interests of the Certificateholders (for example, if the prospective buyer making the lower offer is more likely to perform its obligations, or the terms offered by the prospective buyer making the lower offer are more favorable).

                  In determining whether any offer received from an Interested Person represents a fair price for any Defaulted Mortgage Loan or any REO Property, the Trustee and the Special Servicer may conclusively rely on the opinion of an Independent appraiser or other Independent expert in real estate matters retained by the Trustee at the expense of the Trust Fund. In determining whether any offer constitutes a fair price for any Defaulted Mortgage Loan or any REO Property, the Special Servicer or the Trustee (or, if applicable, such appraiser) shall take into account, and any appraiser or other expert in real estate matters shall be instructed to take into account, as applicable, among other factors, the period and amount of any delinquency on the affected Defaulted Mortgage Loan, the physical condition of the related Mortgaged Property or such REO Property, the state of the local economy and the Trust Fund's obligation to comply with REMIC Provisions.

                  (b) Subject to Accepted Special Servicing Practices, the Special Servicer shall act on behalf of the Trust Fund in negotiating and taking any other action necessary or appropriate in connection with the sale of any Defaulted Mortgage Loan or REO Property, including the collection of all amounts payable in connection therewith. Any sale of a Defaulted Mortgage Loan or any REO Property shall be without recourse to, or representation or warranty by, the Trustee, the Depositor, any Servicer, or the Trust Fund (except that any contract of sale and assignment and conveyance documents may contain customary warranties of title, so long as the only recourse for breach thereof is to the Trust Fund) and, if consummated in accordance with the terms of this Agreement, none of the Servicers, the Depositor nor the Trustee shall have any liability to the Trust Fund or any Certificateholder with respect to the purchase price therefor accepted by the Special Servicer or the Trustee.

                  (c) The proceeds of any sale after deduction of the expenses of such sale incurred in connection therewith shall be promptly remitted by the Special Servicer to the Master Servicer for deposit into the Collection Account.

             Section 6.06 REO Account; Collection of REO Proceeds.

                  (a) The Special Servicer shall establish or cause to be established, and hereby agrees to maintain or cause to be maintained for the duration of this Agreement for each REO Mortgage Loan, an REO Account into which all related REO Proceeds shall be deposited as and when received. The Special Servicer's REO Account shall be an Eligible Account.

                  (b) All funds deposited by the Special Servicer in any REO Account maintained hereunder shall be held for the benefit of the Certificateholders until disbursed or withdrawn in accordance herewith. Funds in such REO Account shall not be commingled with any other moneys. The Special Servicer shall, within five (5) Business Days of the establishment thereof, notify the Master Servicer, and the Trustee in writing of the location and the account number of the REO Account established by the Special Servicer for the Mortgage Loans and shall give the Trustee and the Master Servicer written notice of any change of such location or account number on or prior to the date of such change.

                  (c) Funds in an REO Account may be invested by, at the risk of, and for the benefit of, the Special Servicer in Permitted Investments which shall not be sold or disposed of prior to maturity. All such Permitted Investments shall be registered in the name of the Special Servicer (in its capacity as such and for the benefit of the Certificateholders) or its nominee. All income therefrom may be retained by the Special Servicer as additional servicing compensation. In addition, the Special Servicer shall deposit on each Determination Date into such REO Account out of its own funds an amount representing any net losses realized on the Permitted Investments with respect to funds in such REO Account for such Collection Period.

                  (d) The Special Servicer shall deposit or cause to be deposited any REO Proceeds into the applicable REO Account within one Business Day after receipt.

                  (e) Except as expressly permitted or required hereunder, the Special Servicer shall not sell, transfer or assign to any Person any interest (including any security interest) in amounts credited or to be credited to any REO Account or take any action towards that end, and shall maintain such amounts free of all liens, claims and encumbrances of any nature.

             Section 6.07 Master Servicer.

                  Any collections received by the Special Servicer in respect of any Mortgage Loan, other than REO Proceeds, shall be remitted to the Master Servicer within one Business Day of receipt for deposit into the Collection Account pursuant to Section 4.02.

             Section 6.08 Remittances to Master Servicer.

                  On or prior to 1:00 p.m., Boston Time, on the second Business Day immediately preceding each Master Remittance Date, the Special Servicer shall withdraw from each related REO Account and remit to the Master Servicer, by wire transfer of immediately available funds to the Collection Account, all amounts in such REO Account net of any Property Protection Expenses or Property Improvements Expenses incurred or reasonably expected by the Special Servicer to be incurred during the succeeding three months; provided, however, that with respect to the Canadian Loans, the Special Servicer shall remit such amounts on or prior to 1:00 p.m., Boston time, on the related Determination Date.

             Section 6.09 Specially Serviced Mortgage Loan Status Reports, REO Status Reports and Other Reports.

                  (a) The Special Servicer shall prepare, or cause to be prepared, and deliver to the Master Servicer, the Trustee and each Rating Agency, via facsimile (with a hard copy sent on the same day by first-class mail and in electronic format reasonably acceptable to the Master Servicer and the Trustee and consistent with Accepted Special Servicing Practices) not later than the third (3rd) Business Day immediately preceding each Distribution Date, a copy of a Specially Serviced Mortgage Loan Report and REO Status Report substantially in the form of Exhibit V hereto, with respect to each Specially Serviced Mortgage Loan and REO Mortgage Loan, respectively. In addition, upon the occurrence of a Collateral Value Adjustment or Realized Loss resulting from a Collateral Value Adjustment Event or Liquidation Event, the Special Servicer shall prepare, or cause to be prepared, and deliver to the Master Servicer, the Trustee and each Rating Agency, via facsimile (with a hard copy sent on the same day by first-class mail or in electronic format reasonably acceptable to the Master Servicer and consistent with Accepted Special Servicing Practices) not later than the third (3rd) Business Day immediately preceding each Distribution Date, an Officers' Certificate setting forth (i) the event which gave rise to such Collateral Value Adjustment or Realized Loss and (ii) the amount of such Collateral Value Adjustment or Realized Loss. The Master Servicer will verify the accuracy of the mathematical computation of the Collateral Value Adjustment by the Special Servicer and that the amounts used therein are consistent with the Master Servicer's records.

                  (b) On the second (2nd) Business Day immediately preceding each Distribution Date, the Special Servicer shall deliver to the Master Servicer a copy of the bank statement for the prior calendar month related to each REO Account and an REO Account Report substantially in the form of Exhibit Z hereto and a report of any other funds or accounts established and maintained by the Special Servicer under this Agreement as of the Business Day preceding the date of such report, showing for the period from the day after the second preceding Master Remittance Date through the immediately preceding Master Remittance Date (or since the related Servicing Transfer Date, in the case of the first of such reports), the aggregate of deposits into and withdrawals from such funds or accounts in accordance with this Agreement.

                  (c) Within sixty (60) days following the end of each calendar year, or upon the Trustee's reasonable request, the Special Servicer shall prepare, or cause to be prepared, and deliver to the Master Servicer, the Trustee and each Rating Agency such customary information with respect to each REO Mortgage Loan as the Special Servicer deems necessary or desirable for each Certificateholder to prepare its federal, state and local income tax returns. Such obligation of the Special Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by it pursuant to any requirements of the Code.

                  (d) If the Special Servicer receives notice from the Master Servicer of any inconsistencies in the reports provided by the Special Servicer pursuant to Section 6.09, the Special Servicer shall initiate discussions on the following Business Day with the Master Servicer to reconcile their records.

                  (e) Upon prior written request of the Master Servicer, the Trustee, a Rating Agency or the Depositor, the Special Servicer shall prepare such other reasonable reports as may be requested in writing thereby. The Special Servicer shall be entitled to charge a reasonable fee reflecting the internal and external costs to the Special Servicer of preparing such other reports and such fee shall be reimbursable to the Special Servicer by the Person requesting such report (other than the Rating Agencies, in which case such expenses shall be an expense of the Trust and paid as a Servicing Advance.)

                  (f) The Special Servicer shall prepare and deliver to the F/X Counterparty (in the manner specified in the related Foreign Currency Exchange Contract) the Depositor, the Master Servicer and the Trustee, not later than the fourth Business Day immediately preceding each Distribution Date, a copy of a report specifying the total amount to be remitted by the Special Servicer with respect to each Canadian Loan, if any, which is a Specially Serviced Mortgage Loan pursuant to the related Foreign Currency Exchange Contract then in effect.

                  (g) If all the REO Property which secured any Canadian Loan has been sold, transferred or otherwise disposed of by the Trust Fund, the Special Servicer shall notify the Master Servicer of the occurrence of such event. Any such notice shall specify whether the Special Servicer has obtained the Opinion of Counsel referenced in Section 6.03(h).

             Section 6.10 Special Servicer Advances.

                  (a) To the extent that as of the Determination Date for any month, the full amount of the Monthly Payment due in such month with respect to any Specially Serviced Mortgage Loan has not been received by the Master Servicer, the Special Servicer shall remit to the Master Servicer on or prior to 1:00 p.m., Boston time, on the second Business Day immediately preceding the Master Remittance Date for deposit into the related Collection Account, a P&I Advance; provided, however, that the Special Servicer shall not be required to make a Nonrecoverable Advance. If the Special Servicer determines with respect to any Mortgage Loan that a P&I Advance, if made, would constitute a Nonrecoverable Advance or that it has made a Nonrecoverable Advance, it shall deliver to the Master Servicer and the Trustee a Nonrecoverable Advance Certificate. The Special Servicer shall be entitled to reimbursement for any unreimbursed P&I Advance pursuant to this Agreement. The Special Servicer shall make Servicing Advances from its own funds to effect the timely payment of any Property Protection Expense or Property Improvement Expense to the extent necessary to implement any Asset Strategy Report pursuant to the terms hereof; provided that the Special Servicer shall only make Servicing Advances with respect to any Specially Serviced Mortgage Loan from its own funds to the extent there are not sufficient funds in the related REO Account or the related subaccount of the Escrow Account available to cover any such expenses and as permitted under the Mortgage Loan Documents and the Special Servicer shall not be required to make a Nonrecoverable Advance; and provided, further, that the Special Servicer may only make Servicing Advances to effect the timely payment of any Property Improvement Expense to the extent consistent with the Asset Strategy Report implemented by the Special Servicer. The Special Servicer shall be entitled to reimbursement for any unreimbursed Servicing Advance made pursuant to the immediately preceding sentence pursuant to this Agreement. Notwithstanding any other provision hereof, the Special Servicer shall not be entitled to the payment of interest at the Advance Rate on any Advance or portion thereof with respect to any Mortgage Loan subsequently determined to be a Nonrecoverable Advance or remaining unreimbursed following the occurrence of the related Liquidation Event; provided, however, that the Special Servicer shall be entitled to any such interest (i) if it shall certify to the Master Servicer and the Trustee that such Advance or portion thereof became a Nonrecoverable Advance or could not be recovered from Liquidation Proceeds following such Liquidation Event as a result of the occurrence of an event which adversely affected the Mortgaged Property following the date such Advance was made or (ii) if such Advance was a Servicing Advance for Property Protection Expenses.

                  (b) Within thirty (30) days of the Servicing Transfer Date for any Mortgage Loan, or upon receipt of notice from the Master Servicer that the Master Servicer has made a P&I Advance that was required to be made by the Special Servicer, to the extent the Special Servicer does not determine such a remittance would be a Nonrecoverable Advance, the Special Servicer shall remit to the Master Servicer from its own funds for deposit into the Collection Account an amount equal to the aggregate unreimbursed Advances with all accrued interest thereon made by the Master Servicer with respect to such Mortgage Loan. Any such remittance shall be deemed a P&I Advance or Servicing Advance, as applicable, by the Special Servicer.

                  (c) If the Special Servicer determines, in its good faith judgment, that any amount expended or to be expended by it from its own funds pursuant to clauses (a) and (b) above is or would be a Nonrecoverable Advance, such determination shall be evidenced by a Nonrecoverable Advance Certificate delivered to the Trustee and the Master Servicer.

                  (d) Except as otherwise set forth in clause (a) above, the Special Servicer shall be entitled to interest on any Advance it made with respect to a Mortgage Loan. Such interest shall accrue at the Advance Rate from the date on which such Advance was made to but not including any Business Day on which the Special Servicer is reimbursed pursuant to this Agreement.

                  (e) Any P&I Advance required to be made by the Special Servicer hereunder with respect to a Canadian Loan shall be made in Canadian dollars. The amount of any P&I Advance for any Distribution Date with respect to a Canadian Loan shall be included in the report to the F/X Counterparty, the Depositor, the Master Servicer and the Trustee prepared for such Distribution Date pursuant to Section 6.09(f). Any such P&I Advance for any Distribution Date shall be included in the amount remitted to the Master Servicer pursuant to Section 6.08 in connection with such Distribution Date.

                  (f) The Special Servicer shall notify the Master Servicer within one Business Day if (i) the Special Servicer has knowledge that an unscheduled payment or collection may be received or (ii) the Special Servicer has knowledge that a Monthly Payment and the related P&I Advance may not be made.

             Section 6.11 Environmental Considerations.

                  (a) The Special Servicer shall not obtain title for the Trust Fund to a Mortgaged Property as a result or in lieu of foreclosure or otherwise, nor shall otherwise acquire possession of, or take other action with respect to, any Mortgaged Property, if, as a result of any such action, the Trust Fund, the Trustee, the Master Servicer or the Special Servicer would be considered to hold title to, to be a "mortgagee-in-possession" of, or to be an "owner" or "operator" of such Mortgaged Property within the meaning of the Comprehensive Environmental Responsibility Cleanup and Liability Act of 1980, as amended from time to time, or any applicable comparable federal, state or local law, or a "discharger" or "responsible party" thereunder or would be subject to similar liability and responsibility under applicable Canadian federal, provincial or other local law, unless the Special Servicer has also previously determined, in accordance with Accepted Special Servicing Practices, based on a "Phase I", and, if applicable, a "Phase II", environmental site assessment report prepared within the prior twelve months by a person who regularly conducts environmental audits for purchasers of commercial property with at least 5 years of experience and a regionally recognized firm, as determined by such Special Servicer in a manner consistent with Accepted Special Servicing Practices, that:

                       (i) such Mortgaged Property is in compliance with applicable Environmental Laws or, if not, that taking such actions as are necessary to bring the Mortgaged Property in compliance therewith is reasonably likely to produce a greater recovery on a net present value basis, after taking into account any risks associated therewith, than not taking such actions; and

                       (ii) there are no circumstances present on such
                            Mortgaged Property relating to the use,
                            management, storage or disposal of any Hazardous Materials for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any Environmental Law, or that, if any such Hazardous Materials are present for which such action could be required, taking such actions with respect to the affected Mortgaged Property is reasonably likely to produce a greater recovery on a net present value basis, after taking into account any risks associated therewith, than not taking such actions; and

if the Special Servicer has so determined based on satisfaction of the criteria in clauses (i) and (ii) above that it would be in the best economic interest of the Certificateholders to take any such actions, the Special Servicer has notified the Trustee and the Master Servicer in writing of such proposed action, which notice shall be included in the Asset Strategy Report pursuant to Section 6.03(c). The cost of preparation of any environmental assessment and the cost of any compliance, containment, clean-up or remediation shall be deemed to be a Property Protection Expense and paid by the Special Servicer as a Servicing Advance and such Special Servicer shall be reimbursed from related REO Proceeds or to the extent provided in Section 4.03(a) from Liquidation Proceeds, Insurance Proceeds or Condemnation Proceeds on deposit in the Collection Account.

                  (b) If the Special Servicer determines, pursuant to subsection (a) above, that taking such actions as are necessary to bring any such Mortgaged Property into compliance with applicable Environmental Laws, or taking such actions with respect to the containment, clean-up, removal or remediation of Hazardous Materials affecting any such Mortgaged Property, is not reasonably likely to produce a greater recovery on a net present value basis, after taking into account any risks associated therewith, than not taking such actions, the Special Servicer shall notify the Directing Certificateholders, Trustee and the Master Servicer of such determination and recommend such action in the Asset Strategy Report pursuant to Section 6.03(c) as it deems in good faith to be in the best economic interests of the Certificateholders.

                  (c) Notwithstanding the foregoing, the Special Servicer shall not take any action pursuant to this Section 6.11 except in connection with the implementation of an Asset Strategy Report pursuant to Section 6.03(c).

             Section 6.12 Restoration of Specially Serviced Mortgage Loans.

                  (a) Upon determining with respect to a Specially Serviced Mortgage Loan that (i) three consecutive Monthly Payments on a Specially Serviced Mortgage Loan have been made in accordance with the terms of the related Mortgage Note (taking into account any grace periods contained therein), (ii) such Mortgage Loan is current as to payments of principal and interest and (iii) no Servicing Transfer Event is continuing, the Special Servicer shall immediately give written notice thereof to the Master Servicer, and the Trustee substantially in the form of Exhibit W hereto.

                  (b) Unless the Master Servicer and the Special Servicer with respect to a Mortgage Loan are the same Person, not later than two (2) Business Days after notice has been given pursuant to subsection (a) above, the Special Servicer shall send a letter by first class mail substantially in the form of Exhibit X hereto, with a copy to the Master Servicer, notifying the related Mortgagor that such Mortgage Loan has ceased being a Specially Serviced Mortgage Loan and instructing such Mortgagor to direct all future notices and communications to the Master Servicer.

                  (c) In the event that a Specially Serviced Mortgage Loan ceases to be such pursuant to this Section 6.12, not later than five (5) Business Days after notice has been given in (a) above the Special Servicer shall provide the Master Servicer with copies of all information, documents and records (including records stored electronically on computer tapes, magnetic disks and the like) in its possession relating to such Mortgage Loan. Upon receipt of such notice and all information, documents and records by the Master Servicer pursuant to Section 6.02(c) hereof, such Mortgage Loan shall cease to be a Specially Serviced Mortgage Loan, the Special Servicer's obligation to service such Mortgage Loan shall terminate, and all duties and obligations of the Master Servicer with respect to such Mortgage Loan to the extent set forth herein previously assumed by the Special Servicer shall be reassumed by the Master Servicer.

             Section 6.13 Special Servicer Compensation.

                  The Special Servicer shall be entitled to reasonable compensation for services rendered by it hereunder on each Master Remittance Date from amounts in the Trust Fund in an amount equal to 1.00% of all amounts collected on each Mortgage Loan for the period beginning immediately following the date on which such Mortgage Loan became a Specially Serviced Mortgage Loan.

                  The Special Servicer shall also be entitled to receive as part of its servicing compensation net investment income pursuant to Section 6.06(c) and certain fees described in clause (2) of Section 4.02(c) with respect to any Specially Serviced Mortgage Loan (subject to 4.08(d) and except for NSF check charges) and as otherwise permitted under this Agreement.

             Section 6.14 Limitations on the Special Servicer with Respect to ARD Loans.

                  With respect to all ARD Loans, the Special Servicer shall not take any enforcement action with respect to the payment of Excess Interest or principal in excess of the principal component of the constant Monthly Payment, other than requests for collection, until the maturity date of the related Mortgage Loan. If any action is taken after the maturity date of the related Mortgage Loan, any recoveries shall be applied as set forth herein; provided, however, if the related Mortgagor indicates that it can make payments of principal but not payments of Excess Interest, the Special Servicer shall have the right to waive or modify the required payment of Excess Interest. Subject to the related Mortgage Loan Documents, if the related Mortgagor elects not to prepay its ARD Loan in full on or prior to the Anticipated Repayment Date (1) the Mortgage Loan's interest rate will step up to an interest rate equal to no more than 2% above the related Mortgage Interest Rate; provided, however, that payment of such Excess Interest shall be deferred until the principal of such ARD Loan has been paid in full; (2) all or a substantial portion of the Excess Cash Flow collected after the Anticipated Repayment Date shall be applied towards the prepayment of such ARD Loan and once the principal balance of an ARD Loan has been reduced to zero all Excess Cash Flow will be applied to the payment of certain costs associated with owning, managing and operating the related Mortgaged Property and accrued Excess Interest; and (3) if the property manager for the related Mortgaged Property can be removed by or at the direction of the mortgagee on the basis of a debt service coverage test, the subject debt service coverage ratio shall be calculated without taking account of any increase in the related Mortgage Interest Rate on such Mortgage Loan's Anticipated Repayment Date.

             Section 6.15 Collateral Value Adjustments.

                  (a) Within 30 days of a Required Appraisal Date for any Mortgage Loan (or such longer period as the Special Servicer is (as certified thereby to the Trustee in writing) diligently and in good faith proceeding to obtain such appraisal), the Special Servicer shall use its best efforts consistent with Accepted Special Servicing Practices to obtain an appraisal for the related Mortgaged Property from an independent MAI appraiser at the expense of the Trust Fund (except if an appraisal has been conducted within the 12 month period preceding such event).

                  (b) Until such time as the related Collateral Value Adjustment is reduced to zero, within 30 days of each anniversary of a Required Appraisal Date for any Mortgage Loan, the Special Servicer shall order an update of the prior appraisal for the related Mortgaged Property (the cost of which will be a Servicing Advance of the Special Servicer).

                  (c) The Special Servicer shall determine and report to the Trustee and the Master Servicer any appraisal value obtained pursuant to clause (a) or (b) above and will adjust the amount of the Collateral Value Adjustment in accordance therewith.

             Section 6.16 Replacement Special Servicer.

                  (a) The Directing Certificateholder may at any time and without cause terminate the Special Servicer and appoint a replacement (a "Replacement Special Servicer") to perform such duties under substantially the same terms and conditions as applicable to the Special Servicer. Such holder(s) shall designate a replacement to so serve by the delivery to the Trustee of a written notice stating such designation. The Trustee shall, promptly after receiving any such notice, so notify the Rating Agencies. The designated replacement shall become the Replacement Special Servicer as of the date the Trustee shall have received: (i) written confirmation from each Rating Agency stating that if the designated replacement were to serve as Special Servicer under this Agreement, none of the then-current rating or ratings of all outstanding classes of the Certificates would be qualified (if applicable), downgraded or withdrawn as a result thereof; (ii) a written acceptance of all obligations of the Replacement Special Servicer, executed by the designated replacement; and (iii) an Opinion of Counsel to the effect that the designation of such replacement to serve as Replacement Special Servicer is in compliance with this Agreement, that the designated replacement will be bound by the terms of this Agreement and that this Agreement will be enforceable against such designated replacement in accordance with its terms. The Special Servicer shall be deemed to have resigned from its duties simultaneously with such designated replacement's becoming the Replacement Special Servicer under this Agreement. Any Replacement Special Servicer may be similarly so replaced by the Directing Certificateholder.

                  (b) Notwithstanding the replacement of a Special Servicer pursuant to clause (a) above, the terminated Special Servicer shall be entitled to receive the Special Servicing Fee for any Mortgage Loan which became a Specially Serviced Mortgage Loan and was subsequently returned to a performing status prior to such termination; provided that if such Mortgage Loan once again becomes a Specially Serviced Mortgage Loan, the Replacement Special Servicer shall thereafter be entitled to such fee. Subject to clause
(c) below, the Replacement Special Servicer shall be entitled to the Special Servicing Fee for all other Specially Serviced Mortgage Loans.

                  (c) Notwithstanding the replacement of a Special Servicer pursuant to clause (a) above, the terminated Special Servicer shall be entitled to receive (i) 50% of the Special Servicing Fee for any Mortgage Loan which became a Specially Serviced Mortgage Loan and was not subsequently returned to a performing status prior to such termination and (ii) all amounts accrued and owing to it under this Agreement prior to the effective date of such resignation, including unreimbursed Advances with interest thereon at the Advance Rate. The Replacement Special Servicer shall be entitled to 50% of the Special Servicing Fee for such Specially Serviced Mortgage Loans.

                  (d) The Directing Certificateholder shall be responsible for paying any costs associated with such replacement, including reasonable costs of any servicing transfer.

                                 ARTICLE VII

                        PAYMENTS TO CERTIFICATEHOLDERS

             Section 7.01 Certificate Account; Remittances to the Trustee.

                  (a) The Trustee shall establish and maintain one or more accounts (collectively, the "Certificate Account"), held in trust for the benefit of the Certificateholders. The Certificate Account shall be an Eligible Account. The Trustee shall deposit in the Certificate Account, when received or as otherwise required hereunder, all amounts received from the Master Servicer with respect to all Mortgage Loans pursuant to this Agreement and the amounts from the Interest Reserve Account pursuant to Section 3.17. If the Trustee shall deposit in the Certificate Account any amount not required to be deposited therein, it may at any time withdraw such amount from the Certificate Account, any provision herein to the contrary notwithstanding.

                  (b) On each Master Remittance Date, the Master Servicer shall withdraw from the Collection Account and remit to the Trustee, by wire transfer of immediately available funds to the Certificate Account, all amounts on deposit in the Collection Account as of the close of business on the Master Remittance Date required to be remitted to the Trustee pursuant to
Section 4.04.

             Section 7.02 Distributions.

                  (a) On each Distribution Date, the Trustee shall apply amounts on deposit in the Certificate Account (which shall remain uninvested) first to payment of the Trustee Fee and reimbursable expenses of the Trustee, as Trustee, not previously reimbursed pursuant to Section 11.08 and second, to the extent of the Available Distribution Amount, in the following order of priority:

                       (i) On each Distribution Date, the related Class Portion of any U.S. Treasury Net Prepayment Premiums to each Class of Certificates;

                       (ii) to distributions of the Interest Distribution
                            Amounts for such Distribution Date on the Class A1, Class A2 and Class X Certificates, pro rata, based on their respective Interest Distribution Amounts;

                       (iii) to distributions of the Principal Distribution
                            Amount for such Distribution Date to Class A1 Certificates until the Class Balance thereof is reduced to zero;

                       (iv) to distributions of the Principal Distribution
                            Amount (or the portion thereof remaining after the distribution thereof to the Class A1 Certificates in reduction of the Class Balance thereof to zero) for such Distribution Date on the Class A2 Certificates, until the Class Balance thereof is reduced to zero;

                       (v) to distributions of the Interest Distribution Amount for such Distribution Date on the Class B Certificates;

                       (vi) to distribution of the Principal Distribution
                            Amount (or the portion thereof remaining after the distribution thereof to the Class A2 Certificates in reduction of the Class Balance thereof is reduced to zero) for such Distribution Date on the Class B Certificates, until the Class Balance thereof is reduced to zero;

                       (vii) to distributions of the Interest Distribution
                            Amount for such Distribution Date on the Class C Certificates;

                       (viii) to distributions of the Principal Distribution
                            Amount (or the portion thereof remaining after the distribution thereof to the Class B Certificates in reduction of the Class Balance thereof to zero) for such Distribution Date on the Class C Certificates until the Class Balance thereof is reduced to zero;

                       (ix) to distributions of the Interest Distribution
                            Amount for such Distribution Date on the Class D Certificates;

                       (x) to distributions of the Principal Distribution Amount (or the portion thereof remaining after the distribution thereof to the Class C Certificates in reduction of the Class Balance thereof is reduced to zero) for such Distribution Date on the Class D Certificates, until the Class Balance thereof is reduced to zero;

                       (xi) to distributions of the Interest Distribution
                            Amount for such Distribution Date on the Class E Certificates;

                       (xii) to distributions of the Principal Distribution
                            Amount (or the portion thereof remaining after the distribution thereof to the Class D Certificates in reduction of the Class Balance thereof to zero) for such Distribution Date on the Class E Certificates, until the Class Balance thereof is reduced to zero;

                       (xiii) to distributions of the Interest Distribution
                            Amount for such Distribution Date on the Class F Certificates;

                       (xiv) to distributions of the Principal Distribution
                            Amount (or the portion thereof remaining after the distribution thereof to the Class E Certificates in reduction of the Class Balance thereof to zero) for such Distribution Date on the Class F Certificates, until the Class balance thereof is reduced to zero;

                       (xv) to distributions of the Interest Distribution
                            Amount for such Distribution Date on the Class G Certificates;

                       (xvi) to distributions of the Principal Distribution
                            Amount (or the portion thereof remaining after the distribution thereof to the Class F Certificates in reduction of the Class Balance thereof to zero) for such Distribution Date on the Class G Certificates, until the Class Balance thereof is reduced to zero;

                       (xvii) to distributions of the Interest Distribution
                            Amount for such Distribution Date on the Class H Certificates;

                       (xviii) to distributions of the Principal Distribution
                            Amount (or the portion thereof remaining after the distribution thereof to the Class G Certificates in reduction of the Class Balance thereof to zero) for such Distribution Date on the Class H Certificates, until the Class Balance thereof is reduced to zero;

                       (xix) to distributions of the Interest Distribution
                            Amount for such Distribution Date on the Class J Certificates;

                       (xx) to distributions of the Principal Distribution
                            Amount (or the portion thereof remaining after the distribution thereof to the Class H Certificates in reduction of the Class Balance thereof to zero) for such Distribution Date on the Class J Certificates, until the Class Balance thereof is reduced to zero;

                       (xxi) to distributions of the Interest Distribution
                            Amount for such Distribution Date to the Class K Certificates;

                       (xxii) to distributions of the Principal Distribution
                            Amount (or the portion thereof remaining after the distribution thereof to the Class J Certificates in reduction of the Class Balance thereof to zero) for such Distribution Date on the Class K Certificates, until the Class Balance thereof is reduced to zero;

                       (xxiii) to the distributions of the Interest
                            Distribution Amount for such Distribution Date to the Class NR Certificates;

                       (xxiv) to distributions of the Principal Distribution
                            Amount (or the portion thereof remaining after the distribution thereof to the Class J Certificates in reduction of the Class Balance thereof to zero) for such Distribution Date on the Class NR Certificates, until the Class Balance thereof is reduced to zero;

                       (xxv) sequentially to the Classes of Certificates,
                            whether or not outstanding, in the order set forth for distribution of principal any amounts recovered representing Realized Losses previously allocated to such Class in reduction of its Class Balance; and

                       (xxvi) to distributions to the Class R-I
                            Certificateholders, in an amount equal to the remaining balance in the Certificate Account, if any.

                  To the extent the Class Balances of the Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J, Class K and Class NR Certificates have been reduced to zero on any Distribution Date, the Adjusted Available Distribution Amount remaining after application pursuant to clause
(a)(ii) above shall be applied to distribution of the Principal Distribution Amount for such Distribution Date and each subsequent Distribution Date to the Class A1, Class A2 Certificates pro rata based on their respective Class Balances.

                  (b) All distributions made with respect to each Class on each Distribution Date shall be computed by the Trustee based upon information furnished to the Trustee by the Master Servicer and allocated pro rata among the outstanding Certificates in such Class based on their respective Percentage Interests. All such distributions with respect to each Class (other than the final distribution with respect thereto) will be made on each Distribution Date to the Certificateholders of the respective Class of record at the close of business on the related Record Date and shall be made by wire transfer of immediately available funds to the account of any such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Trustee with wiring instructions no less than five Business Days prior to the related Record Date (or, in the case of the first Distribution Date, no later than the Delivery Date), or otherwise by check mailed to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the office of the Certificate Registrar or such other location specified in the notice to Certificateholders of such final distribution.

                  (c) Except as otherwise provided in Section 12.01, whenever the Trustee expects that the final distribution with respect to any Class of Certificates will be made on the next Distribution Date, the Trustee shall, promptly mail to each Holder on such date of such Class of Certificates and each Rating Agency a notice to the effect that:

                       (i) the Trustee expects that the final distribution with respect to such Class of Certificates will be made on such Distribution Date but only upon presentation and surrender of such Certificates at the office of the Certificate Registrar therein specified, and

                       (ii) no interest shall accrue on such Certificates from
                            and after such Distribution Date.

Any funds not distributed to any Holder or Holders of Certificates of such Class on such Distribution Date because of the failure of such Holder or Holders to tender their Certificates shall, on such date, be set aside and held in trust and credited to the account of the appropriate non-tendering Holder or Holders. If any Certificates as to which notice has been given pursuant to this Section 7.02(c) shall not have been surrendered for cancellation within six months after the time specified in such notice, the Trustee shall mail a second notice to the remaining non-tendering Certificateholders to surrender their Certificates for cancellation in order to receive the final distribution with respect thereto. If within one year after the second notice all such Certificates shall not have been surrendered for cancellation, the Trustee, directly or through an agent, shall take such steps to contact the remaining non-tendering Certificateholders concerning surrender of their Certificates as it shall deem appropriate. The costs and expenses of holding such funds in trust and of contacting such Certificateholders following the first anniversary of the delivery of such second notice to the non-tendering Certificateholders shall be paid out of such funds. No interest shall accrue or be payable to any Certificateholder on any amount held in trust hereunder by the Trustee as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 7.02(c). If, within two years after the second notice, any such Certificates shall not have been surrendered for cancellation, then Trustee shall pay over or continue to hold any amounts so held by the Trustee in accordance with applicable escheatment law.

             Section 7.03 Statements to Certificateholders.

                  (a) On each Distribution Date, the Trustee shall make available to each Holder and to each Certificate Owner which shall have certified to the Trustee that it is a Certificate Owner (or forward, in the case of each Holder or Certificate Owner which shall have requested such report from the Trustee), a statement as to the distributions made on such Distribution Date setting forth the information set forth in Exhibit K based, in so far as practicable and relevant, on the reports furnished to the Trustee by the Master Servicer for such Distribution Date in accordance with the provisions of this Agreement.

                  In addition, on each Distribution Date, the Trustee shall make available to each Rating Agency and each Underwriter in an electronic format each statement received prior to such Distribution Date prepared by the Master Servicer pursuant to this Agreement.

                  On each Distribution Date, the Trustee shall forward to the Depositor, each Underwriter, the Mortgage Loan Seller, the F/X Counterparty, each Rating Agency, and the Master Servicer a copy of the reports forwarded to the Certificateholders on such Distribution Date and, if not otherwise set forth in such reports a statement setting forth the amounts, if any, actually distributed with respect to the Certificates on such Distribution Date. The Trustee shall also provide such reports to the Master Servicer in an electronic format reasonably acceptable to the Master Servicer and the Trustee.

                  Subject to Section 6.03(g), upon request of any Certificateholder (or any Certificate Owner, if applicable, which shall have provided the Trustee with evidence satisfactory to the Special Servicer and the Trustee of its interest in a certificate pursuant to Section 11.04) or Rating Agency, the Trustee shall mail, without charge, to the address specified in such request, a copy of the most current Asset Strategy Report received by the Trustee for any Specially Serviced Mortgage Loan or REO Property. In addition, upon receipt of a written request of any Certificateholder (or any Certificate Owner, if applicable, which shall have provided the Trustee with evidence satisfactory to the Master Servicer and the Trustee of its interest in a certificate pursuant to Section 11.04) for a copy of any other report or statement, the Trustee shall forward such written request to the Master Servicer. To the extent such report or statement is available to the Master Servicer, the Master Servicer shall deliver a copy thereof to the Trustee for delivery to the requesting Certificateholder (or Certificate Owner) at the address specified in such request (including the calculation of the Prepayment Premium for any Mortgage Loan made pursuant to
Section 4.01(g)). The request, reproduction and delivery of such report or statement, shall be at the expense of the requesting Certificateholder (or Certificate Owner).

                  (b) The Trustee on behalf of the Depositor, shall furnish or cause to be furnished, promptly upon the written request of any Holder of a Class G, Class H, Class J, Class K, Class NR, Class R-I, Class R-II or Class R-III Certificate (or a Certificate Owner which shall have certified to the Trustee that it is a Certificate Owner of any such Class) reasonably current Rule 144A Information (as defined below) to such Certificateholder or to a prospective transferee of such a Certificate (or interests in such Certificate) designated by such Certificateholder, as the case may be, in connection with the resale of such Certificate or such interests by such Certificateholder pursuant to Rule 144A to the extent received from the Master Servicer or the Special Servicer. "Rule 144A Information" shall mean the information specified in Rule 144A(d)(4)(i) and (ii) under the Securities Act of 1933, as amended. The Trustee shall advise the Master Servicer or Special Servicer of any request by a Certificateholder and shall consult with the Master Servicer or Special Servicer as to the information to be supplied. Based upon such consultation and to the extent the Trustee is not in possession of reasonably current Rule 144A Information on the date of any such request, the Master Servicer and the Special Servicer shall, upon request from the Trustee, promptly provide the Trustee with reasonably current Rule 144A Information to the extent reasonably available. The Trustee may place its disclaimer on any such Rule 144A Information to the extent it is not the source of such information. The Trustee shall have no responsibility for the sufficiency under Rule 144A or any other securities laws of any available information so furnished to any person including any prospective purchaser of a Certificate or any interest therein, nor for the content or accuracy of any information so furnished which was prepared or delivered to the Trustee by another to the extent the information so furnished accurately sets forth the information prepared or delivered.

                  (c) Each of the Trustee, the Master Servicer and the Special Servicer shall deliver to the Directing Certificateholder copies of all reports, statements or notices prepared thereby or received thereby as requested by the Directing Certificateholder.

                  (d) The Trustee shall provide to any Person requesting a copy of the reports or statements delivered to Certificateholders pursuant to the first paragraph of clause (a) above, a copy of such reports or statements. The Trustee shall be entitled to charge such Person (other than the Rating Agencies, in which case such expenses shall be an expense of the Trust and paid as a Servicing Advance) a nominal fee to cover the cost of such mailing.

                  (e) The Trustee is hereby authorized to furnish, to Certificateholders and/or to the public any other information (such other information, collectively, "Additional Information") with respect to the Mortgage Loans, any Mortgaged Property or the Trust Fund as may be provided to it by the Depositor, the Master Servicer or Special Servicer or gathered by it in any investigation or other manner from time to time, provided that (A) any such Additional Information shall only be furnished with the consent or at the request of the Depositor, (B) the Trustee shall be entitled to indicate the source of all information furnished by it and the Trustee may affix thereto any disclaimer it deems appropriate in its sole discretion (including any warnings as to the confidential nature and/or the uses of such information as it may, in its sole discretion, determine appropriate), (C) the Trustee shall be entitled (but not obligated) to require payment from each recipient of a reasonable fee for, and its out-of-pocket expenses incurred in connection with, the collection assembly, reproduction or delivery of any such Additional Information and (D) the Trustee shall be entitled to distribute or make available such information in accordance with such reasonable rules and procedures as it may deem necessary or appropriate (which may include the requirement that an agreement that provides such information shall be used solely for purposes of evaluating the investment characteristics or valuation of the Certificates be executed by the recipient, if and to the extent the Trustee deems the same to be necessary or appropriate. With the written approval of the Depositor, the Trustee may make available such Additional Information through its Corporate Trust home page on the world wide web. In furtherance of the foregoing, within twenty days following the Closing Date, the Depositor shall furnish to the Trustee in electronic format copies of this Pooling Agreement, which, with the written approval of the Depositor, the Trustee may also make available through its Corporate Trust home page on the world wide web. Nothing herein shall be construed to impose upon the Trustee any obligation or duty to furnish or distribute any Additional Information to any Person in any instance, and the Trustee shall neither have any liability for furnishing nor for refraining from furnishing Additional Information in any instance. The Trustee shall be entitled (but not required) to require that any consent, direction or request given to it pursuant to this clause (e) be made in writing.

                  (f) The Trustee shall make available to all Certificateholders, Pool Factor information for the immediately succeeding Distribution Date (but no earlier than two (2) Business Days preceding such Distribution Date) through the Trustee's Factor Lookup On the Web ("FLOW") system. Certificateholders can access FLOW through the Trustee's web page at "corporatetrust.statestreet.com" by clicking the "Investor Information and Reporting" button and clicking on the "General" tab on the left side. Pool Factor information is available on FLOW for up to and including the four previous Distribution Dates.

                  The Trustee will make available the monthly statement to Certificateholders prepared pursuant to the first paragraph of Section 7.03(a) and all associated reporting information via its Corporate Trust home page on the world wide web.

             Section 7.04 Distribution of Reports to the Trustee and the Depositor; Advances by the Master Servicer.

                  On or prior to 12:00 P.M., New York City time, on the second Business Day prior to each Distribution Date, the Master Servicer shall furnish a written statement (and an electronic data file) to the Trustee, with a copy to the Special Servicer, pursuant to Section 4.10 setting forth (i) the amounts available for deposit into the Certificate Account and (ii) the amounts required to be advanced by the Servicers in connection with the related Distribution Date. The determination by the Master Servicer of such amounts shall, in the absence of obvious error, be presumptively deemed to be correct for all purposes hereunder and the Trustee shall be protected in relying upon the same without any independent check or verification. To the extent such statement indicates one or more delinquencies in connection with which a related Advance was not made by the Master Servicer or Special Servicer, the Trustee shall commence an evaluation of whether an Advance by the Trustee may be required and whether it would be a Nonrecoverable Advance; provided, however, that notwithstanding such examination, the Trustee shall have no responsibility for reviewing or confirming any decision made with respect to an Advance by a Servicer. The Master Servicer shall promptly provide to the Trustee, upon request, such information as the Master Servicer may have to enable the Trustee to make such determination.

                  In the event that the Master Servicer determines as of the Business Day preceding the Master Remittance Date that it will be unable to deposit in the Certificate Account an amount equal to the P&I Advance required to be made for the immediately succeeding Distribution Date (including any P&I Advance required to be made by the Special Servicer pursuant to Section 6.10), it shall give notice to the Trustee of its inability to advance (such notice may be given by telecopy), not later than 3:00 P.M., Boston time, on such Business Day, specifying the portion of such amount that it will be unable to deposit. Unless the Master Servicer shall have directly or indirectly deposited in the Certificate Account by 11:00 A.M. on the related Distribution Date, such portion of the amount of such Advance as to which the Master Servicer shall have given notice pursuant to the preceding sentence, the provisions of Section 10.01 shall apply and the Trustee (a) may terminate all of the rights and obligations of the Master Servicer under this Agreement in accordance with Section 10.01, (b) may assume the rights and obligations of the Master Servicer hereunder in accordance with Section 10.02, and (c) shall make such required Advance (subject to its own determination of nonrecoverability) not later than noon, Boston time, on such Distribution Date.

                  The Trustee shall deposit all funds it receives pursuant to this Section 7.04 into the Certificate Account.

             Section 7.05 Allocations of Realized Losses and Collateral Value Adjustments.

                  All Realized Losses reported for any Distribution Date shall be allocated by the Trustee as follows in reduction of the related Class
Balance: first, to the Class NR Certificates until the Class Balance thereof has been reduced to zero; second, to the Class K Certificates until the Class Balance thereof has been reduced to zero; third, to the Class J Certificates until the Class Balance thereof has been reduced to zero; fourth, to the Class H Certificates until the Class Balance thereof has been reduced to zero; fifth, to the Class G Certificates until the Class Balance thereof has been reduced to zero; sixth, to the Class F Certificates until the Class Balance thereof has been reduced to zero; seventh, to the Class E Certificates until the Class Balance thereof has been reduced to zero; eighth, to the Class D Certificates until the Class Balance thereof has been reduced to zero; ninth, to the Class C Certificates until the Class Balance thereof has been reduced to zero; tenth, to the Class B Certificates until the Class Balance thereof has been reduced to zero, and the remainder of such Realized Losses to the Class A1 and Class A2 Certificates, pro rata, until their respective Class Balances have been reduced to zero. Notwithstanding the foregoing, Realized Losses with respect to interest amounts will not be allocated to any class of Certificates in reduction of the related Class Balance in an amount which exceeds the excess of the aggregate Stated Principal Balance of the Mortgage Loans as of the related Determination Date over the aggregate Class Balance of the Certificates after any other reductions or payments thereon for such Distribution Date. The allocation of a Collateral Value Adjustment to a Class of Certificates shall reduce such Class' Class Balance for purposes of determining Voting Rights.

                                 ARTICLE VIII

                               THE CERTIFICATES

             Section 8.01 The Certificates.

                  (a) The Certificates will be substantially in the form annexed hereto as Exhibit A. The Class A1, Class A2, Class X, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J, Class K, and Class NR Certificates will be issuable only in minimum denominations (based on their respective Original Class Balances or Notional Amount) corresponding to initial Certificate Balances as of the Delivery Date of not less than $25,000, or Notional Amounts as of the Delivery Date of not less than $100,000, and integral multiples of $1 in excess thereof. Only one Class R-I, one Class R-II and one Class R-III Certificate may be issued.

                  (b) The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee in its capacity as trustee hereunder by an authorized officer under its seal imprinted thereon. Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by the Certificate Registrar by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

                  (c) The Class A1, Class A2, Class X, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J , Class K, and Class NR Certificates shall initially be issued as one or more Certificates registered in the name of the Depository or its nominee and, except as provided below, registration of such Certificates may not be transferred by the Trustee except to another Depository that agrees to hold such Certificates for the respective Certificate Owners with Ownership Interests therein. The Certificate Owners shall hold their respective Ownership Interests in and to each of the referenced herein Certificates (except for such remainders) through the book-entry facilities of the Depository and, except as provided below, shall not be entitled to Definitive Certificates in respect of such Ownership Interests. All transfers by Certificate Owners of their respective Ownership Interests in the Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall transfer the Ownership Interests only in the Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures. Neither the Trustee nor the Certificate Registrar shall have a duty to monitor the transfer of Ownership Interests in any Book-Entry Certificate.

                  The Trustee, the Master Servicer and the Depositor may for all purposes (including the making of payments due on the respective Classes of Book-Entry Certificates (and, if necessary, the selection of the Directing Certificateholder)) deal with the Depository as the authorized representative of the Certificate Owners with respect to the respective Classes of Book-Entry Certificates for the purposes of exercising the rights of Certificateholders hereunder. The rights of Certificate Owners with respect to the respective Classes of Book-Entry Certificates shall be limited to those established by law and agreements between such Certificate Owners and the Depository Participants and brokerage firms representing such Certificate Owners. Multiple requests and directions from, and votes of, the Depository as Holder of any Class of Book-Entry Certificates with respect to any particular matter shall not be deemed inconsistent if they are made with respect to different Certificate Owners. The Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and shall give notice to the Depository of such record date.

                  If (i) (A) the Depositor advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository and (B) the Depositor is unable to locate a qualified successor or (ii) the Depositor at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners representing the same. In addition, upon request, the Trustee will issue Definitive Certificates in exchange for Ownership Interests in like Certificate Balances of the Book-Entry Certificates for the Class G, Class H, Class J, Class K or Class NR Certificates in connection with a transfer permitted pursuant to Section 8.02(b)(ii). Upon surrender to the Trustee of the Book-Entry Certificates by the Depository, accompanied by registration instructions from the Depository for registration of transfer, the Trustee shall issue the Definitive Certificates. Neither the Depositor, the Master Servicer nor the Trustee shall be liable for any actions taken by the Depository or its nominee, including, without limitation, any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Depositor in connection with the issuance of the Definitive Certificates pursuant to this Section 8.01 shall be deemed to be imposed upon and performed by the Trustee, and the Trustee and the Master Servicer shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

                  Within ten Business Days after the Closing Date, the Depositor shall supply the Trustee with an inventory of certificate forms comprised of ten blank forms for each class of certificate together with the forms of each class of certificate on diskette in read-only format.

             Section 8.02 Registration of Transfer and Exchange of
Certificates.

                  (a) At all times during the term of this Agreement, there shall be maintained at the office of the Certificate Registrar a Certificate Register in which, subject to such reasonable regulations as the Certificate Registrar may prescribe, the Certificate Registrar shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee is hereby initially appointed (and hereby agrees to act) as Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided. The Certificate Registrar may appoint, by a written instrument delivered to the Trustee, any other bank or trust company to act as Certificate Registrar under such conditions as the predecessor Certificate Registrar may prescribe, provided that the predecessor Certificate Registrar shall not be relieved of any of its duties or responsibilities hereunder by reason of such appointment. The Master Servicer shall have the right to inspect the Certificate Register or to obtain a copy thereof at all reasonable times, and to rely conclusively upon a certificate of the Certificate Registrar as to the information set forth in the Certificate Register.

                  (b) No transfer of any Class G, Class H, Class J, Class K, Class NR, Class R-I, Class R-II and Class R-III Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "1933 Act"), and effective registration or qualification under applicable state securities laws, or is made in a transaction which does not require such registration or qualification. If such a transfer is to be made without registration or qualification and is to be made in connection with the issuance or transfer of a Definitive Certificate, then the Certificate Registrar shall require, in order to assure compliance with such laws, receipt of: (i) if such transfer is purportedly being made in reliance upon Rule 144A under the 1933 Act, a certificate from the prospective transferee substantially in the form attached as Exhibit D-1 hereto, (ii) if such transfer is purportedly being made in reliance upon Regulation S under the 1933 Act, a certificate from the prospective transferee substantially in the form attached as Exhibit D-2 hereto, (iii) if such transfer is purportedly being made in reliance upon Rule 144 under the 1933 Act, a certificate from the prospective transferee substantially in the form attached as Exhibit D-3 hereto, and (iv) in all other cases, (A) except where the Depositor or an Affiliate thereof is the transferor or transferee, an Opinion of Counsel satisfactory to the Certificate Registrar to the effect that such transfer may be made without such registration or qualification (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Depositor, the Master Servicer, the Trustee or the Certificate Registrar in their respective capacities as such),
(B) a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached as Exhibit C hereto and (C) a certificate from such Certificateholder's prospective transferee substantially in the form attached as Exhibit E hereto. None of the Depositor, the Trustee or the Certificate Registrar is obligated to register or qualify the Class G, Class H, Class J, Class K, Class NR, Class R-I, Class R-II and Class R-III Certificates under the 1933 Act or any other securities law or to take any action not otherwise required under this Agreement to permit the transfer of any Class G, Class H, Class J, Class K, Class NR, Class R-I, Class R-II and Class R-III Certificate without registration or qualification. Any Class G, Class H, Class J, Class K, Class NR, Class R-I, Class R-II or Class R-III Certificateholder desiring to effect such a transfer shall, and does hereby agree to, indemnify the Trustee, the Certificate Registrar and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

                  (c) None of the Certificates except for the Class A1, Class A2 or Class X Certificates shall be transferred to (A) any employee benefit plan or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Code (each, a "Plan") or (B) any Person who is directly or indirectly purchasing any such Class or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, unless the prospective transferee provides the Certificate Registrar with a certification of facts and an Opinion of Counsel which establish to the satisfaction of the Certificate Registrar that such transfer will not result in a violation of Section 406 of ERISA or Section 4975 of the Code or cause the Master Servicer or the Trustee to be deemed a fiduciary of such Plan or result in the imposition of an excise tax under Section 4975 of the Code. In the absence of its having received the certification and Opinion of Counsel contemplated by the preceding sentence, the Certificate Registrar shall require the prospective transferee of any Class G, Class H, Class J, Class K, Class NR, Class R-I, Class R-II or Class R-III Certificate to certify, that it is neither (A) a Plan nor (B) a Person who is directly or indirectly purchasing any such Class Certificates on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan.

                  (d) Transfers of the Class B, Class C, Class D, Class E and Class F Certificates shall not be registered by the Trustee unless the Trustee receives: (i) a representation from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Trustee, to the effect that such transferee is not a Plan or a person investing on behalf of or using the assets of a Plan to effect such transfer, (ii) if the purchaser is an insurance company, a representation that the purchaser is an insurance company general account" (as such term is defined in Section V(e) of the Prohibited Transaction Class Exemption 95-60 (60 Fed. Reg. 35925, July 12,
1995) ("PTCE 95-60")) and that the purchase and holding of such Certificates are covered under Sections I and III of PTCE 95-60; or (iii) an Opinion of Counsel satisfactory to the Trustee that the purchase and holding of such Certificate by a Plan, any person acting on behalf of a Plan or using a Plan's assets will not result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the prohibited transaction requirements of ERISA and the Code and will not subject the Trustee to any obligation in addition to those undertaken in this Agreement. The representations in (i) or (ii) shall be deemed to have been made to the Trustee by the transferee's acceptance of a Class B, Class C, Class D, Class E or Class F Certificate.

                  (e) No transfer of any Residual Certificate shall be made to a Non-United States Person. Notwithstanding anything to the contrary contained herein, prior to registration of any transfer, sale or other disposition of a Residual Certificate, the Certificate Registrar shall have received (i) an affidavit from the proposed transferee substantially in the form attached as Exhibit F-1 hereto, to the effect that, among other things, (A) such transferee is not a Disqualified Organization or an agent (including a broker, nominee or middleman) of a Disqualified Organization, (B) such transferee is not a Non-United States Person, (C) such transferee has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as the Residual Certificate remains outstanding, and
(D) no purpose of such proposed transfer, sale or other disposition of the Residual Certificate is or will be to impede the assessment or collection of any tax, and (ii) a certificate from the transferor substantially in the form attached as Exhibit F-2 hereto, to the effect that, among other things, no purpose of such proposed transfer, sale or other disposition of the Residual Certificate is or will be to impede the assessment or collection of any tax. Notwithstanding the registration in the Certificate Register of any transfer, sale or other disposition of a Residual Certificate to a Disqualified Organization or an agent (including a broker, nominee or middleman) of a Disqualified Organization or to a Non-United States Person, such registration shall be deemed to be of no legal force or effect whatsoever and such Person shall not be deemed to be a Certificateholder for any purpose hereunder, including, but not limited to, the receipt of distributions in respect of such Residual Certificate. If any purported transfer of a Residual Certificate shall be in violation of the provisions of this Section 8.02(d), then the prior Holder of the Residual Certificate purportedly transferred shall, upon discovery that the transfer of such Residual Certificate was not in fact permitted by this Section 8.02(d), be restored to all rights as Holder thereof retroactive to the date of the purported transfer. The Trustee shall be under no liability to any Person for any registration of transfer of a Residual Certificate that is not permitted by this Section 8.02(d) or for making payments due on such Residual Certificate to the purported Holder thereof or taking any other action with respect to such purported Holder under the provisions of this Agreement. The prior Holder shall be entitled to recover from any purported Holder of a Residual Certificate that was in fact not a permitted transferee under this Section 8.02(d) at the time it became a Holder all payments made on such Residual Certificate. The Holder of Residual Certificates, by its acceptance thereof, shall be deemed for all purposes to have consented to the provisions of this Section 8.02 and to any amendment of this Agreement deemed necessary by counsel of the Depositor to ensure that the transfer of a Residual Certificate to a Disqualified Organization or any other Person will not cause the Trust Fund to cease to qualify as a REMIC or cause the imposition of a tax upon the Trust Fund.

                  (f) Each Holder of a Certificate, by its acceptance thereof, shall be deemed to represent that neither MGT nor any of its affiliates has discretionary authority or control with respect to the investment of the Plan's assets invested in the related Certificate, or gives investment advice with respect to the investment of such assets.

                  (g) Subject to the preceding subsections, upon surrender for registration of transfer of any Certificate at the office of the Certificate Registrar, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of the same Class of a like aggregate Percentage Interest.

                  (h) At the option of any Holder, its Certificates may be exchanged for other Certificates of authorized denominations of the same Class of a like aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at the office of the Certificate Registrar. Whenever any Certificates are so surrendered for exchange the Trustee shall execute and the Certificate Registrar shall authenticate and deliver the Certificates which the Certificateholder making the exchange is entitled to receive.

                  (i) Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

                  (j) No service charge shall be imposed for any transfer or exchange of Certificates, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                  (k) All Certificates surrendered for transfer and exchange shall be physically cancelled by the Certificate Registrar and a certificate of such cancellation shall be delivered to the Trustee by the Certificate Registrar. The Certificate Registrar shall hold such cancelled Certificates in accordance with its standard procedures.

             Section 8.03 Mutilated, Destroyed, Lost or Stolen Certificates.

                  If (i) any mutilated Certificate is surrendered to the Certificate Registrar, or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Trustee and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of the same Class and like Percentage Interest. Upon the issuance of any new Certificate under this Section, the Trustee and the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) connected therewith. Any replacement Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

             Section 8.04 Persons Deemed Owners.

                  The Depositor, the Master Servicer, the Special Servicer, the Trustee, the Certificate Registrar and any agent of any of them may treat the person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section
7.02 and for all other purposes whatsoever, and neither the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Certificate Registrar nor any agent of any of them shall be affected by notice to the contrary.

                                  ARTICLE IX

                                 THE DEPOSITOR

             Section 9.01 Liability of the Depositor.

                  The Depositor shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Depositor herein.

             Section 9.02 Merger, Consolidation or Conversion of the
Depositor.

                  Subject to the following paragraph, the Depositor will keep in full effect its existence, rights and franchises as a corporation under the laws of the jurisdiction of its incorporation, and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

                  The Depositor may be merged or consolidated with or into any Person, or transfer all or substantially all of its assets to any Person, in which case any Person resulting from any merger or consolidation to which the Depositor, shall be a party, or any Person succeeding to the business of the Depositor, shall be the successor of the Depositor hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

             Section 9.03 Limitation on Liability of the Depositor and Others.

                  Neither the Depositor nor any of its directors, officers, employees or agents shall be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor or any such Person against any breach of warranties or representations made herein, or against any liability which would otherwise be imposed by reason of misfeasance, bad faith or negligence in the performance of duties. The Depositor and any director, officer, employee or agent thereof may rely in good faith on any document of any kind which, prima facie, is properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor shall not be under any obligation to appear in, prosecute or defend any legal action unless such action is related to its respective duties under this Agreement and in its opinion does not involve it in any expense or liability.

                                  ARTICLE X

                                    DEFAULT

             Section 10.01 Events of Default.

                  "Event of Default", wherever used herein, means with respect to any Servicer any one of the following events:

                       (i) with respect to the Master Servicer, failure to advance or remit when due to the Trustee for deposit into the Certificate Account any amount required to be advanced or remitted under the terms of this Agreement; with respect to the Special Servicer, failure to advance or remit to the Master Servicer, as required hereunder, any amount required to be advanced or remitted under the terms of the Agreement within one Business Day of the date required pursuant to the terms of this Agreement; or

                       (ii) except as set forth in clause (i) above, such
                            Servicer shall (x) fail to remit to the Master Servicer or deposit in the Collection Account, Escrow Account or REO Account any amount required to be so remitted or deposited under the terms of this Agreement within one (1) Business Day of the date required pursuant to the terms of this Agreement or (y) fail to make any Advance required to be made by such Servicer under this Agreement within one (1) Business Day of the date required pursuant to the terms of this Agreement; or

                       (iii) such Servicer shall fail to timely deliver to the
                            Trustee or any other Servicer any report required pursuant to the provisions of this Agreement and such failure shall continue unremedied for a period of two (2) Business Days following receipt by such Servicer of notice from the Trustee or other Servicer of such failure; or

                       (iv) any failure on the part of such Servicer duly to
                            observe or perform in any material respect any other of the covenants or agreements on the part of such Servicer contained in this Agreement which continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to such Servicer by the Depositor, the Trustee, or, in the case of the Special Servicer, the Master Servicer or to such Servicer (with a copy to the Depositor, the Trustee, and, in the case of the Special Servicer, the Master Servicer) by the Holders of Certificates entitled to at least 25% of the Voting Rights of any Class affected thereby; or

                       (v) any breach of the representations and warranties contained in Section 2.03(b) which materially and adversely affects the interests of any Class of Certificateholders and which continues unremedied for a period of 30 days after the date on which notice of such breach, requiring the same to be remedied, shall have been given to such Servicer by the Depositor, the Trustee or, in the case of the Special Servicer, the Master Servicer, or to such Servicer (with a copy to the Depositor, the Trustee and, in the case of the Special Servicer, the Master Servicer) by the Holders of Certificates entitled to at least 25% of the Voting Rights of any Class affected thereby; or

                       (vi) a decree or order of a court or agency or
                            supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against such Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of sixty
                            (60) days; or

                       (vii) such Servicer shall consent to the appointment of
                            a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to such Servicer or of or relating to all or substantially all of its property; or

                       (viii) such Servicer shall admit in writing its
                            inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

                       (ix) such Servicer shall fail to maintain a required
                            license to do business or service multifamily and commercial mortgage loans in accordance with Accepted Servicing Practices or Accepted Special Servicing Practices, as applicable, and as provided in this Agreement, in any jurisdiction where the Mortgaged Properties or REO Properties are located, which failure materially and adversely affects the interests of any Class of Certificateholders and such failure shall continue unremedied for a period of thirty (30) Business Days after the date upon which such Servicer has been notified or otherwise becomes aware of such failure (or such extended period reasonably approved by the Trustee to the extent such Servicer is diligently proceeding to cure such failure and such extended period shall not have any further material and adverse effect on such Certificateholders' interests) and none of the then-current rating or ratings of all outstanding Classes of the Certificates would be qualified (if applicable), downgraded or withdrawn by any Rating Agency as a result thereof; or

                       (x) except as otherwise permitted pursuant to the express terms of this Agreement, such Servicer attempts to assign its right to servicing compensation hereunder or a Servicer attempts, without the prior written consent of Trustee, to assign this Agreement or the servicing responsibilities hereunder or any portion thereof; or

                       (xi) Either DCR or Moody's has given written
                            confirmation that with respect to any Servicer that maintaining the Servicer in such capacity hereunder will cause a downgrade, qualification (if applicable) or withdrawal of the ratings then assigned to the Certificates or a Servicer is no longer approved as a Servicer by S&P;

then, and in each and every such case, so long as an Event of Default shall not have been remedied, the Trustee may, and at the written direction of the Holders of Certificates entitled to, (a) in the case of an Event of Default described in clauses (i)-(v) hereof, at least 25% of the Voting Rights of any affected Class of Certificates, or (b) in the case of any Event of Default described in clauses (ix) through (x) hereof, at least 25% of all of the Voting Rights, subject to Section 3.10, terminate all of the rights and obligations of such Servicer as such Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof; and with respect to clause
(xi) above the Trustee shall terminate all the rights and obligations of such Servicer without a vote by the Holders, subject to Section 3.10(b). From and after the receipt by such Servicer of such written notice, or upon the occurrence of an Event of Default described in clauses (vi)-(viii) hereof, all authority and power of such Servicer under this Agreement shall pass to and be vested in the Master Servicer (or, if such Servicer is the Master Servicer or the Special Servicer and the Master Servicer are the same Person, the Trustee) pursuant to and under this Section, and, without limitation, the Master Servicer or the Trustee, as applicable, is hereby authorized and empowered to execute and deliver, on behalf of and at the expense of such Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. Each Servicer agrees promptly (and in any event no later than ten Business Days subsequent to such notice) to provide the Master Servicer or Trustee, as applicable, with all documents and records requested by it to enable it to assume such Servicer's functions hereunder, and to cooperate with the Master Servicer or the Trustee, as applicable, in effecting the termination of such Servicer's responsibilities and rights hereunder. Any expenses incurred by the Trustee in connection with the transfer of servicing functions shall be paid by the terminated Servicer and shall not be an expense of the Trustee.

             Section 10.02 Trustee to Act; Appointment of Successor.

                  On and after the time the Master Servicer or the Special Servicer receives a notice of termination pursuant to Section 10.01, the Trustee shall be the successor in all respects to such Servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto and arising thereafter placed on such Servicer by the terms and provisions hereof; provided, however, that any failure to perform such duties or responsibilities caused by such Servicer's failure to provide information or monies required by Section 10.01 shall not be considered a default by the Trustee hereunder. The Trustee shall not be liable for any of the representations and warranties of the Master Servicer or the Special Servicer or for any losses incurred by such Servicer hereunder. As compensation therefor, the Trustee shall be entitled to the servicing fees and all funds relating to the Mortgage Loans which such Servicer would have been entitled to charge to the Trust Fund if such Servicer had continued to act hereunder. Notwithstanding the above, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act or such Trustee does not meet the requirements set forth in Section 3.10(d), or if the Holders of Certificates entitled to at least more than 66 2/3% of the Voting Rights so request in writing to the Trustee, promptly appoint a successor pursuant to Section 3.10. Pending appointment of a successor to the Master Servicer or the Special Servicer hereunder, the Trustee shall act in such capacity as hereinabove provided.

             Section 10.03 Notification to Certificateholders.

                  (a) Upon any such termination pursuant to Section 10.01 above, any appointment of a successor to the Master Servicer pursuant to
Section 10.02, or any appointment of a Replacement Special Servicer pursuant to Section 6.16, the Trustee shall give prompt written notice thereof to Certificateholders and each Rating Agency at their respective addresses appearing in the Certificate Register.

                  (b) Not later than the later of 60 days after the occurrence of an Event of Default, the Trustee shall transmit by mail to the Depositor and all Certificateholders notice of such occurrence, unless such default shall have been cured or waived.

             Section 10.04 Waiver of Events of Default.

                  The Holders representing at least 66-2/3% of the Voting Rights evidenced by all Classes of Certificates affected by any Event of Default hereunder may waive such Event of Default; provided, however, that an Event of Default under clause (i), (ii) or (xi) of Section 10.01 may be waived only by all of the Certificateholders. Upon any such waiver of an Event of Default, such Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose hereunder, except that no Event of Default under Section 10.01(i) shall be deemed so waived or cured unless and until the Trustee has been reimbursed in full for all Advances which they may have made hereunder. No such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereon except to the extent expressly so waived. Notwithstanding any other provisions of this Agreement, for purposes of waiving any Event of Default pursuant to this Section 10.04, Certificates registered in the name of the Depositor or any Affiliate of the Depositor shall be entitled to Voting Rights with respect to the matters described above.

             Section 10.05 Additional Remedies of Trustee Upon Event of
Default.

                  During the continuance of any Event of Default, so long as such Event of Default shall not have been remedied, the Trustee, in addition to the rights specified in Section 10.01, shall have the right, in its own name and as trustee of an express trust, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce the rights and remedies, of the Certificateholders (including the institution and prosecution of all judicial, administrative and other proceedings and the filings of proofs of claim and debt in connection therewith). Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy, and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Event of Default.

ARTICLE XI

                            CONCERNING THE TRUSTEE

             Section 11.01 Duties of Trustee.

                  (a) The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. If an Event of Default occurs and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs. Any permissive right of the Trustee contained in this Agreement shall not be construed as a duty.

                  (b) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement, if applicable. If any such instrument is found not to conform to the requirements of this Agreement if applicable in a material manner, the Trustee shall take such action as it deems appropriate to have the instrument corrected. The Trustee shall not be responsible for the accuracy or content of any resolution, certificate, statement, opinion, report, document, order or other instrument furnished by the Depositor, the Master Servicer or the Special Servicer, and accepted by the Trustee in good faith, pursuant to this Agreement.

                  (c) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own misconduct; provided, however, that:

                       (i) Prior to the occurrence of an Event of Default, and after the curing of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement;

                       (ii) The Trustee shall not be personally liable for an
                            error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

                       (iii) The Trustee shall not be personally liable with
                            respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Holders of Certificates entitled to at least 25% of the Voting Rights relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement.

                  (d) Within 30 days after the Delivery Date, the Depositor shall deliver to the Trustee and within 90 days after the Delivery Date, the Trustee, shall sign and mail to each borrower in respect of an ARD Loan notice in writing to the effect that the Trust Fund waives any and all rights to receive Excess Interest at an Excess Rate exceeding 200 basis points (and all interest on such Excess Interest). The Trustee may not waive any right to receive Excess Interest in respect of any ARD Loan if the related borrower has not been so advised within the first 90 days after the Delivery Date unless the Trustee is provided with an Opinion of Counsel to the effect that such waiver would not constitute an "exchange" under Section 1001 of the Code, which Opinion of Counsel shall not be an expense of the Trust. Each such borrower shall be an intended third-party beneficiary of the provisions of this paragraph.

             Section 11.02 Monitoring Certificateholders and Directing Certificateholder.

                  (a) Each Monitoring Certificateholder is hereby deemed to have agreed by virtue of its purchase of a Certificate to provide its name and address to the Trustee and to notify the Trustee of the transfer of any Certificate of a Monitoring Class, the selection of a Directing Certificateholder or the resignation or removal thereof. The Directing Certificateholder is hereby deemed to have agreed by virtue of its purchase of a Certificate to notify the Trustee when such Certificateholder is appointed Directing Certificateholder and when it is removed or resigns. To the extent there is only one Monitoring Certificateholder and it is also the Special Servicer, it shall be the Directing Certificateholder.

                  (b) Within thirty (30) days of the Delivery Date, the Trustee shall notify the Monitoring Certificateholders that they may select a Directing Certificateholder for purposes of Sections 6.03 and 6.11 of this Agreement. Such notice shall set forth the process established by the Trustee in order to select a Directing Certificateholder.

                  (c) A "Monitoring Class" as of any time of determination shall be the following Class or Classes of Certificates:

                       (i) if the Class outstanding with the most subordinate interest in the Trust Fund represents at least 1.50% by Class Balance (adjusted for Collateral Value Adjustments) of all the Certificates, such Class only;

                       (ii) otherwise, each Class, in reverse order of
                            seniority, but only to the extent necessary to represent, in the aggregate, at least 1.50% by Class Balance (adjusted for Collateral Value Adjustments) of all the Certificates.

                  (d) Once a Directing Certificateholder has been selected pursuant to clause (b) above, each of the Master Servicer, the Special Servicer, the Depositor, the Trustee and each other Certificateholder (or Certificate Owner, if applicable) shall be entitled to rely on such selection unless a majority of the Monitoring Certificateholders, by Certificate Balance, or such Directing Certificateholder shall have notified the Trustee and each other Monitoring Certificateholder, in writing, of the resignation of such Directing Certificateholder or the selection of a new Directing Certificateholder. Upon the resignation of a Directing Certificateholder, the Trustee shall request the Monitoring Certificateholders to select a new Directing Certificateholder.

                  (e) Within two (2) Business Days (or as soon thereafter as practicable if Monitoring Certificates are held in Book-Entry Form) of receiving a request from the Special Servicer pursuant to Section 6.03(a) the Trustee shall deliver to the Special Servicer and the Master Servicer a list of each Monitoring Certificateholder and the Directing Certificateholder including names and addresses. In addition to the foregoing, within two (2) Business Days of receiving notice of the selection of a new Directing Certificateholder or the existence of a new Monitoring Certificateholder, the Trustee shall notify the Special Servicer.

                  (f) If at any time a Book-Entry Certificate belongs to a Monitoring Class, the Trustee shall notify the related Certificateholders (through the Depository, unless the Trustee shall have been previously provided with the name and address of such Certificateholder) of such event and shall request that it be informed of any change in the identity of the related Certificate Owner from time to time.

                  (g) Until it receives notice to the contrary each of the Servicers and the Trustee shall be entitled to rely on the most recent notification with respect to the identity of the Monitoring Certificateholders and the Directing Certificateholder.

             Section 11.03 Powers of Attorney.

                  The Trustee shall execute and deliver any powers of attorney prepared and delivered to it by the Master Servicer pursuant to Section 4.01(b) or the Special Servicer pursuant to Section 6.03(b).

             Section 11.04 Certification by Certificate Owners.

                  To the extent that under the terms of this Agreement, it is necessary to determine whether any Person is a Certificate Owner, the Trustee shall make such determination based on a certification of such Person, in form acceptable to the Trustee, which shall specify, in reasonable detail satisfactory to the Trustee, the Class and Certificate Balance of the Certificate owned, the value of such Person's interest in such Certificate and any intermediaries through which such Certificate is held. The Trustee shall make such determination at the request of such Person or any Servicer. The Trustee shall be entitled to rely conclusively on information it receives from the Depository, Depository Participants, and indirect participating brokerage firms for which a Depository Participant acts as agent, with respect to the identity of a Certificate Owner.

             Section 11.05 Certain Matters Affecting the Trustee.

                  Except as otherwise provided in Section 11.01:

                  (a) The Trustee may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (b) The Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance therewith;

                  (c) The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to make any investigation of matters arising hereunder or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; the Trustee shall not be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs;

                  (d) The Trustee shall not be personally liable for any action reasonably taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

                  (e) Prior to the occurrence of an Event of Default hereunder and after the curing or waiver of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by Holders of Certificates entitled to at least 25% of the Voting Rights; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to taking any such action. The reasonable expense of every such reasonable examination shall be paid by the Master Servicer or, if paid by the Trustee, shall be repaid by the Master Servicer upon demand;

                  (f) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys, provided, however, that the Trustee shall remain liable for the performance of all duties hereunder;

                  (g) The Trustee shall not be required to obtain a deficiency judgment against any Mortgagor;

                  (h) For all purposes under this Agreement, the Trustee shall not be deemed to have notice of any Event of Default hereunder unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office, and such notice references the Holders of the Certificates and this Agreement;

                  (i) The Trustee shall not be responsible for any act or omission of the Certificate Registrar (unless the Trustee or an Affiliate of the Trustee is acting as Certificate Registrar), the Master Servicer, the Special Servicer or the Depositor;

                  (j) Other than as expressly provided herein, the Trustee shall not be required to monitor the activities of any Servicer and shall not be responsible for the actions or omissions of any such Servicer.

             Section 11.06 Trustee Not Liable for Certificates or Mortgage
Loans.

                  The recitals contained herein and in the Certificates, other than the Certificate of Authentication, shall be taken as the statements of the Depositor, the Master Servicer or the Special Servicer, as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement (other than as to the due authorization, execution and delivery thereof by it) or of the Certificates (other than as to the due authorization and execution thereof by it) or of any Mortgage Loans or related document. The Trustee shall not be accountable for the use or application by the Depositor of any of the Certificates issued to it or of the proceeds of such Certificates, or for the use or application of any funds paid to the Depositor in respect of the assignment of the Mortgage Loans to the Trust Fund, or any funds deposited in or withdrawn from the Certificate Account or any other account by or on behalf of the Depositor, the Master Servicer or the Special Servicer. The Trustee shall not be responsible for the accuracy or content of any resolution, certificate, statement, opinion, report, document, order or other instrument furnished by the Depositor, the Master Servicer or the Special Servicer, and accepted by the Trustee in good faith, pursuant to this Agreement.

             Section 11.07 Trustee May Own Certificates.

                  The Trustee, in its individual or any other capacity, may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.

             Section 11.08 Fees and Expenses of Trustee; Indemnification of Trustee.

                  (a) The Trustee shall be entitled to pay itself as reasonable compensation from amounts remitted to the Certificate Account (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by it in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties of the Trustee hereunder on each Distribution Date in an amount equal to 0.0035% per annum, calculated on the same basis as interest on the Certificates (the "Trustee Fee Rate").

                  (b) The Trustee and any director, officer, employee or agent of the Trustee shall be entitled to indemnification out of the Certificate Account from time to time for any loss, liability or expense (including without limitation costs and expenses of litigation, and of investigation, counsel fees, damages, judgments and amounts paid in settlement) incurred in connection with any act or omission on the part of the Trustee with respect to this Agreement or the Certificates (other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence of the Trustee in the performance of duties hereunder, or as may arise from a breach of any representation or warranty of the Trustee set forth herein or from any failure of the Trustee to perform its obligations set forth in Section 11.15, or as may be covered under Section 10.01); provided, however, that with respect to any third party claim:

                       (i) the Trustee shall have given the Master Servicer, the Depositor, the Holders and, if in respect to a Specially Serviced Mortgage Loan, the Special Servicer, written notice thereof promptly after the Trustee shall have knowledge thereof;

                       (ii) while maintaining control over its own defense,
                            the Trustee shall cooperate and consult fully with the Master Servicer, the Depositor and, if in the respect to a Specially Serviced Mortgage Loan, the Special Servicer in preparing such defense; and

                       (iii) notwithstanding anything to the contrary in this
                            Section 11.08, the Trust Fund shall not be liable for settlement of any such claim by the Trustee entered into without the prior consent of the Master Servicer, the Depositor and, if in the respect to a Specially Serviced Mortgage Loan, the Special Servicer, which consent shall not be unreasonably withheld.

                  Without in any way limiting the generality of the foregoing indemnity, such indemnity shall specifically cover any loss, liability, expense and costs of litigation and investigation, counsel fees, damages, judgments and amounts paid in settlement incurred by the Trustee pursuant to any federal, state or local environmental statute.

                  (c) The provisions of this Section 11.08 shall survive the termination of this Agreement.

             Section 11.09 Eligibility Requirements for Trustee.

                  The Trustee hereunder shall at all times be an association or a corporation organized and doing business under the laws of any state or the United States of America or the District of Columbia, authorized under such laws to exercise trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. If such association or corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such association or corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. The long-term debt obligations of the Trustee shall at all times be rated in a rating category by Moody's and S&P at least equal to the rating one category below the highest rating assigned by such Rating Agency to the then outstanding Certificates, but in no event lower than an "investment grade" rating by such Rating Agency. The long-term debt obligations of the Trustee shall at all times be rated "A" by DCR; provided, however, if a Trustee does not meet the foregoing criteria, such Trustee may be retained subject to a No Downgrade Confirmation. The appointment of any successor Trustee shall be subject to a No Downgrade Confirmation. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 11.10. The corporation or association serving as Trustee may have normal banking and trust relationships with the Depositor and its Affiliates, the Master Servicer and its Affiliates or the Special Servicer and its Affiliates.

             Section 11.10 Resignation and Removal of the Trustee.

                  (a) The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Depositor, the Master Servicer, the Special Servicer and to all Certificateholders. Upon receiving such notice of resignation, the Master Servicer shall promptly appoint a successor trustee acceptable to the Depositor by written instrument, in duplicate, which instrument shall be delivered to the resigning Trustee and to the successor trustee. A copy of such instrument shall be delivered to the Certificateholders, the Depositor and the Special Servicer by the Master Servicer. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

                  (b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 11.09 and shall fail to resign after written request therefor by the Depositor or the Master Servicer, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Master Servicer may remove the Trustee and appoint a successor trustee acceptable to the Depositor by written instrument, in duplicate, which instrument shall be delivered to the Trustee so removed and to the successor trustee. A copy of such instrument shall be delivered to the Certificateholders, the Depositor and the Special Servicer by the Master Servicer.

                  (c) The Holders of Certificates entitled to at least 51% of the Voting Rights may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Master Servicer, one complete set to the Trustee so removed and one complete set to the successor so appointed. A copy of such instrument shall be delivered to the remaining Certificateholders and the Special Servicer by the Master Servicer.

                  (d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor trustee as provided in Section 11.11.

             Section 11.11 Successor Trustee.

                  (a) Any successor trustee appointed as provided in Section
11.10 shall execute, acknowledge and deliver to the Master Servicer and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee shall deliver to the successor trustee all Mortgage Loan Files and related documents and statements held by it hereunder (other than any Mortgage Loan Files at the time held by a Custodian, which shall become the agent of any successor trustee hereunder), and the Master Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required to more fully and certainly vest and confirm in the successor trustee all such rights, powers, duties and obligations, and to enable the successor trustee to perform its obligations hereunder.

                  (b) No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 11.09.

                  (c) Upon acceptance of appointment by a successor Trustee as provided in this Section, the successor Trustee shall mail notice of the succession of such Trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register.

             Section 11.12 Merger or Consolidation of Trustee.

                  Any entity into which the Trustee may be merged or converted or with which it may be consolidated or any entity resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any entity succeeding to the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such entity shall be eligible under the provisions of Section 11.09 or 11.11, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

             Section 11.13 Appointment of Co-Trustee or Separate Trustee.

                  (a) Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 11.13, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable. If the Master Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request to do so, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 11.09 hereunder and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 11.11 hereof.

                  (b) In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 11.13 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

                  (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article XI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

                  (d) Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

                  (e) The appointment of a co-trustee or separate trustee under this Section 11.13 shall not relieve the Trustee of its duties and responsibilities hereunder.

             Section 11.14 Appointment of Custodians.

                  (a) The Trustee may, with the consent of the Master Servicer, appoint one or more Custodians to hold all or a portion of the Mortgage Loan Files as agent for the Trustee. Subject to the other provisions of this Article XI, the Trustee agrees to enforce the terms and provisions of Sections 2.01 and 2.02 hereof against the Custodian for the benefit of the Certificateholders. Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have combined capital and surplus of at least $10,000,000, shall be qualified to do business in the jurisdiction in which it holds any Mortgage Loan File and shall not be the Depositor, the Person who originated or sold to the Depositor the related Mortgage Loan or any Affiliate thereof. Each Custodian shall be subject to the same obligations and standard of care as are imposed on the initial Custodian hereunder in connection with the retention of Mortgage Loan Files. Any custodian succeeding the initial Custodian shall be required to have a blanket fidelity bond and an errors and omissions insurance policy in amounts customary for custodians. The appointment of one or more Custodians shall not relieve the Trustee from any of its obligations hereunder, and the Trustee shall remain responsible for all acts and omissions of any Custodian.

                  (b) The Custodian may, from time to time and as appropriate for the servicing, foreclosure or payoff of any Mortgage Loan, but subject to the restrictions therein provided, upon receipt by the Custodian of a Request for Release and Receipt of Documents provided by any Servicer substantially in the form set forth on Exhibit Y, release to such Servicer the related Mortgage Loan File or the documents from a Mortgage Loan File set forth in such request. Each Servicer acknowledges that during all times that any Mortgage Loan File or any contents thereof are in the physical possession of such Servicer, or are in transit to such Servicer from the Custodian, or are in transit from such Servicer to the Custodian, such Mortgage Loan File and the documents contained therein shall be held by the Servicer for and on behalf of the Trustee and shall be and remain the sole and exclusive property of the Trust Fund. For so long as any Mortgage Loan File or any document taken therefrom is in any Servicer's physical possession, the same shall be stored overnight in a one and one-half-hour rated fire-resistant filing cabinet or the equivalent.

                  (c) Subject to any state law requirement or court order, each Servicer hereby agrees to return to the Custodian each and every document previously requested from the Mortgage Loan File when such Servicer's need therefor in connection with such foreclosure or servicing no longer exists or upon request of the Trustee, unless the related Mortgage Loan shall be liquidated or paid in full, in which case, upon receipt of the certification set forth in a custodial agreement from any Servicer, the Trustee shall authorize the Custodian to release the related Servicer's prior request form, together with all other documents still retained by the Custodian with respect to such Mortgage Loan, to such Servicer.

                  (d) Upon receipt of the payment in full of any Mortgage Loan, or upon the receipt by the Master Servicer or Special Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, such Servicer shall promptly deliver to the Trustee and the Custodian a Request for Release and Receipt of Documents substantially in the form set forth on Exhibit Y requesting delivery to such Servicer of the Mortgage Loan File for such Mortgage Loan and indicating that all amounts received in connection with such payment that are required to be deposited in the related subaccount of the Collection Account or Escrow Account or the related REO Account pursuant to Section 4.02, Section 4.06 or Section 6.06 hereof have been or will be so deposited.

                  (e) The Special Servicer shall forward to the Custodian original documents evidencing an assumption, modification, consolidation or extension of any Mortgage Loan entered into by such Servicer in accordance with this Agreement within ten (10) Business Days of the execution thereof and the delivery of such instrument to such Servicer; provided, however, that such Servicer may, in lieu thereof, provide the Custodian with a certified true copy of any such document submitted for recordation within five (5) Business Days of its execution, in which event such Servicer shall provide the Custodian with the original of any document submitted for recordation or a copy of such document certified by the appropriate public recording office to be a true and complete copy of the recorded original within five (5) Business Days of receipt thereof by such Servicer.

                  (f) Upon any payment in full of a Mortgage Loan, the Special Servicer may execute an instrument of satisfaction regarding the related Mortgage and any other related Mortgage Loan Documents, which instruments of satisfaction shall be recorded by such Servicer if required by applicable law and shall be delivered to the Person entitled thereto, it being understood and agreed that all reasonable expenses incurred by such Servicer in connection with such instruments of satisfaction shall be deemed a Servicing Advance, which shall be reimbursed pursuant to the terms of this Agreement. Such Servicer shall notify the Custodian and the Master Servicer of the execution of an instrument of satisfaction described above as soon as practicable.

             Section 11.15 Representations and Warranties of the Trustee.

                  The Trustee hereby represents and warrants to the Master Servicer and the Depositor, as of the Delivery Date, that:

                       (i) The Trustee is a Massachusetts trust company duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

                       (ii) The execution and delivery of this Agreement by
                            the Trustee, and the performance and compliance with the terms of this Agreement by the Trustee, will not violate the Trustee's charter or bylaws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets; no license, consent, approval, authorization or order of any court or governmental agency is required for the execution, delivery and performance by the Trustee of this Agreement, except as have been previously obtained.

                       (iii) The Trustee has the full power and authority to
                            enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

                       (iv) This Agreement, assuming due authorization,
                            execution and delivery by the Master Servicer, the Special Servicer and the Depositor, constitutes a valid, legal and binding obligation of the Trustee, enforceable against the Trustee in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and
                            (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

                       (v) The Trustee is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Trustee's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Trustee to perform its obligations under this Agreement or the financial condition of the Trustee.

                       (vi) No litigation is pending or, to the best of the
                            Trustee's knowledge, threatened against the
                            Trustee which would prohibit the Trustee from entering into this Agreement or, in the Trustee's good faith reasonable judgment, is likely to materially and adversely affect either the ability of the Trustee to perform its obligations under this Agreement or the financial condition of the Trustee.

                       (vii) The Trustee will take reasonable steps consistent
                            with industry norms to provide products (and in connection therewith, services) that are Year 2000 compliant, including, but not limited to, century recognition of dates, calculations that correctly compute same century and multi-century formulas and date values, and interface values that reflect the date issues arising between now and the next one hundred years. If any changes to its products are so required, the Trustee will make such changes in a commercially reasonable time frame, and will require its third-party suppliers to do likewise.

             Section 11.16 SEC Filings.

                  Based upon information furnished to it by the Master Servicer and the Depositor, the Trustee will prepare and file with the Securities and Exchange Commission on Forms 8-K and 10-K on behalf of the Trust Fund the reports distributed to the Certificateholders pursuant to the first paragraph of Section 7.03(a). No later than January 30, 2000, the Trustee shall file a Form 15 Notice of Suspension of Duty to File Reports pursuant to Sections 13 and 15(d) of the Securities Exchange Act of 1934, with respect to the Certificates. The Trustee shall have no responsibility to file any items other than those specified in this Section 11.16.

             Section 11.17 Massachusetts Filings.

                  The Trustee shall make any filings required under Massachusetts General Laws, Chapter 182, Sections 2 and 12, the costs of which, if any, shall be reimbursed to its pursuant to Section 11.08.

                                 ARTICLE XII

                                  TERMINATION

             Section 12.01 Termination Upon Repurchase or Liquidation of All Mortgage Loans.

                  The respective obligations and responsibilities under this Agreement of the Depositor, the Master Servicer, the Special Servicer and the Trustee (other than the obligations of the Trustee to provide for and make payments to Certificateholders as hereafter set forth and any indemnification provision) shall terminate upon payment to the Certificateholders and the deposit of all amounts held by or on behalf of the Master Servicer and the Trustee and required hereunder to be so paid or deposited on the Distribution Date following the earlier to occur of (i) the purchase of all the Mortgage Loans by any holder of a Class R-I Certificate, the holders of an aggregate Percentage Interest in excess of 50% of the Most Subordinate Class of Certificates, the Master Servicer and (to the extent all of the remaining Mortgage Loans are being serviced by the Special Servicer) the Special Servicer (in that order) at a price equal to the greater of (a) the aggregate fair market value of all the Mortgage Loans (other than REO Property) included in the Trust Fund, plus the appraised value of each REO Property, if any, included in the Trust Fund, as determined by the Depositor and (b) the aggregate Class Balance of all the Certificates plus accrued and unpaid interest thereon together with any unreimbursed Advances (including any interest thereon at the Advance Rate) and (ii) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund; provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof.

                  Any Person which shall make an election to purchase all of the Mortgage Loans remaining in the Trust Fund pursuant to clause (i) of the preceding paragraph shall do so by giving written notice to the Trustee and the Depositor no later than 60 days prior to the anticipated date of purchase; provided, however, that no such election to purchase all of the Mortgage Loans remaining in the Trust Fund pursuant to clause (i) above shall be made unless the aggregate Stated Principal Balance of the Mortgage Loans remaining in the Trust Fund at the time of such election is less than 1% of the aggregate Cut-off Date Balance of the Mortgage Loans. Any Person which shall make the election described in the previous sentence shall also provide to the Trustee an opinion of independent counsel, addressed to the Trustee, to the effect that the resulting termination will be a "qualified liquidation" under Section 860F(a)(4) of the Code with respect to REMIC I, REMIC II, and REMIC III.

                  Notice of any termination shall be given promptly by any such Person electing to terminate by letter to Certificateholders mailed (a) in the event such notice is given in connection with the purchase of the Mortgage Loans and each REO Property, not earlier than the 60th day and not later than the 30th day of the month next preceding the month of the proposed final distribution on the Certificates or (b) otherwise during the month of such final distribution on or before the Determination Date in such month, in each case specifying (i) the Distribution Date upon which the Trust Fund will terminate and final payment of the Certificates will be made upon presentation and surrender of Certificates at the office of the Certificate Registrar therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Certificate Registrar. Unless it is acting as Certificate Registrar, the Master Servicer shall give such notice to the Certificate Registrar at the time such notice is given to Certificateholders. In the event such notice is given in connection with the Master Servicer's purchase of all of the Mortgage Loans remaining in the Trust Fund, the Master Servicer shall deposit in the Certificate Account not later than the last Business Day of the Collection Period relating to the Distribution Date on which the final distribution on the Certificates is to occur an amount in immediately available funds equal to the above-described purchase price. Upon receipt of an Officers' Certificate to the effect that such final deposit has been made, the Trustee shall release to the Master Servicer the Mortgage Loan Files for the remaining Mortgage Loans and shall execute all assignments, endorsements and other instruments necessary to effectuate transfer of the Mortgage Loans (including, with respect to any remaining Canadian Loans, the related Foreign Currency Exchange Contracts).

                  Upon presentation and surrender of the Certificates by the Certificateholders on the final Distribution Date, the Trustee shall distribute to each Certificateholder so presenting and surrendering its Certificates (i) the amount otherwise distributable on such Distribution Date in accordance with Section 7.02 in respect of the Certificates so presented and surrendered, if not in connection with the Master Servicer's purchase of all of the Mortgage Loans, or (ii) such Certificateholder's Percentage Interest of that portion of the Available Distribution Amount for such Distribution Date allocable to payments on the Class of Certificates so presented and surrendered as described below, if in connection with the Master Servicer's purchase of all of the Mortgage Loans. If the Trust Fund is to terminate in connection with the Master Servicer's purchase of all of the Mortgage Loans, the Available Distribution Amount for the final Distribution Date shall be allocated in the order set forth in Section 7.02.

                                 ARTICLE XIII

                           MISCELLANEOUS PROVISIONS

             Section 13.01 Amendment.

                  (a) This Agreement may be amended from time to time by the Depositor, the Master Servicer, the Special Servicer and the Trustee, without the consent of any of the Certificateholders, (i) to cure any ambiguity, (ii) to correct or supplement any provisions herein which may be inconsistent with any other provisions herein, (iii) to make any other provisions with respect to matters or questions arising hereunder which shall not be inconsistent with the provisions hereof, (iv) to relax or eliminate any requirement hereunder imposed by the REMIC Provisions if the REMIC Provisions are amended or clarified such that any such requirement may be relaxed or eliminated; or (v) if such amendment, as evidenced by an Opinion of Counsel delivered to the Trustee, is reasonably necessary to comply with any requirements imposed by the Code or any successor or amendatory statute or any temporary or final regulation, revenue ruling, revenue procedure or other written official announcement or interpretation relating to federal income tax laws or any proposed such action which, if made effective, would apply retroactively to the Trust Fund at least from the effective date of such amendment, or would be necessary to avoid the occurrence of a prohibited transaction or to reduce the incidence of any tax that would arise from any actions taken with respect to the operation of the Trust Fund; provided that such action (except any amendment described in clause (v) above) shall not, as evidenced by an Opinion of Counsel delivered to the Trustee, adversely affect in any material respect the interests of any Certificateholder; provided further, however, that an Opinion of Counsel (other than as to REMIC tax matters) shall not be required if each Rating Agency then rating the Certificates shall have confirmed in writing that immediately following such amendment such Rating Agency will not downgrade, qualify (if applicable) or withdraw its then-current rating on the Certificates as a result of such amendment.

                  (b) This Agreement may also be amended from time to time by the Depositor, the Master Servicer, the Special Servicer and the Trustee with the consent of the Holders of Certificates affected thereby entitled to at least 51% of the Voting Rights for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments required to be distributed on any Certificate without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interests of the Holders of any Class of Certificates in a manner other than as described in (i) without the consent of the Holders of all Certificates of such Class, or (iii) reduce the aforesaid percentages of Certificates the Holders of which are required to consent to any such amendment without the consent of the Holders of all Certificates then outstanding. Notwithstanding any other provision of this Agreement, for purposes of the giving or withholding of consents pursuant to this Section 13.01, Certificates registered in the name of the Depositor, the Master Servicer, the Special Servicer or any Affiliate of the Depositor, the Master Servicer or the Special Servicer shall be entitled to Voting Rights with respect to matters described in clauses (i) and (ii) of this paragraph affecting such Certificates.

                  (c) Notwithstanding any contrary provision of this Agreement, neither the Trustee nor the Master Servicer shall consent to any amendment to this Agreement unless the Trustee and the Master Servicer shall each have obtained or been furnished with an Opinion of Counsel to the effect that such amendment or the exercise of any power granted to the Master Servicer or the Trustee in accordance with such amendment will not result in the imposition of a tax on the Trust Fund pursuant to the REMIC Provisions or cause REMIC I, REMIC II or REMIC III the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding.

                  (d) Promptly after the execution of any such amendment, the Trustee shall furnish a statement prepared by the Person requesting such amendment describing the amendment to each Certificateholder and the Underwriter and a copy of such amendment to each Rating Agency.

                  (e) It shall not be necessary for the consent of Certificateholders under this Section 13.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

                  (f) The Trustee may but shall not be obligated to enter into any amendment pursuant to this Section that affects its rights, duties and immunities under this Agreement or otherwise.

                  (g) The cost of any Opinion of Counsel to be delivered pursuant to Section 13.01(a) or (c) shall be borne by the Person seeking the related amendment.

                  (h) The Trustee shall not enter into or consent to any amendment of this Agreement unless the conditions set forth in clause (a) or
(b) above are satisfied with respect to such amendment.

             Section 13.02 Recordation of Agreement; Counterparts.

                  (a) To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer at the expense of the Trust Fund on direction by the Trustee, but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders; provided, however, that the Trustee shall have no obligation or responsibility to determine whether any such recordation of this Agreement is required.

                  (b) For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

             Section 13.03 Limitation on Rights of Certificateholders.

                  (a) The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

                  (b) No Certificateholder shall have any right to vote (except as expressly provided for herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third party by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

                  (c) No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement or any Mortgage Loan, unless, with respect to any suit, action or proceeding upon or under or with respect to this Agreement, such Holder previously shall have given to the Trustee a written notice of an Event of Default, or of a default by the Depositor in the performance of any of its obligations hereunder, and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates entitled to at least 25% of the Voting Rights shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding. It is understood and intended, and expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, which priority or preference is not otherwise provided for herein, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

             Section 13.04 Governing Law.

                  This Agreement and the Certificates shall be construed in accordance with the internal laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

             Section 13.05 Notices.

                  Any communications provided for or permitted hereunder shall be in writing and, unless otherwise expressly provided herein, shall be deemed to have been duly given if (a) personally delivered, (b) mailed by registered mail, postage prepaid, return receipt requested, and received by the addressee, (c) sent by express courier delivery service and received by the addressee, or (d) transmitted by telex, telecopy or telegraph and confirmed by a writing delivered by means of (a), (b) or (c), to: (i) in the case of the Depositor, J.P. Morgan Commercial Mortgage Finance Corp., 60 Wall Street, New York, New York 10260, Attention: President, telecopy number: (212) 648-5138;
(ii) in the case of Midland Loan Services, Inc. as Master Servicer and Special Servicer, Midland Loan Services, Inc., 210 West 10th Street, 6th Floor, Kansas City, Missouri, Attention: Chief Executive Officer, telephone number: (816) 435-5000, telecopy number: (816) 435-2326; (iii) in the case of the Trustee, State Street Bank and Trust Company, Two Avenue de Lafayette, Boston, Massachusetts 02111, Attention: Global Investor Services Group Corporate Trust Department, J.P. Morgan Financial Mortgage Finance Corp., Series 1999-C8, telephone number: (617) 662-1327, telecopy number: (617) 662-1435; and (iv) in the case of the Rating Agencies, (A) Duff & Phelps Credit Rating Co., 55 East Monroe Street, Suite 3800, Chicago, Illinois 60603 Attention: CMBS Monitoring Group, telephone number: (312) 368-3100, telecopy number: (312) 263-2852, e-mail address: CMBS_monitoring@DCRCO.com; (B) Standard & Poor's Ratings Group, 55 Water Street, New York, New York 10041, Attention: Commercial Mortgage Surveillance Group, telephone number: (212) 438-1000, telecopy number
(212) 438-2657; and (c) Moody's Investors Service, 99 Church Street, New York, New York 10007, Attention: Commercial Mortgage Surveillance Group, telephone number: (212) 553-0300, telecopy number: (212) 553-1350; or as to each such Person such other address as may hereafter be furnished by such Person to the parties hereto in writing. Any communication required or permitted to be delivered to a Certificateholder shall be sent to the address of such Holder as shown in the Certificate Register.

             Section 13.06 Severability of Provisions.

                  If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

             Section 13.07 Grant of a Security Interest.

                  The Depositor intends that the conveyance of the Depositor's right, title and interest in and to the Mortgage Loans pursuant to this Agreement shall constitute a sale and not a pledge of security for a loan. If such conveyance is deemed to be a pledge of security for a loan, however, the Depositor intends that the rights and obligations of the parties to such loan shall be established pursuant to the terms of this Agreement. The Depositor also intends and agrees that, in such event, (i) the Depositor shall be deemed to have granted to the Trustee (in such capacity) a first priority security interest in the Depositor's entire right, title and interest in and to the assets comprising the Trust Fund, including without limitation, the Mortgage Loans, all principal and interest received or receivable with respect to the Mortgage Loans (other than loan principal and interest payments due and payable prior to the Cut-off Date and Principal Prepayments received prior to the Cut-off Date), all amounts held from time to time in the Certificate Account, the Collection Account, and REO Account and all reinvestment earnings on such amounts, together with all of the Depositor's right, title and interest in and to the proceeds of any title, hazard or other Insurance Policies related to such Mortgage Loans and (ii) this Agreement shall constitute a security agreement under applicable law. The Depositor shall cause to be filed, as a precautionary filing, a Form UCC-1 in all appropriate locations in the State of New York promptly following the initial issuance of the Certificates, and the Trustee shall file continuation statements thereto at such office, in each case within six months prior to the fifth anniversary of the immediately preceding filing. The Depositor shall cooperate in a reasonable manner with the Trustee in preparing and filing such continuation statements. This Section 13.07 shall constitute notice to the Trustee pursuant to any of the requirements of the New York Uniform Commercial Code.

             Section 13.08 Successors and Assigns.

                  (a) The provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by each Servicer, the Trustee and the respective successors and assigns thereof and shall inure to the benefit of the Certificateholders.

                  (b) This Agreement shall not be assigned, pledged or hypothecated by any Servicer to a third party without the prior written consent of the Trustee and subject to Section 3.06.

             Section 13.09 Article and Section Headings.

                  The article and section headings herein are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.

             Section 13.10 Notices and Information to Rating Agencies.

                  (a) The Trustee shall use its best efforts promptly to provide notice to the Rating Agencies with respect to each of the following of which it has actual knowledge:

                       (i) any material change or amendment to this Agreement;

                       (ii) the occurrence of any Event of Default;

                       (iii) the resignation or termination of the Master
                            Servicer, the Special Servicer or the Trustee;

                       (iv) the repurchase of Mortgage Loans pursuant to
                            Section 2.04(a);

                       (v)  the final payment to any Class of
                            Certificateholders;

                       (vi) any change in the location of the Certificate
                            Account;

                       (vii) CSSA SIP; and

                       (viii) any other information the Rating Agencies may
                            reasonably request consistent with the Trustee's duties hereunder.

                  (b) The Master Servicer shall use its best efforts promptly to provide notice to the Rating Agencies with respect to any determination by the Master Servicer that an Advance with respect to a Mortgage Loan constitutes (or would, if made, constitute) a Nonrecoverable Advance under this Agreement.

                  (c) The Servicer shall promptly furnish to the Rating Agencies copies of the following:

                       (i) each of its annual statements as to compliance described in Section 3.02,

                       (ii) each of its annual independent public accountants'
                            servicing reports described in Section 3.03,

                       (iii) the most current rent rolls and financial
                            statements available from time to time with respect to any Mortgaged Property or any Mortgagor,

                       (iv) monthly and annual Mortgage Loan level reporting,
                            including Comparative Financial Status Report, Delinquent Loan Status Report, REO Status Report, Historical Loan Modification Report, Historical Loss Estimate Report, and Servicer Watch List in the form published by the Commercial Real Estate Secondary Market and Securitization Association or any successor organization, reported pursuant to Sections 4.09, 4.10 and 6.09, and

                       (v) any other information the Rating Agencies may reasonably request consistent with the Servicer's servicing duties hereunder.

                  (d) The Servicer shall promptly furnish to or notify DCR of the following:

                       (i)  notice of resignation or removal of the Trustee,

                       (ii) notification of any change of location of the
                            Collection Account,

                       (iii) any officer's certificate delivered by it to the
                            Trustee,

                       (iv) any site inspections unless notified by DCR (to
                            the extent required to be delivered by the Mortgagor and actually received by the Servicer),

                       (v)  any operating statements unless notified by DCR,

                       (vi) any rent rolls and sales reports to the extent
                            requested by DCR (to the extent required to be delivered by the Mortgagor and actually received by the Servicer),

                       (vii) any extension or modification of a Maturity Date,
                            and

                       (viii) any modification, waiver or amendment of any
                            term of any Mortgage Loan.

             Section 13.11 Certificateholders' List.

                  Upon written request of the Directing Certificateholder, the Trustee shall provide a list of each Certificateholder and, to the extent known to the Trustee and solely based on the certification of Certificate Owners, each Certificate Owner.

                  IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective officers thereunto duly authorized, in each case as of the day and year first above written.

                                        J.P. MORGAN COMMERCIAL MORTGAGE
                                              FINANCE CORP.,

                                         Depositor

                                   By:  /s/  Lawrence J. Blume
                                   Name:  Lawrence J. Blume
                                   Title: Vice President

                                         MIDLAND LOAN SERVICES, INC.,

                                         Master Servicer and Special Servicer

                                    By: /s/ Lawrence D. Ashley
                                    Name: Lawrence D. Ashley
                                    Title: Senior Vice President

                                          STATE STREET BANK AND
                                            TRUST COMPANY,
                                          Trustee

                                     By: /s/ William g. Swan
                                     Name:  William G. Swan
                                     Title: Vice President

STATE OF NEW YORK                       )
                                        ) ss.:
COUNTY OF NEW YORK                      )

                  On the 17th day of August, 1999 before me, a notary public in and for said State, personally appeared Lawrence J. Blume known to me to be a Vice President of J.P. Morgan Commercial Mortgage Finance Corp., the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                               /s/ Clarice Zanoni
                                               ----------------------------
                                               Notary Public

[Notarial Seal]

STATE OF MISSOURI                       )
                                        ) ss.:
COUNTY OF JACKSON                       )

                  On the 16th day of August, 1999 before me, a notary public in and for said State, personally appeared Lawrence D. Ashley known to me to be Senior Vice President of Midland Loan Services, Inc., the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                 /s/ Tandrea Jefferson
                                                 ----------------------------
                                                 Notary Public

[Notarial Seal]

STATE OF MASSACHUSETTS                  )
                                        ) ss.:
COUNTY OF SUFFOLK                       )

                  On the 16th day of August, 1999, before me, a notary public in and for said State, personally appeared William G. Swan known to me to be a Vice President of State Street Bank and Trust Company, the Massachusetts trust company that executed the within instrument, and also known to me to be the person who executed it on behalf of said Massachusetts trust company, and acknowledged to me that such Massachusetts trust company executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                 /s/ Diana J. Kenneally
                                                 ----------------------------
                                                 Notary Public

[Notarial Seal]

                                   EXHIBIT A

                              FORM OF CERTIFICATE

[Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York Corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any certificate is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]

[SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").]

[SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").]

[THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE DELIVERY DATE OF THIS CERTIFICATE IS __________, 199_. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT AN ASSUMED RATE OF PREPAYMENT USED SOLELY FOR THE PURPOSES OF APPLYING THE OID RULES TO THE CERTIFICATES EQUAL TO A CONSTANT PREPAYMENT RATE OF __%, (THE "PREPAYMENT ASSUMPTION"), THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $______ OF OID PER $1,000 OF INITIAL CERTIFICATE BALANCE. THE YIELD TO MATURITY IS ______% PER ANNUM. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE.]

[TRANSFER OF THIS CLASS [ ] CERTIFICATE IS ALSO SUBJECT TO THE ADDITIONAL TAX RELATED TRANSFER RESTRICTIONS SET FORTH HEREIN. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OF ANY TRANSFER OF THIS CLASS [ ] CERTIFICATE TO A DISQUALIFIED ORGANIZATION (AS DEFINED HEREIN) OR AN AGENT OF A DISQUALIFIED ORGANIZATION OR TO A NON-UNITED STATES PERSON (AS DEFINED HEREIN), SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER OR UNDER THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE.]

[THIS CLASS [ ] CERTIFICATE IS SUBORDINATE TO THE CLASS [ ] CERTIFICATE OF THIS SERIES TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.]

[THIS CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT") OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 8.02(b)[(i), (iii) or (iv)][(ii)] OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.]

[NO TRANSFER OF THIS CERTIFICATE TO AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR SECTION 4975 OF THE CODE OR TO ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS CERTIFICATE ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF ANY SUCH EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, WILL BE REGISTERED EXCEPT IN COMPLIANCE WITH THE PROCEDURES DESCRIBED HEREIN.]

                   CLASS [ ] [PRIVATE][REGULATION S GLOBAL]
                       MORTGAGE PASS-THROUGH CERTIFICATE

                  evidencing a beneficial ownership interest in a Trust Fund consisting primarily of a pool of fixed rate mortgage loans formed and sold by

         J.P. MORGAN COMMERCIAL MORTGAGE FINANCE CORP., SERIES 1999-C8

[Original Class Balance][Initial Aggregate
Notional Amount]: $[_________]

Date of Pooling and Servicing Agreement:
August 1, 1999                                 [Initial [Certificate
                                    Balance][Notional Amount] of this Class [ ]
                                    Certificate as of the Delivery Date:
                                    $____________]

                  Cut-off Date:  August 1, 1999

Delivery Date: [o], 1999                         [Percentage Interest: ____%]

First Distribution Date: September [o], 1999             Pass-Through Rate:
                                                 [__%][Variable]

         Master Servicer:  Midland Loan             Trustee:  State Street Bank
Services Inc.                                         and Trust Company

No. [__]                                          [ISIN No.: US617059 _______]

CUSIP No.:  617059 [___]

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN J.P. MORGAN COMMERCIAL MORTGAGE FINANCE CORP. OR ANY OF ITS AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. IN ADDITION, A PORTION OF THE INTEREST ACCRUED IN RESPECT OF THIS CERTIFICATE FROM TIME TO TIME MAY NOT BE PAYABLE CURRENTLY BUT MAY INSTEAD BE ADDED TO THE CERTIFICATE BALANCE HEREOF AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

                  This certifies that [Cede & Co./J.P. Morgan Securities Inc.] is the registered owner of the Percentage Interest evidenced by this Class [ ] Certificate (obtained by dividing the initial Certificate Balance of this Class [ ] Certificate as of the Delivery Date by the initial Class Balance of the Class [ ] Certificates) in that certain beneficial ownership interest evidenced by all the Class [ ] Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as of August 1, 1999 (the "Agreement"), among J.P. Morgan Commercial Mortgage Finance Corp., as depositor (hereinafter called the "Depositor", which term includes any successor entity under the Agreement), Midland Loan Services, Inc., as master servicer (the "Master Servicer", which term includes any successor entity under the Agreement) and special servicer (the "Special Servicer", which term includes any successor entity under the Agreement), and State Street Bank and Trust Company, as trustee (the "Trustee", which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, distributions will be made on the 15th day of each month or, if such 15th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of the Class [ ] Certificates on the applicable Distribution Date pursuant to the Agreement. All distributions made under the Agreement on a Class [ ] Certificate will be made by the Trustee pursuant to the Agreement.

                  Any distribution to the Holder of this Certificate [in reduction of the Certificate Balance hereof] is binding on such Holder and all future Holders of this Certificate and any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such distribution is made upon this Certificate.

                  The Class [ ] Certificates are issuable in fully registered form only without coupons in minimum denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Class [ ] Certificates are exchangeable for new Class [ ] Certificates in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the office of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  [No transfer of any Class [ ] Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the 1933 Act, and effective registration or qualification under applicable state securities laws, or is made in a transaction which does not require such registration or qualification. If such a transfer is to be made without registration or qualification and in connection with the transfer or issuance of a Definitive Certificate, then the Certificate Registrar shall require, in order to assure compliance with such laws, receipt of: (a) if such transfer is of a Class [ ] Certificate and is purportedly made in reliance on Rule 144A under the 1933 Act, a certificate from the transferee desiring to effect such transfer substantially in the form of Exhibit D-1 to the Agreement; (b) if such transfer is of a Class [ ] Certificate and is purportedly made in reliance on Regulation S under the 1933 Act, a certificate from the transferee desiring to effect such transfer substantially in the form of Exhibit D-2 to the Agreement; (c) if such transfer is of a Class [ ] Certificate and is purportedly made in reliance on Rule 144 under the 1933 Act, a certificate from the transferee desiring to effect such transfer substantially in the form of Exhibit D-3 to the Agreement; and (d) in all other cases, (i) except as otherwise set forth in the Agreement, an Opinion of Counsel satisfactory to the Certificate Registrar to the effect that such transfer may be made without such registration or qualification (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Depositor, the Master Servicer, the Special Servicer, the Trustee or the Certificate Registrar in their respective capacities as such), (ii) a certificate from the Certificateholder desiring to effect such transfer substantially in the form of Exhibit C to the Agreement and (iii) a certificate from such Certificateholder's prospective transferee substantially in the form of Exhibit E to the Agreement. None of the Depositor, the Trustee or the Certificate Registrar is obligated to register or qualify the Class [ ] Certificates under the 1933 Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of any Class [ ] Certificate without registration or qualification. Any Class [ ] Certificateholder desiring to effect such a transfer shall, and does hereby agree to, indemnify the Trustee, the Certificate Registrar and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.]

                  [No transfer of any Class R-[ ] Certificate shall be made to a Non-United States Person. Notwithstanding anything to the contrary contained herein, prior to registration of any transfer, sale or other disposition of a Class R-[ ] Certificate, the Certificate Registrar shall have received (i) an affidavit from the proposed transferee substantially in the form of Exhibit F-1 to the Agreement, to the effect that, among other things, (A) such transferee is not a Disqualified Organization or an agent (including a broker, nominee or middleman) of a Disqualified Organization, (B) such transferee is not a Non-United States Person, (C) such transferee has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as the Class R-[ ] Certificate remains outstanding, and
(D) no purpose of such proposed transfer, sale or other disposition of the Class R-[ ] Certificate is or will be to impede the assessment or collection of any tax, and (ii) a certificate from the transferor substantially in the form of Exhibit F-2 to the Agreement, to the effect that, among other things, no purpose of such proposed transfer, sale or other disposition of the Class R-[ ] Certificate is or will be to impede the assessment or collection of any tax. Notwithstanding the registration in the Certificate Register of any transfer, sale or other disposition of a Class R-[ ] Certificate to a Disqualified Organization or an agent (including a broker, nominee or middleman) of a Disqualified Organization or to a Non-United States Person, such registration shall be deemed to be of no legal force or effect whatsoever and such Person shall not be deemed to be a Certificateholder for any purpose hereunder, including, but not limited to, the receipt of distributions in respect of such Class R-[ ] Certificate. If any purported transfer of a Class R-[ ] Certificate shall be in violation of the provisions of Section 8.02(d) of the Agreement, as described in this paragraph, then the prior Holder of the Class R-[ ] Certificate purportedly transferred shall, upon discovery that the transfer of such Class R-[ ] Certificate was not in fact permitted by Section 8.02(d) of the Agreement, be restored to all rights as Holder thereof retroactive to the date of the purported transfer. The Trustee shall be under no liability to any Person for any registration of transfer of a Class R-[ ] Certificate that is not permitted by Section 8.02(d) of the Agreement or for making payments due on such Class R-[ ] Certificate to the purported Holder thereof or taking any other action with respect to such purported Holder under the provisions of the Agreement. The prior Holder shall be entitled to recover from any purported Holder of a Class R-[ ] Certificate that was in fact not a permitted transferee under Section 8.02(d) of the Agreement at the time it became a Holder all payments made on such Class R-[ ] Certificate. The Holder of a Class R-[ ] Certificate, by its acceptance thereof, shall be deemed for all purposes to have consented to the provisions of Section 8.02 of the Agreement and to any amendment of the Agreement deemed necessary by counsel of the Depositor to ensure that the transfer of a Class R-[ ] Certificate to a Disqualified Organization or any other Person will not cause the Trust Fund to cease to qualify as a REMIC or cause the imposition of a tax upon the Trust Fund.

                  A Disqualified Organization is any of (i) the United States, any State or political subdivision thereof, any foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (ii) any organization (other than a cooperative described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code unless such organization is subject to the tax imposed by Section 511 of the Code, or (iii) any organization described in Section 1381(a)(2)(C) of the Code. A corporation will not be treated as an instrumentality of the United States or of any State or any political subdivision thereof if all of its activities are subject to tax and, with the exception of FHLMC, a majority of its board of directors is not selected by a governmental unit. A Non-United States Person is a Person other than a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate or trust whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States.]

                  [No transfer of a Class [ ] Certificate or any interest therein shall be made to (A) any employee benefit plan or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the Code (each, a "Plan") or (B) any Person who is directly or indirectly purchasing the Class Section 4975 of Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, unless the prospective transferee provides the Certificate Registrar with a certification of facts and an Opinion of Counsel which establishes to the satisfaction of the Certificate Registrar that such transfer will not result in a violation of
Section 406 of ERISA or Section 4975 of the Code or cause the Master Servicer or Trustee to be deemed a fiduciary of such Plan or result in the imposition of an excise tax under Section 4975 of the Code. In the absence of its having received the certification and Opinion of Counsel contemplated by the preceding sentence, the Certificate Registrar shall require the prospective transferee of any Class [ ] Certificate to certify that it is neither (A) a Plan nor (B) a Person who is directly or indirectly purchasing such Class [ ] Certificate on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan.]

                  No service charge will be imposed for any registration of transfer or exchange of Certificates, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                  The Depositor, the Master Servicer, the Special Servicer, the Trustee and the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Special Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

                  The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Master Servicer or the Trustee and required to be distributed to them pursuant to the Agreement following the earlier of (i) the purchase by the Master Servicer, the Special Servicer, any holder of a Class R-I Certificate, the holder of an aggregate Percentage Interest in excess of 50% of the Most Subordinate Class of Certificates at a price equal to the greater of (a) the aggregate fair market value of all the Mortgage Loans (other than REO Property) included in the Trust Fund, plus the appraised value of each REO Property, if any, included in the Trust Fund, as determined by the Depositor and (b) the aggregate Class Balance of all the Certificates plus accrued and unpaid interest thereon together with any unreimbursed Advances (including any interest thereon) and (ii) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund; provided, however, that in no event shall the trust created thereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Loans at the time of purchase being less than 1% of the aggregate Cut-off Date Balance of the Mortgage Loans.

                  The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Special Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Special Servicer and the Trustee with the consent of the Holders of Certificates entitled to at least 51% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, including any amendment necessary to maintain the status of the Trust Fund as a REMIC, without the consent of the Holders of any of the Certificates.

                  Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

                  This Certificate shall be construed in accordance with the internal laws of the State of New York, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under its official seal.

Dated: _______________

                          STATE STREET BANK AND TRUST
                           COMPANY, not individually, but solely in
                            its capacity as Trustee

                           By:
                            Authorized Officer

                         CERTIFICATE OF AUTHENTICATION

         This is one of the Class [ ] Certificates referred to in the within-mentioned Agreement.

                                            STATE STREET BANK AND TRUST
                                            COMPANY, as Certificate Registrar

                                            By:
                                                 Authorized Signatory

                                   EXHIBIT B

                         FORM OF ASSET STRATEGY REPORT

                                   EXHIBIT C

                        FORM OF TRANSFEROR CERTIFICATE

                                                                   [Date]

[Certificate Registrar Name and Address]

                 Re: J.P. Morgan Commercial Mortgage Finance Corp., Mortgage Pass-Through Certificates,
                          Series 1999-C8, Class [ ]

Dear Sirs:

         This letter is delivered to you in connection with the transfer by (the "Transferor") to (the "Transferee") of a Certificate evidencing a % Percentage Interest in the captioned Class of Certificates (the "Certificate"), pursuant to Section 8.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of August 1, 1999, among J.P. Morgan Commercial Mortgage Finance Corp., as depositor, Midland Loan Services, Inc., as master servicer and special servicer, and State Street Bank and Trust Company, as trustee. All capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Certificate Registrar, that:

                  1. The Transferor is the lawful owner of the Certificate with the full right to transfer the Certificate free from any and all claims and encumbrances whatsoever.

                   2. Neither the Transferor nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Certificate, any interest in the Certificate or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Certificate, any interest in the Certificate or any other similar security from, or otherwise approached or negotiated with respect to the Certificate, any interest in the Certificate or any other similar security with, any person by means of any form of general solicitation or general advertising, including but not limited to any advertisement, article, notice or other communication published in any newspaper, magazine or similar news medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or advertising, or in any manner which would constitute a distribution under the Securities Act of 1933, as amended (the "1933 Act") or which would render the disposition of the Certificate a violation of Section 5 of the 1933 Act or require registration pursuant thereto.

                                     (Transferor)

                                     By:
                                     Name:
                                     Title:

                                  EXHIBIT D-1

                         FORM OF INVESTMENT LETTER --
                         QUALIFIED INSTITUTIONAL BUYER

                                                                  [Date]

[Purchaser]
60 Wall Street
New York, New York  10260

[Trustee Name and Address]

Dear Sirs:

         In connection with our proposed purchase of the Mortgage Pass-Through Certificates, Series 1999-C8, [Class G, Class H, Class J, Class NR, Class R-I, Class R-II and Class R-III] (the "Certificates") of J.P. Morgan Commercial Mortgage Finance Corp. (the "Depositor"), we confirm that:

                                    [1. We have received a copy of the Private
                  Placement Memorandum (the "Private Placement Memorandum") dated August [o], 1999, relating to the Certificates and such other information as we deem necessary in order to make our investment decision. We understand that the Private Placement Memorandum speaks only as of its date and that the information contained therein may not be correct or complete as of any time subsequent to such date.]

                                    2. We understand that the Certificates
                  have not been, and will not be registered under the Securities Act of 1933, as amended (the "Act") and may not be sold except as permitted by the restrictions and conditions set forth in the Pooling and Servicing Agreement dated as of August 1, 1999 relating to the Certificates and the undersigned agrees to be bound by, and not to resell, pledge or otherwise transfer the Certificates except in compliance with, such restrictions and conditions and the Act. We understand that on any proposed resale of any Certificates, we will be required to furnish to the Trustee such certifications, legal opinions and other information as it may require to confirm that the proposed sale is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Act. We further understand that the Certificates will bear a legend to the foregoing effect.

                                    3. We are a "qualified institutional
                  buyer" (within the meaning of Rule 144A under the Act) (a "QIB") and we are acquiring the Certificates for our own account or for the account of a QIB for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Act, and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Certificates, and we and any accounts for which we are acting are each able to bear the economic risk of our or their investment. We acknowledge that the sale of the Certificates to us is being made in reliance on Rule 144A.

                                    4. We are acquiring each of the
                  Certificates purchased by us for our own account or for a single account (which is a QIB and from which no resale, pledge or other transfer may be made except to another QIB) as to each of which we exercise sole investment discretion.

                                    5. We are not an employee benefit plan (a
                  "Plan") subject to Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or
                  Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") or a person acting on behalf of such a Plan or using the assets of such a Plan to acquire the Certificates.

         You are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

                                      Very truly yours,

                                      By:
                                      Name:
                                      Title:

Securities To Be Purchased:

$   principal amount of Certificates

                                  EXHIBIT D-2

                         FORM OF INVESTMENT LETTER --
                                 REGULATION S

                                                                [Date]

[Purchaser]
60 Wall Street
New York, New York  10260

[Trustee Name and Address]

Dear Sirs:

         In connection with our proposed purchase of the Mortgage Pass-Through Certificates, Series 1999-C8, [Class G, Class H, Class J, Class NR, Class R-I, Class R-II and Class R-III] (the "Certificates") of J.P. Morgan Commercial Mortgage Finance Corp.

(the "Depositor"), we confirm that:

                                    [1. We have received a copy of the Private
                  Placement Memorandum (the "Private Placement Memorandum") dated August [o], 1999, relating to the Certificates and such other information as we deem necessary in order to make our investment decision. We understand that the Private Placement Memorandum speaks only as of its date and that the information contained therein may not be correct or complete as of any time subsequent to such date.]

                                    2. We understand that the Certificates
                  have not been, and will not be registered under the Securities Act of 1933, as amended (the "Act") and may not be sold except as permitted by the restrictions and conditions set forth in the Pooling and Servicing Agreement dated as of August 1, 1999 relating to the Certificates and the undersigned agrees to be bound by, and not to resell, pledge or otherwise transfer the Certificates except in compliance with, such restrictions and conditions and the Act. We understand that on any proposed resale of any Certificates, we will be required to furnish to the Trustee such certifications, legal opinions and other information as it may require to confirm that the proposed sale is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Act. We further understand that the Certificates will bear a legend to the foregoing effect.

                                    3. We are a "qualified institutional
                  buyer" (within the meaning of Rule 144A under the Act) (a "QIB") and we are acquiring the Certificates for our own account or for the account of a QIB for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Act, and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Certificates, and we and any accounts for which we are acting are each able to bear the economic risk of our or their investment. We acknowledge that the sale of the Certificates to us is being made in reliance on Rule 144A.

                                    4. We are aware that the purchase of such
                  Certificates is being made in reliance on the exemption from registration provided by Regulation S and understand that the Certificates offered in reliance on Regulation S will bear the appropriate legend set forth in the Pooling and Servicing Agreement, and be represented by one or more Regulation S Global Certificates. The Certificates so represented may not at any time be held by or on behalf of U.S. Persons as defined in Regulation S under the Securities Act. Neither we nor any beneficial owner of the Certificates that we may hold is not, and will not be, a U.S. Person as defined in Regulation S under the Securities Act. Before any interest in a Regulation S Global Certificate may be offered, resold, pledged or otherwise transferred to a person who takes delivery in the form of an interest in a Physical Certificate, the transferee will be required to provide the Trustee with a written certification as to compliance with the transfer restrictions.

                                    5. We are not an employee benefit plan (a
                  "Plan") subject to Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or
                  Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") or a person acting on behalf of such a Plan or using the assets of such a Plan to acquire the Certificates.

         You are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

                                      Very truly yours,

                                      By:
                                      Name:
                                      Title:

Securities To Be Purchased:

$    principal amount of Certificates

                                  EXHIBIT D-3

                         FORM OF INVESTMENT LETTER --
                                   RULE 144A

                                                                  [Date]

[Purchaser]
60 Wall Street
New York, New York  10260

[Trustee Name and Address]

Dear Sirs:

         In connection with our proposed purchase of the Mortgage Pass-Through Certificates, Series 1999-C8, [Class G, Class H, Class J, Class NR, Class R-I, Class R-II and Class R-III] (the "Certificates") of J.P. Morgan Commercial Mortgage Finance Corp. (the "Depositor"), we confirm that:

                                    [1. We have received a copy of the Private
                  Placement Memorandum (the "Private Placement Memorandum") dated August [o], 1999, relating to the Certificates and such other information as we deem necessary in order to make our investment decision. We understand that the Private Placement Memorandum speaks only as of its date and that the information contained therein may not be correct or complete as of any time subsequent to such date.]

                                    2. We understand that the Certificates
                  have not been, and will not be registered under the Securities Act of 1933, as amended (the "Act") and may not be sold except as permitted by the restrictions and conditions set forth in the Pooling and Servicing Agreement dated as of August 1, 1999 relating to the Certificates and the undersigned agrees to be bound by, and not to resell, pledge or otherwise transfer the Certificates except in compliance with, such restrictions and conditions and the Act. We understand that on any proposed resale of any Certificates, we will be required to furnish to the Trustee such certifications, legal opinions and other information as it may require to confirm that the proposed sale is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Act. We further understand that the Certificates will bear a legend to the foregoing effect.

                                    3. We are a "qualified institutional
                  buyer" (within the meaning of Rule 144A under the Act) (a "QIB") and we are acquiring the Certificates for our own account or for the account of a QIB for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Act, and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Certificates, and we and any accounts for which we are acting are each able to bear the economic risk of our or their investment. We acknowledge that the sale of the Certificates to us is being made in reliance on Rule 144A.

                                    4. We are acquiring each of the
                  Certificates purchased by us pursuant to an exemption from registration provided by Rule 144A under the Securities Act.

                                    5. We are not an employee benefit plan (a
                  "Plan") subject to Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or
                  Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") or a person acting on behalf of such a Plan or using the assets of such a Plan to acquire the Certificates.

         You are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

                                      Very truly yours,

                                      By:
                                      Name:
                                      Title:

Securities To Be Purchased:

$     principal amount of Certificates

                                   EXHIBIT E

                         FORM OF INVESTMENT LETTER --
                              ACCREDITED INVESTOR

                                                               [Date]

[Purchaser]
60 Wall Street
New York, New York  10260

[Trustee Name and Address]

Dear Sirs:

         In connection with our proposed purchase of the Mortgage Pass-Through Certificates, Series 1999-C8, [Class G, Class H, Class J, Class NR, Class R-I, Class R-II and Class R-III] (the "Certificates") of J.P. Morgan Commercial Mortgage Finance Corp. (the "Depositor"), we confirm that:

                                    [1. We have received a copy of the Private
                  Placement Memorandum (the "Private Placement Memorandum") dated August [o], 1999, relating to the Certificates and such other information as we deem necessary in order to make our investment decision. We understand that the Private Placement Memorandum speaks only as of its date and that the information contained therein may not be correct or complete as of any time subsequent to such date.]

                                    2. We understand that the Certificates
                  have not been, and will not be registered under the Securities Act of 1933, as amended (the "Act") and may not be sold except as permitted by the restrictions and conditions set forth in the Pooling and Servicing Agreement dated as of August 1, 1999 relating to the Certificates and the undersigned agrees to be bound by, and not to resell, pledge or otherwise transfer the Certificates except in compliance with, such restrictions and conditions and the Act. We understand that on any proposed resale of any Certificates, we will be required to furnish to the Trustee such certifications, legal opinions and other information as it may require to confirm that the proposed sale is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Act. We further understand that the Certificates will bear a legend to the foregoing effect.

                                    3. We are an "accredited investor" (as
                  defined in Rule 501(a)(1), (2), (3), or (7) under the Act) and we are acquiring the Certificates for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Act, and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Certificates, and we and any accounts for which we are acting are each able to bear the economic risk of our or their investment.

                                    4. We are acquiring each of the
                  Certificates purchased by us for our own account or for a single account (each of which is an "accredited investor" and from which no resale, pledge or other transfer may be made except to another "accredited investor") as to which we exercise sole investment discretion.

                                    5. We are not an employee benefit plan (a
                  "Plan") subject to Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or
                  Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") or a person acting on behalf of such a Plan or using the assets of such a Plan to acquire the Certificates.

         You are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

                               Very truly yours,

                               By:
                               Name:
                               Title:

Securities To Be Purchased:

$   principal amount of Certificates

                                  EXHIBIT F-1

                          FORM OF TRANSFER AFFIDAVIT

STATE OF          )
                  ) ss.:
COUNTY OF         )

         [NAME OF OFFICER], being first duly sworn, deposes and says that:

         1. He is the [Title of Officer] of [Name of Owner] (the record or beneficial owner (the "Owner") of J.P. Morgan Commercial Mortgage Finance Corp., Mortgage Pass-Through Certificate, Series 1999-C8, Class [ ], No. (the "Class [ ] Certificate")), a duly organized and existing under the laws of [the State of ] [the United States], on behalf of which he makes this affidavit. Capitalized terms used but not defined herein have the respective meanings assigned thereto in the Pooling and Servicing Agreement pursuant to which the Class [ ] Certificate was issued.

         2. The Owner (i) is and will be a "Permitted Transferee" as of [date of transfer] and (ii) is acquiring the Class [ ] Certificate for its own account or for the account of another Owner from which it has received an affidavit in substantially the same form as this affidavit. A "Permitted Transferee" is any person other than a "disqualified organization" or a possession of the United States. (For this purpose, a "disqualified organization" means the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers' cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income.

         3. The Owner is aware (i) of the tax that would be imposed on transfers of the Class [ ] Certificate to disqualified organizations under the Internal Revenue Code of 1986, as amended, that applies to all transfers of the Class [ ] Certificate after March 31, 1988; (ii) that such tax would be on the transferor, or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a non-Permitted Transferee, on the agent; (iii) that the person otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is a Permitted Transferee and, at the time of transfer, such person does not have actual knowledge that the affidavit is false.

         4. The Owner is aware of the tax imposed on a "pass-through entity" holding the Class [ ] Certificate if at any time during the taxable year of the pass-through entity a non-Permitted Transferee is the record holder of an interest in such entity. (For this purpose, a "pass-through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

         5. The Owner is aware that it cannot transfer the Class [ ] Certificate unless the transferee, or the transferee's agent, delivers to the Certificate Registrar, among other things, an affidavit in substantially the same form as this affidavit.

         6. The Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class [ ] Certificate will only be owned, directly or indirectly, by an Owner that is a Permitted Transferee.

         7. The Owner's taxpayer identification number is .

         8. No purpose of the Owner relating to its purchase of a Class [ ] Certificate is or will be to impede the assessment or collection of any tax.

         9. The Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as the Class [ ] Certificate remains outstanding.

         10. The Owner has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as the Class [ ] Certificate remains outstanding.

         11. No purpose of the Owner relating to any sale of any Class [ ] Certificate will be to impede the assessment or collection of any tax.

         12.      The Owner is not a Non-United States Person.

         IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Title of Officer] and its Corporate Seal to be hereunto attached, attested by its [Assistant] Secretary, this day of , 199_.

                                            [NAME OF OWNER]

                                            By:
                                               [Name of Officer]
                                               [Title of Officer]

[Corporate Seal]

ATTEST:

[Assistant] Secretary

                  Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same Person who executed the foregoing instrument and to be the [Title of Officer] of the Owner, and acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Owner.

         Subscribed and Sworn before me this ____ day of 199_.

                                         NOTARY PUBLIC

                                         COUNTY OF
                                         STATE OF
                                         My Commission expires the
                                         day of                , 19__.

                                  EXHIBIT F-2

                        FORM OF TRANSFEROR CERTIFICATE

                                                                      [Date]

[Certificate Registrar Name and Address]

                  Re: J.P. Morgan Commercial Mortgage Finance Corp., Mortgage Pass-Through Certificates, Series 1999-C8, Class [ ]

Dear Sirs:

                  In connection with our disposition of the above Certificates we certify that (a) we understand that the Certificates have not been registered under the Securities Act of 1933, as amended (the "Act"), and are being disposed by us in a transaction that is exempt from the registration requirements of the Act, (b) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, in a manner that would be deemed, or taken any other action which would result in, a violation of Section 5 of the Act and (c) to the extent we are disposing of a Class [ ] Certificate, we have no knowledge the Transferee is not a Permitted Transferee.

                                         Very truly yours,

                                         ---------------------------
                                         (Transferor)

                                          By:
                                          Name:
                                          Title:

EXHIBIT G

                            MORTGAGE LOAN SCHEDULE

EXHIBIT H

                                HEDGE SCHEDULE

------------- ----------- ----------- ---------- ----------- ------------ -----------------------------------------------------
 Loan Number      Date      Foreign    Effective   Delivery    Amount of                                Summary of Cash Flows
                Acquired   Currency     Date         Date      Exchange
                            Exchange                           Gain or
                            Contract                            Loss
                             Number                            Deferred
                                                                Under
                                                               Treas.
                                                               Reg.ss.
                                                              1.988-5(a)
                                                                 (6)
                                                                          ----------------------------------------
                                                                           Cut-Off Date      U.S.      Cut-Off Date     Canadian
                                                                            U.S. Dollar     Dollar    Canadian Dollar     Dollar
                                                                             Principal     Interest    Principal($)     Interest
                                                                             Balance($)     Rate(%)                       Rate(%)

-------------  ---------- ----------- ---------- ----------- ----------  -------------- ----------- ---------------- ------------

99             8/11/98    CMF-1        8/17/99    8/17/99    none        2,843,595.86   8.443       2,848,894.26      7.940
74             12/16/97   CMF-2        8/17/99    8/17/99    none        4,403,154.40   8.422       4,408,558.52      7.910
100            8/11/98    CMF-3        8/17/99    8/17/99    none        2,843,595.86   8.433       2,848,894.26      7.940
40            6/30/98    CMF-4        8/17/99    8/17/99    none        7,961,984.52   8.305       7,977,412.09      7.750
102            8/11/98    CMF-5        8/17/99    8/17/99    none        2,696,513.26   8.433       2,701,537.61      7.940
66             4/15/99    CMF-6        8/17/99    8/17/99    none        4,953,208.99   8.555       4,968,545.14      8.000
79             8/11/98    CMF-7        8/17/99    8/17/99    none        4,167,338.64   8.443       4,175,103.54      7.940
115            8/11/98    CMF-8        8/17/99    8/17/99    none        2,216,043.65   8.433       2,220,172.75      7.940
-------------  ---------- ----------- ---------- ----------- ----------  -------------- ----------- ----------------- -----------

EXHIBIT I

                          FORM OF LOAN SALE AGREEMENT

EXHIBIT K

                                FORM OF REPORTS

EXHIBIT L

        FORM OF PRELIMINARY SERVICER LETTER PURSUANT TO SECTION 4.01(e)

                                  EXHIBIT "L"

                          PRIMARY SERVICER STATIONERY

                                                                     Date

Mortgagor's Name
Mortgagor's Address

         Re: Transfer of Servicing of Loan in the Name of [Mortgagor's Name], Loan [Mortgagor's Primary Loan ID Number]

Dear [Mortgagor]:

                  Please be advised that the servicing of the above referenced loan has been returned to ["Primary Servicer's Name"].

                  Please continue to remit all payments to ["Primary Servicer's Name"]. ["Primary Servicer's Name"] will continue to process your checks and maintain the accounting records for this loan. Please remember to use the above ["Primary Servicer's Name"] Loan Number when communicating with us and making your payments to ["Primary Servicer's Name"].

                  Should you have any questions, please call
_________________________ or write at the following address:

                            Primary Servicer's Name
                          Primary Servicer's Address

                                                      Sincerely,

cc:      ["Special Servicer's Name"]

EXHIBIT M

        FORM OF PROPERTY INSPECTION REPORT PURSUANT TO SECTION 4.09(A)

       [STANDARD COMMERCIAL REAL ESTATE SECONDARY MARKET SECURITIZATION
          ASSOCIATION REPORTS (CSSA) REPORTS AS OF THE DELIVERY DATE]

EXHIBIT N

        FORM OF SUMMARY OF OPERATING STATEMENTS AND RENT ROLLS PURSUANT
                              TO SECTION 4.09(B)

       [STANDARD COMMERCIAL REAL ESTATE SECONDARY MARKET SECURITIZATION
          ASSOCIATION REPORTS (CSSA) REPORTS AS OF THE DELIVERY DATE]

EXHIBIT O

                  FORM OF REMITTANCE REPORT PURSUANT TO SECTION 4.10(A)

       [STANDARD COMMERCIAL REAL ESTATE SECONDARY MARKET SECURITIZATION
          ASSOCIATION REPORTS (CSSA) REPORTS AS OF THE DELIVERY DATE]

EXHIBIT P

    FORM OF DETAILED LOAN INDICATIVE DATA FILE PURSUANT TO SECTION 4.10(A)

       [STANDARD COMMERCIAL REAL ESTATE SECONDARY MARKET SECURITIZATION
          ASSOCIATION REPORTS (CSSA) REPORTS AS OF THE DELIVERY DATE]

EXHIBIT Q

                                  [RESERVED]

EXHIBIT R

                                  [RESERVED]

EXHIBIT S

        FORM OF NOTICE REGARDING TRANSFER TO SPECIAL SERVICING PURSUANT
                              TO SECTION 6.02(a)

                                  EXHIBIT "S"

                          PRIMARY SERVICER STATIONERY

Date

Trustee Name and Address
Depositor Name and Address
Master Servicer Name and Address
Special Servicer Name and Address

         Re: Transfer of Servicing of Loan in the Name of [Mortgagor's Name], Loan [Mortgagor's Primary ID Number]

Dear Sir/Madam:

                  Please be advised that the servicing of the above-referenced loan will be transferred to ["Special Servicer's Name"] for special servicing as of the date of this letter. This loan is being transferred to ["Special Servicer's Name"] for servicing the following noted reason:

         1.   The loan has become a Defaulted Mortgage Loan;

         2. The Mortgagor has entered into or consented to bankruptcy, appointment of a receiver or conservator or a similar insolvency or a similar proceeding, or the Mortgagor has become a subject of a decree or order for such a proceeding which shall have remained in force on discharged or unstayed for a period of 6 days;

         3. Either ["Special Servicer's Name"] or ["Primary Servicer's Name"] has received notice of the foreclosure or proposed foreclosure of any other lien on the Mortgaged Property;

         4. In the judgment of ["Special Servicer' s Name"] or ["Primary Servicer's Name"], a payment default has occurred or is imminent and is not likely to be cured by the related Mortgagor within sixty (60) days;

         5. The related Mortgagor has admitted in writing its inability to pay its debts generally as they become due, has filed a petition to take advantage of any applicable insolvency or reorganization statute, made an assignment for the benefit of its creditors, or voluntarily suspended payment of its obligations;

         6. With respect to a Balloon Mortgage Loan, the related Mortgagor, in response to a letter from ["Primary Servicer's Name"] pursuant to Section 4.11 of the Servicing Agreement, has requested either an extension of the related Maturity Date of any other modification or has otherwise indicated the inability to make the payment due on such Maturity Date, or has failed to respond within thirty (30) days after the 3-months' notice letter referenced in Section 4.11 of the Servicing agreement;

         7. Any other material default has, in ["Special Servicer's Name"]'s judgment or ["Primary Servicer's Name"]'s judgment, occurred which is not reasonably susceptible of cure within the time periods and on the terms and conditions, if any, provided in the related Mortgage;

         8.   the related Mortgaged Property has become REO Property; or

         9. If for any reason, ["Primary Servicer's Name"] cannot enter into an assumption agreement pursuant to section 4.08 of the Servicing Agreement.

              All capitalized terms used herein shall have the same meaning as defined in, and all references to the "Servicing Agreement' shall refer to, the Servicing Agreement among ["Special Servicer's Name"], ["Primary Servicer's Name"], and the Initial Owner, Morgan Guaranty Trust Company of New York.

                                           Sincerely,

                                           By:
                                           Name:
                                           Title:

EXHIBIT T

              FORM OF SPECIAL SERVICER LETTER PURSUANT TO SECTION 6.02(b)

              EXHIBIT "T"

              PRIMARY SERVICER STATIONERY

Date

Trustee Name and Address
Depositor Name and Address
Master Servicer Name and Address
Special Servicer Name and Address

         Re: Transfer of Servicing of Loan in the Name of [Mortgagor's Name], Loan [Mortgagor's Primary ID Number]

Dear Sir/Madam:

                  Please be advised that the servicing of the above-referenced loan will be transferred to ["Special Servicer's Name"] for special servicing as of the date of this letter. This loan is being transferred to ["Special Servicer's Name"] for servicing the following noted reason:

              10.  The loan has become a Defaulted Mortgage Loan;

              11. The Mortgagor has entered into or consented to bankruptcy, appointment of a receiver or conservator or a similar insolvency or a similar proceeding, or the Mortgagor has become a subject of a decree or order for such a proceeding which shall have remained in force on discharged or unstayed for a period of 6 days;

              12. Either ["Special Servicer's Name"] or ["Primary Servicer's Name"] has received notice of the foreclosure or proposed foreclosure of any other lien on the Mortgaged Property;

              13. In the judgment of ["Special Servicer' s Name"] or ["Primary Servicer's Name"], a payment default has occurred or is imminent and is not likely to be cured by the related Mortgagor within sixty (60) days;

              14. The related Mortgagor has admitted in writing its inability to pay its debts generally as they become due, has filed a petition to take advantage of any applicable insolvency or reorganization statute, made an assignment for the benefit of its creditors, or voluntarily suspended payment of its obligations;

              15. With respect to a Balloon Mortgage Loan, the related Mortgagor, in response to a letter from ["Primary Servicer's Name"] pursuant to Section 4.11 of the Servicing Agreement, has requested either an extension of the related Maturity Date of any other modification or has otherwise indicated the inability to make the payment due on such Maturity Date, or has failed to respond within thirty (30) days after the 3-months' notice letter referenced in
                   Section 4.11 of the Servicing agreement;

              16. Any other material default has, in ["Special Servicer's Name"]'s judgment or ["Primary Servicer's Name"]'s judgment, occurred which is not reasonably susceptible of cure within the time periods and on the terms and conditions, if any, provided in the related Mortgage;

              17.  the related Mortgaged Property has become REO Property; or

              18. If for any reason, ["Primary Servicer's Name"] cannot enter into an assumption agreement pursuant to section 4.08 of the Servicing Agreement.

                  All capitalized terms used herein shall have the same meaning as defined in, and all references to the "Servicing Agreement' shall refer to, the Servicing Agreement among ["Special Servicer's Name"], ["Primary Servicer's Name"], and the Initial Owner, Morgan Guaranty Trust Company of New York.

                                          Sincerely,

                                          By:
                                          Name:
                                          Title:

EXHIBIT U

          FORM OF SPECIAL SERVICER LETTER PURSUANT TO SECTION 6.02(e)

                                  EXHIBIT "U"

                          SPECIAL SERVICER STATIONERY

                                                              Date

Mortgagor's Name
Mortgagor's Address

         Re: Transfer of Servicing of Loan in the Name of [Mortgagor's Name], Loan [Mortgagor's Primary Loan ID Number]

Dear [Mortgagor]:

                  Your loan has been transferred to ["Special Servicer Name"] ("Special Servicer") for Special Servicing. After we review your records, we will be contacting you soon.

                  Please continue to remit all payments to ["Primary Servicer's Name"] while your loan is being serviced by ("Special Servicer"). ["Primary Servicer's Name"] will continue to process your checks and maintain the accounting records for this loan. The acceptance of any payments by ["Primary Servicer's Name"] does not constitute any agreement to modify or amend your loan in any way.

                  A ("Special Servicer") employee will contact you shortly to discuss what options are available to you at this time. Should you have any questions regarding your loans, please contact ("Special Servicer")'s toll-free Customer Service number ["Customer Service Number"], or write to ("Special Servicer") at the following address. Please remember to use the above ["Primary Servicer's Name"] loan number when communicating with ("Special Servicer") and making your payments to ["Primary Servicer's Name"] while ("Special Servicer") is servicing your loan:

                          ["Special Servicer's Name"]
                        ["Special Servicer's Address"]
                         Attention: Special Servicing

                  ("Special Servicer") may be engaging third party firms to perform property inspections as well as certain other analyses and studies on property which serves as collateral for your loan. You may be contacted by such third party firms to provide access to your property and other information. We will appreciate your cooperation during this process and look forward to completing these activities in the near future.

                  No statement, act, omission or course of dealing or conduct on the part of the ["Primary Servicer's Name"] or ("Special Servicer"), or both, shall be construed to alter or waive any default or any obligation under applicable law and/or the documents pertaining to your loan; no agreement or waiver shall be binding on ["Primary Servicer's Name"] or ("Special Servicer") unless reduced to writing and signed by an employee duly authorized to do so; and neither delay in nor failure of [Primary Servicer's Name] or ("Special Servicer") to exercise any right, power or privilege under any loan document shall operate as a waiver thereof, and no single or partial exercise of any right, power or any privilege shall preclude any other and further exercise thereof or the exercise of any right, power or privilege.

                                          Sincerely,

                                          By:
                                          Name:
                                          Title:

ATTENTION TO ANY DEBTOR IN BANKRUPTCY OR WHO HAS RECEIVED A DISCHARGE IN BANKRUPTCY OR WHO MAY HAVE PAID, SETTLED OR IS OTHERWISE NOT OBLIGATED: Please be advised that this letter constitutes neither a demand for payment of the captioned debt nor a notice of personal liability to any recipient hereof who: might have received a discharge of such debt in accordance with applicable bankruptcy laws or who might be subject to the automatic stay of Section 362 of the United States Bankruptcy Code, has paid, settled, or is otherwise not obligated by law.

cc:      ("Special Servicer")

EXHIBIT V

        FORM OF SPECIALLY SERVICED MORTGAGE LOAN AND REO STATUS REPORT
                          PURSUANT TO SECTION 6.09(A)

       [STANDARD COMMERCIAL REAL ESTATE SECONDARY MARKET SECURITIZATION
          ASSOCIATION REPORTS (CSSA) REPORTS AS OF THE DELIVERY DATE]

EXHIBIT W

          FORM OF SPECIAL SERVICER NOTICE PURSUANT TO SECTION 6.12(a)

                                  EXHIBIT "W"

                          SPECIAL SERVICER STATIONERY

Date

Trustee
Trustee Owner's Address

Master Servicer
Master Servicer's address

Primary Servicer
Primary Servicer's Address

Re: Transfer of Servicing of Mortgage Loan in the Name of [Mortgagor's Name], Loan [Mortgager's Number]

Dear [Mortgagor]:

Please be advised that the servicing of the above referenced Mortgage Loan will be returned to ["Primary's Name"] as of [Date]. This Mortgage Loan is being returned for the following reason:

         _____ 1. Request from Master Servicer that the Mortgage Loan be returned based on receipt of information which resulted in the Mortgage Loan not being considered a Specially Serviced Mortgage Loan.

         _____       2.       The Mortgage  Loan is current as to payments of
                              principal and interest.  No Servicing  Transfer
                              Event is continuing. Three Monthly Payments have been made in accordance with the terms of the related Mortgage Note for the months of [List
                              Months], [Year].

         _____       3.       Other:

All capitalized terms, unless otherwise defined, shall have the meanings set forth in the Servicing Agreement among the above addresses and the undersigned.

Very truly yours,

Name of Special Servicer Servicing Officer and Title

EXHIBIT X

          FORM OF SPECIAL SERVICER NOTICE PURSUANT TO SECTION 6.12(b)

                                  EXHIBIT "X"

                          SPECIAL SERVICER STATIONERY

Date

Mortgagor's Name
Mortgagor's Address

Primary Servicer's Name
Primary Servicer's Address

      Re: Transfer of Servicing of Loan in the Name of [Mortgagor's Name], Loan [Mortgager's Primary ID Number]

Dear Sir or Madam:

                  Please be advised that the servicing of the above-referenced loan will be returned to [Primary Servicer's Name] for servicing as of the date of this letter. This loan is being returned to ["Primary Servicer's Name"] for servicing for the following reason:

              1. The loan has been current in payments under existing terms for three consecutive monthly payments.

              2. The loan is returned to ["Primary Servicer's Name"] based upon receipt of information which resulted in the loan not being considered a Specially Serviced Mortgage Loan.

              3. The loan has been modified and the three consecutive monthly payments have been made in accordance with the terms of the modified mortgage note.

              4.  Other:

                  Please continue to remit all payments to ["Primary Servicer's Name"]. ["Primary Servicer's Name"] will continue to process your checks and maintain the accounting records for this loan. Please remember to use the above ["Primary Servicer's Name"] Loan Number when communicating with us and making your payments to ["Primary Servicer's Name"].

                  Please acknowledge receipt of this letter by signing the enclosed copy and return it to my attention.

                                       Sincerely,

                                       By:
                                       Name:
                                       Title:

cc:      ["Primary Servicer's Name"]

Borrower Acknowledgment

By:
Name:
Title:
Date:

EXHIBIT Y

         FORM OF REQUEST FOR RELEASE AND RECEIPT OF DOCUMENTS PURSUANT
                              TO SECTION 11.14(b)

                                  EXHIBIT "Y"

                            REQUEST FOR RELEASE AND
                             RECEIPT OF DOCUMENTS

Date

To:      State Street Bank and Trust Company
         225 Franklin Street
         Boston, MA 02110

Re: Custodial Agreement, dated as of August 4, 1994, as amended and restated as of , 1995, by and between Mortgage Guaranty Trust Company of New York and State Street Bank and Trust Company

                  In connection with the administration of the Mortgage Loans held by you as the Custodian for the Company, we request the release of the (Custodian's Mortgage File/[specify documents]) for the Mortgage Loan described below, for the reason indicated. The undersigned agrees to acknowledge receipt of such Mortgage Loan file promptly upon receipt.

Mortgagor's Name, Address & Zip Code:

Mortgage Loan Number

Reason for Requesting Documents  (check one)

_____         1.    Mortgage Loan paid in full. (Servicer hereby
              certifies that all amounts received in connection therewith have been credited or will be escrowed as provided in the Servicing Agreement.)

_____         2.    Mortgage Loan  Liquidated.  (Servicer  hereby  certifies
                    that all proceeds of foreclosure, insurance or other liquidation have been finally received and credited to or will be escrowed pursuant to the Servicing Agreement.)

_____         3.    Mortgage Loan in Foreclosure.

_____         4.    Other (explain)

                  If item 1 or 2 above is checked, and if all or part of the Custodian's Mortgage File was previously released to us, please release to us our previous receipt on file with you, as well as any additional documents in your possession relating to the above specified Mortgage Loan. If item 3 or 4 is checked, upon our return of all of the above documents to you as Custodian, please acknowledge your receipt by signing in the space indicated below, and returning this form.

                                       [Servicer]

                                       By:
                                       Name:
                                       Title:
                                       Date:

Documents returned to Custodian:

State Street Bank and Trust Company

By:
Name:
Title:
Date:

EXHIBIT Z

         REO ACCOUNT LETTER PURSUANT TO SECTION 6.09(B)

EXHIBIT Z


REO ACCOUNTS REPORT
FROM (DAY AFTER PRIOR PRIMARY REMITTANCE DATE)
   TO AND INCLUDING (CURRENT PRIMARY REMITTANCE DATE)                Account #

BEGINNING BALANCE                                                      $0.00

COLLECTIONS:

DELINQUENT PAYMENTS                                        $0.00
PAYMENTS FOR CURRENT DUE PERIOD
(Includes net liquidation proceeds & prepayments)
PAYMENTS FOR FUTURE DUE PERIODS                            $0.00
PRIMARY SERVICER ADVANCES                                  $0.00
LIQUIDATION PROCEEDS - To be applied to servicer
 Advances                                                  $0.00
LATE FEES/PREPAYMENT PREMIUMS                              $0.00
UNAPPLIED FUNDS                                            $0.00
LOANS IN PROCESS                                           $0.00
INVESTMENT INCOME - Due to Primary Servicer                $0.00
                  TOTAL COLLECTIONS                                    $0.00

DISBURSEMENTS:

TRANSFER TO ESCROW                                         $0.00
SERVICE FEES                                               $0.00
MASTER SERVICER REMITTANCE                                 $0.00
PRINCIPAL ADVANCE REIMBURSEMENTS                           $0.00
INTEREST ADVANCE REIMBURSEMENTS                            $0.00
SERVICER ADVANCE REIMBURSEMENTS                            $0.00
ADVANCE INTEREST (Due and collected)                       $0.00
INVESTMENT INCOME - Due Primary Servicer                   $0.00
                  TOTAL DISBURSEMENTS                                  $0.00

REO ACCOUNTS REPORT
FROM (DAY AFTER PRIOR PRIMARY REMITTANCE DATE)

   TO AND INCLUDING (CURRENT PRIMARY REMITTANCE DATE)                Account #

BEGINNING BALANCE                                                      $0.00

COLLECTIONS:

DELINQUENT PAYMENTS                                        $0.00
PAYMENTS FOR CURRENT DUE PERIOD
(Includes net liquidation proceeds & prepayments)
PAYMENTS FOR FUTURE DUE PERIODS                            $0.00
PRIMARY SERVICER ADVANCES                                  $0.00
LIQUIDATION PROCEEDS - To be applied to servicer
Advances                                                   $0.00
LATE FEES/PREPAYMENT PREMIUMS                              $0.00
UNAPPLIED FUNDS                                            $0.00
LOANS IN PROCESS                                           $0.00
INVESTMENT INCOME - Due to Primary Servicer                $0.00
                  TOTAL COLLECTIONS                                    $0.00

DISBURSEMENTS:

TRANSFER TO ESCROW                                         $0.00
SERVICE FEES                                               $0.00
MASTER SERVICER REMITTANCE                                 $0.00
PRINCIPAL ADVANCE REIMBURSEMENTS                           $0.00
INTEREST ADVANCE REIMBURSEMENTS                            $0.00
SERVICER ADVANCE REIMBURSEMENTS                            $0.00
ADVANCE INTEREST (Due and collected)                       $0.00
INVESTMENT INCOME - Due Primary Servicer                   $0.00
                  TOTAL DISBURSEMENTS                                  $0.00